Exhibit 10


                                                                  EXECUTION COPY







                                  $500,000,000

                                CREDIT AGREEMENT

                                   dated as of

                                 August 16, 2005

                                      among

                            DARDEN RESTAURANTS, INC.,
                                   as Borrower

                            The Banks Listed Herein,

                  BANK OF AMERICA, N.A., as Syndication Agent,

                      SUNTRUST BANK, as Syndication Agent,

         WELLS FARGO BANK, NATIONAL ASSOCIATION, as Documentation Agent,

                                       and

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                             as Administrative Agent


               ---------------------------------------------------

                         WACHOVIA CAPITAL MARKETS, LLC,
                        as Lead Arranger and Book Runner

                                TABLE OF CONTENTS
                                                                            Page



ARTICLE I             DEFINITIONS..............................................1
     SECTION 1.01 Definitions..................................................1
     SECTION 1.02 Accounting Terms and Determinations.........................16
     SECTION 1.03 Terms Generally.............................................16
     SECTION 1.04 Use of Defined Terms........................................17
     SECTION 1.05 Exchange Rates; Currency Equivalents........................17
     SECTION 1.06 Alternative Currencies......................................17
     SECTION 1.07 Redenomination of Certain Alternative Currencies............18

ARTICLE II            THE CREDITS.............................................18
     SECTION 2.01 Commitments to Make Loans...................................18
     SECTION 2.02 Method of Borrowing Syndicated Loans........................19
     SECTION 2.03 Money Market Loans..........................................21
     SECTION 2.04 Continuation and Conversion Elections.......................24
     SECTION 2.05 Notes.......................................................25
     SECTION 2.06 Maturity of Loans...........................................25
     SECTION 2.07 Interest Rates..............................................26
     SECTION 2.08 Fees........................................................28
     SECTION 2.09 Optional Termination or Reduction of Commitments............29
     SECTION 2.10 Termination of Commitments..................................29
     SECTION 2.11 Optional Prepayments........................................29
     SECTION 2.12 Mandatory Prepayments.......................................30
     SECTION 2.13 General Provisions as to Payments...........................30
     SECTION 2.14 Computation of Interest and Fees............................33
     SECTION 2.15 Existing Credit Agreement and Existing Notes................34
     SECTION 2.16 Letter of Credit Facility...................................34
     SECTION 2.17 Increase in Commitments.....................................41

ARTICLE III           CONDITIONS TO BORROWINGS................................42
     SECTION 3.01 Conditions to Effectiveness.................................42
     SECTION 3.02 Conditions to All Borrowings................................43
     SECTION 3.03 Determinations Under Section 3.01...........................44

ARTICLE IV            REPRESENTATIONS AND WARRANTIES..........................44
     SECTION 4.01 Organization; Power; Qualification..........................44
     SECTION 4.02 Subsidiaries and Capitalization.............................45
     SECTION 4.03 Authorization of Agreement, Loan Documents and Borrowing....45
     SECTION 4.04 Compliance of Agreement, Loan Documents and Borrowing
                  with Laws, Etc..............................................45
     SECTION 4.05 Compliance with Law; Governmental Approvals.................46
     SECTION 4.06 Tax Returns and Payments....................................46
     SECTION 4.07 Intellectual Property Matters...............................46
     SECTION 4.08 Environmental Matters.......................................46
     SECTION 4.09 ERISA.......................................................47

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     SECTION 4.10 Margin Stock................................................47
     SECTION 4.11 Government Regulation.......................................47
     SECTION 4.12 Financial Statements........................................47
     SECTION 4.13 Title to Properties.........................................48
     SECTION 4.14 Debt and Liens..............................................48
     SECTION 4.15 Litigation..................................................48
     SECTION 4.16 Absence of Defaults.........................................48
     SECTION 4.17 Accuracy and Completeness of Information....................49
     SECTION 4.18 Insolvency..................................................49
     SECTION 4.19 Insurance...................................................49

ARTICLE V             COVENANTS...............................................49
     SECTION 5.01 Financial Information and Notices...........................49
     SECTION 5.02 Preservation of Corporate Existence and Related Matters.....52
     SECTION 5.03 Maintenance of Property.....................................52
     SECTION 5.04 Insurance...................................................52
     SECTION 5.05 Accounting Methods and Financial Records....................53
     SECTION 5.06 Payment and Performance of Obligations......................53
     SECTION 5.07 Compliance with Laws, Approvals and Agreements..............53
     SECTION 5.08 Compliance with ERISA.......................................53
     SECTION 5.09 Conduct of Business.........................................53
     SECTION 5.10 Loans or Advances...........................................53
     SECTION 5.11 Investments.................................................53
     SECTION 5.12 Visits and Inspections......................................54
     SECTION 5.13 Limitations on Liens........................................54
     SECTION 5.14 Limitations on Mergers, Liquidations and Sales of Assets....55
     SECTION 5.15 Certain Accounting Changes..................................56
     SECTION 5.16 Change in Fiscal Year.......................................56
     SECTION 5.17 Restrictive Agreements......................................56
     SECTION 5.18 Acquisitions................................................56
     SECTION 5.19 Ratio of Consolidated Total Debt to Consolidated
                  Total Capitalization........................................56
     SECTION 5.20 Limitation on Priority Debt.................................56

ARTICLE VI            DEFAULTS................................................56
     SECTION 6.01 Events of Default...........................................56

ARTICLE VII           THE ADMINISTRATIVE AGENT................................59
     SECTION 7.01 Appointment, Powers and Immunities..........................59
     SECTION 7.02 Reliance by Administrative Agent............................60
     SECTION 7.03 Defaults....................................................60
     SECTION 7.04 Rights of Administrative Agent and its Affiliates as a
                  Bank........................................................60
     SECTION 7.05 Indemnification.............................................60
     SECTION 7.06 CONSEQUENTIAL DAMAGES.......................................61
     SECTION 7.07 Payee of Note Treated as Owner..............................61
     SECTION 7.08 Non-Reliance on Administrative Agent and Other Banks........61
     SECTION 7.09 Failure to Act..............................................61
     SECTION 7.10 Resignation of Administrative Agent.........................62

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     SECTION 7.11 Other Agents................................................62

ARTICLE VIII          CHANGE IN CIRCUMSTANCES; COMPENSATION...................62
     SECTION 8.01 Basis for Determining Interest Rate Inadequate or Unfair....62
     SECTION 8.02 Illegality..................................................63
     SECTION 8.03 Increased Cost and Reduced Return...........................64
     SECTION 8.04 Base Rate Loans Substituted for Affected Eurocurrency
                  Loans.......................................................65
     SECTION 8.05 Compensation................................................65
     SECTION 8.06 Replacement of Banks........................................66

ARTICLE IX            MISCELLANEOUS...........................................66
     SECTION 9.01 Notices.....................................................66
     SECTION 9.02 No Waivers..................................................68
     SECTION 9.03 Expenses; Documentary Taxes; Indemnification................68
     SECTION 9.04 Setoffs; Sharing of Set-Offs................................69
     SECTION 9.05 Amendments and Waivers......................................71
     SECTION 9.06 Independence of Covenants...................................71
     SECTION 9.07 Successors and Assigns......................................72
     SECTION 9.08 Confidentiality.............................................75
     SECTION 9.09 Representation by Banks.....................................75
     SECTION 9.10 Obligations Several.........................................75
     SECTION 9.11 Survival of Certain Obligations.............................76
     SECTION 9.12 Governing Law...............................................76
     SECTION 9.13 Severability................................................76
     SECTION 9.14 Interest....................................................76
     SECTION 9.15 Interpretation..............................................77
     SECTION 9.16 Jurisdiction, Etc.; Waiver of Jury Trial....................77
     SECTION 9.17 Counterparts................................................78
     SECTION 9.18 Source of Funds - ERISA.....................................78
     SECTION 9.19 Judgment Currency...........................................78
     SECTION 9.20 FIN 46......................................................78
     SECTION 9.21 USA Patriot Act.............................................78


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Schedule 1.01         Commitments
Schedule 4.02         Material Subsidiaries
Schedule 4.08         Environmental Matters
Schedule 4.09         ERISA Disclosure
Schedule 4.14         Description of Debt and Liens
Schedule 4.15         Litigation

EXHIBIT A             Form of Dollar Note
EXHIBIT B             Form of Alternative Currency Note
EXHIBIT C             Form of Money Market Dollar Note
EXHIBIT D             Form of Money Market Alternative Currency Note
EXHIBIT E             Form of Opinion of Counsel for the Borrower
EXHIBIT F             Form of Money Market Quote Request
EXHIBIT G             Form of Money Market Quote
EXHIBIT H             Form of Closing Certificate
EXHIBIT I             Form of Secretary's Certificate
EXHIBIT J             Form of Officer's Compliance Certificate
EXHIBIT K             Form of Assignment and Assumption
EXHIBIT L             Form of Notice of Borrowing
EXHIBIT M             Form of Notice of Continuation or Conversion
EXHIBIT N             Form of Notice in Respect of Issuance of Letters of Credit


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                                CREDIT AGREEMENT

     THIS CREDIT AGREEMENT dated as of August 16, 2005 among DARDEN RESTAURANTS, INC., a Florida corporation, the BANKS party hereto, and WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and as Issuing Bank.

     The parties hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     SECTION 1.01 Definitions. The terms as defined in this Section 1.01 shall, for all purposes of this Agreement and any amendment hereto (except as herein otherwise expressly provided or unless the context otherwise requires), have the meanings set forth herein:

     "Acquisition" means any transaction pursuant to which the Borrower or any of its Subsidiaries, directly or indirectly, in its own name or by or through a nominee or an agent (a) acquires equity Securities (or warrants, options or other rights to acquire such Securities) of any Person other than the Borrower or any Person which is not then a Subsidiary of the Borrower, pursuant to a solicitation of tenders therefor, or in one or more negotiated block, market or other transactions not involving a tender offer, or a combination of any of the foregoing, or (b) makes any Person a Subsidiary of the Borrower, or causes any Person other than a Subsidiary to be merged into the Borrower or any of its Subsidiaries, in any case pursuant to a merger, purchase of assets or any reorganization providing for the delivery or issuance to the holders of such Person's then outstanding Securities, in exchange for such Securities, of cash or Securities of the Borrower or any of its Subsidiaries, or a combination thereof, or (c) purchases all or substantially all of the business or assets of any Person.

     "Adjusted IBOR Rate" has the meaning set forth in Section 2.07(d).

     "Adjusted  London  Interbank  Offered  Rate" has the  meaning  set forth in
Section 2.07(c).

     "Administrative Agent" means Wachovia Bank, National Association, a national banking association organized under the laws of the United States of America, in its capacity as Administrative Agent for the Banks and Issuing Bank hereunder, and its successors and permitted assigns in such capacity.

     "Administrative Agent's Office" means, with respect to any currency, the Administrative Agent's address and, as appropriate, account as set forth in
Section 9.01 with respect to such currency or such other address or account with respect to such currency as the Administrative Agent may from time to time notify the Borrower, the Banks and the Issuing Bank.

     "Administrative Agent's Letter Agreement" means, collectively, those certain letter agreements, each dated as of July 13, 2005, among the Borrower, the Administrative Agent and the Lead Arranger relating to the structure of the Loans, and certain fees from time to time payable by the Borrower to the Administrative Agent and the Lead Arranger, together with all amendments and modifications thereto.

     "Administrative Questionnaire" means an administrative questionnaire in the form supplied by the Administrative Agent to be delivered by a Bank to the Administrative Agent.

     "Affiliate" of any Person means (i) any other Person which directly, or indirectly through one or more intermediaries, controls such Person, (ii) any other Person which directly, or indirectly through one or more intermediaries, is controlled by or is under common control with such Person, or (iii) any other Person of which such Person owns, directly or indirectly, 20% or more of the common stock or equivalent equity interests. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     "Agreement" means this Credit Agreement, together with all amendments and supplements hereto.

     "Alternative Currency" means each lawful currency (other than Dollars) that is freely available and freely transferable and convertible into Dollars and that is approved by all the Banks and the Issuing Bank in accordance with
Section 1.06.

     "Alternative Currency Equivalent" means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency as determined by the Administrative Agent at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation
Date) for the purchase of such Alternative Currency with Dollars.

     "Alternative Currency Notes" means the promissory notes of the Borrower, substantially in the form of Exhibit B hereto, evidencing the obligation of the Borrower to repay the Syndicated Loans denominated in Alternative Currencies, together with all amendments, consolidations, modifications, renewals and supplements thereto.

     "Alternative Currency Sublimit" means an amount equal to the lesser of (a) the Total Commitments and (b) $100,000,000. The Alternative Currency Sublimit is part of, and not in addition to, the Total Commitments.

     "Applicable   Currency"  means  Dollars  or  an  Alternative  Currency,  as applicable.

     "Applicable  Facility  Fee  Rate"  has the  meaning  set  forth in  Section
2.08(a).

     "Applicable  Law"  means  all  applicable   provisions  of   constitutions,
statutes, rules, regulations and orders of all Governmental Authorities and all orders and decrees of all courts and arbitrators.

     "Applicable Margin" has the meaning set forth in Section 2.07(a).

     "Applicable Time" means, with respect to any borrowings and payments in Alternative Currencies, the local times in the place of settlement for such Alternative Currencies as may be determined by the Administrative Agent to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment.

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

     "Applicable Utilization Fee Rate" has the meaning set forth in Section 2.08(b).

     "Approved Fund" means any Fund that is administered or managed by (a) a Bank, (b) an Affiliate of a Bank or (c) an entity or an Affiliate of an entity that administers or manages a Bank.

     "Assignee" has the meaning set forth in Section 9.07(c).

     "Assignment and Assumption" means an Assignment and Assumption executed in accordance with Section 9.07(c) in the form attached hereto as Exhibit K.

     "Backup Letters of Credit" has the meaning set forth in Section 2.16(j).

     "Bank" means each bank listed on the signature pages hereof as having a Commitment, and its successors and assigns.

     "Base Rate" means for any Base Rate Loan for any day, the rate per annum equal to the higher as of such day of (i) the Prime Rate, or (ii) one-half of one percent above the Federal Funds Rate. For purposes of determining the Base Rate for any day, changes in the Prime Rate or the Federal Funds Rate shall be effective on the date of each such change.

     "Base Rate Loan" means a Loan denominated in Dollars that bears or is to bear interest at a rate based upon the Base Rate, and is to be made as a Base Rate Loan pursuant to the applicable Notice of Borrowing, Notice of Continuation or Conversion, Sections 2.01 and 2.02(f), or Article VIII, as applicable.

     "Borrower" means Darden Restaurants, Inc., a Florida corporation, and its successors and permitted assigns.

     "Borrowing"  means any  issuance of a Letter of Credit in  accordance  with
Section 2.16 and any borrowing hereunder consisting of Loans made to the Borrower (i) at the same time by all of the Banks, in the case of a Syndicated Borrowing, (ii) separately by one or more Banks, in the case of a Money Market Borrowing, and (iii) in the same currency and having the same Interest Period, as applicable, in each case pursuant to Article II. A Borrowing of Loans is a "Money Market Borrowing" if such Loans are made pursuant to Section 2.03 or a "Syndicated Borrowing" if such Loans are made pursuant to Section 2.01. A Borrowing is a "Base Rate Borrowing" if such Loans are Base Rate Loans or a "Eurocurrency Borrowing" if such Loans are Eurocurrency Loans.

     "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Applicable Laws of, or are in fact closed in, the state where the Administrative Agent's Office with respect to Obligations denominated in Dollars is located and:

     (a) if such day relates to any interest rate settings as to a Eurocurrency Loan denominated in Dollars, any fundings, disbursements, settlements and payments in Dollars in respect of any such Eurocurrency Loan, or any other dealings in Dollars to be carried out pursuant to this Agreement in respect of any such Eurocurrency Loan, means any such day on which dealings in

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deposits in Dollars are conducted by and between  banks in the London  interbank eurodollar market;

     (b) if such day relates to any interest rate settings as to a Eurocurrency Loan denominated in an Alternative Currency, means any such day on which dealings in deposits in the relevant currency are conducted by and between banks in the London or other applicable offshore interbank market for such currency; and

     (c) if such day relates to any fundings, disbursements, settlements and payments in an Alternative Currency in respect of a Eurocurrency Loan denominated in an Alternative Currency, or any other dealings in any Alternative Currency to be carried out pursuant to this Agreement in respect of any such Eurocurrency Loan (other than any interest rate settings), means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency.

     "Capital Lease" means a lease of any property (whether real, personal or mixed) that should, in accordance with GAAP, appear on a Consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as a liability in respect of such lease.

     "Capital Stock" means any nonredeemable capital stock of the Borrower or any Consolidated Subsidiary (to the extent issued to a Person other than the Borrower), whether common or preferred.

     "Cash Collateral" has the meaning set forth in Section 2.16(j).

     "CERCLA" means the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. ss.9601 et seq. and its implementing regulations and amendments.

     "Change of Law" shall have the meaning set forth in Section 8.02.

     "Closing Certificate" has the meaning set forth in Section 3.01(d).

     "Closing Date" means August 16, 2005.

     "Code" means the Internal Revenue Code of 1986, as amended, or any successor Federal tax code, and all rules and regulations from time to time promulgated thereunder, whether temporary or final. Any reference to any provision of the Code shall also be deemed to be a reference to any successor provision or provisions thereof.

     "Commitment" means, with respect to each Bank, (i) the amount set forth opposite the name of such Bank on Schedule 1.01, or (ii) as to any Bank which enters into an Assignment and Assumption (whether as transferor Bank or as Assignee thereunder), the amount of such Bank's Commitment after giving effect to such Assignment and Assumption, in each case as such amount may be reduced from time to time pursuant to Section 2.09 or increased from time to time pursuant to Section 2.17. The initial aggregate Commitment is $500,000,000.00.

     "Consolidated" means, when used with reference to financial statements or financial statement items of the Borrower and its Subsidiaries or any other Person, such statements or

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

items on a consolidated basis in accordance with applicable principles of consolidation under GAAP.

     "Consolidated   Capitalized  Lease  Obligations"  means,  at  any  date  of determination, the aggregate obligation of the Borrower and its Consolidated Subsidiaries under Capital Leases.

     "Consolidated Operating Lease Obligations" means, for any period of determination, the aggregate lease and rental commitments, in the minimum amount required by the applicable lease or rental agreements, of the Borrower and its Consolidated Subsidiaries, on a Consolidated basis, which are not classified as Consolidated Capitalized Lease Obligations hereunder.

     "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which, in accordance with GAAP, would be Consolidated with those of the Borrower in its Consolidated financial statements as of such date.

     "Consolidated Tangible Net Worth" means at any date Stockholders' Equity minus the Intangible Assets of the Company and its Subsidiaries on that date.

     "Consolidated Total Capitalization" means at any date the sum of (a) Stockholders' Equity, plus (b) Consolidated Total Debt.

     "Consolidated Total Debt" means, with respect to the Borrower and its Consolidated Subsidiaries at any date of determination, the sum of the following calculated on a Consolidated basis in accordance with GAAP: (a) all liabilities, obligations and indebtedness of such Person for borrowed money including but not limited to obligations evidenced by bonds, debentures, notes or other similar instruments, (b) all obligations of such Person to pay the deferred purchase price of property or services except trade payables arising in the ordinary course of business, (c) all Consolidated Capitalized Lease Obligations of such Person, (d) all liabilities, obligations and indebtedness of any other Person secured by a Lien on any asset of the Borrower or any of its Consolidated Subsidiaries, (e) banker's acceptances issued for the account of such Person,
(f) the product of (i) 6.25 multiplied by (ii) the Consolidated Operating Lease Obligations of such Person for the four Fiscal Quarters immediately preceding such date (including the Fiscal Quarter ending on such date), (g) all net obligations with respect to Hedging Agreements and (h) to the extent not included in clauses (a) through (g), all guarantees and contingent obligations of such Person in respect of any Consolidated Total Debt of any other Person, provided that the amount of any such guarantees and contingent obligations shall not, in any event, exceed the amount which, in light of the facts and circumstances, represents the amount that can reasonably be expected to become an actual or matured liability in accordance with GAAP.

     "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under
Section 414 of the Code.

     "Debt Rating" means a public rating by the respective Rating Agencies of the Borrower's Senior Debt. If any Rating Agency is not providing public ratings of the Senior Debt, (a) the Administrative Agent with the consent of the Required Banks may substitute another rating agency of national reputation for such Rating Agency to provide a public rating of the Senior Debt, which substituted rating agency shall be a "Rating Agency" within the meaning of the definition of such term set forth in this Section, or (b) if no other rating agency of national

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

reputation is providing public ratings of the Senior Debt, the Administrative Agent may request that the Borrower, at the Borrower's expense, obtain from such Rating Agency a private credit rating for the Senior Debt, and such private credit rating shall be such Rating Agency's Debt Rating. Upon receipt of such request, the Borrower shall use its best efforts to obtain as promptly as practicable from such Rating Agency (or, if such Rating Agency declines to provide a private credit rating, from another rating agency of national reputation approved by the Administrative Agent with the consent of the Required Banks) a private credit rating for such purpose. If the Borrower does not have any Senior Debt, the Debt Rating shall be determined on the basis of a credit rating, made as aforesaid, of the Borrower's obligations under this Agreement and the Notes. In the event another rating agency of national reputation is substituted for any Rating Agency, for purposes of determining the Debt Rating of such substitute Rating Agency, reference shall be made to the public debt rating levels of such substitute Rating Agency that are most nearly comparable to the public debt rating levels of the Rating Agency for which such substitute Rating Agency has been substituted.

     "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived in writing, become an Event of Default.

     "Default Rate" means, with respect to any Loan, on any day, the sum of 2% plus the then highest interest rate (including the Applicable Margin) which may be applicable to any Loans hereunder (irrespective of whether any such type of Loans are actually outstanding hereunder).

     "DOL" means the United States Department of Labor and any successor Federal agency having similar powers.

     "Dollar Equivalent" means, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in any Alternative Currency, the equivalent amount thereof in Dollars as determined by the Administrative Agent at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Dollars with such Alternative Currency.

     "Dollar Notes" means the promissory notes of the Borrower, substantially in the form of Exhibit A hereto, evidencing the obligation of the Borrower to repay the Syndicated Loans denominated in Dollars, together with all amendments, consolidations, modifications, renewals and supplements thereto.

     "Dollars" or "$" means dollars in lawful currency of the United States of America.

     "EMU Legislation" means the legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency (whether known as the "euro" or otherwise).

     "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges or releases of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes into the environment, including, without limitation, ambient air, surface water, groundwater or land, or otherwise

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

relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes or the clean-up or other remediation thereof.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor law, and all rules and regulations from time to time promulgated thereunder. Any reference to any provision of ERISA shall also be deemed to be a reference to any successor provision or provisions thereof.

     "Euro" and "(euro)" mean the lawful currency of the Participating Member States introduced in accordance with the EMU Legislation.

     "Eurocurrency Loan" means a Syndicated Loan denominated in Dollars or an Alternative Currency that bears or is to bear interest at a rate based upon the Adjusted London Interbank Offered Rate if denominated in Dollars and the Adjusted IBOR Rate if denominated in an Alternative Currency, and to be made as a Eurocurrency Loan pursuant to a Notice of Borrowing or continued as or converted into a Eurocurrency Loan pursuant to a Notice of Continuation or Conversion.

     "Eurocurrency Reserve Percentage" has the meaning set forth in Section 2.07(c).

     "Event of Default" has the meaning set forth in Section 6.01.

     "Existing Credit Agreement" means that certain Credit Agreement dated as of October 17, 2003, among the Borrower, the lenders party thereto, and Wachovia Bank, National Association, as administrative agent, as the same has been amended or modified from time to time.

     "Extended   Letter  of  Credit"  has  the  meaning  set  forth  in  Section
2.16(b)(iii).

     "Foreign Bank" has the meaning set forth in Section 2.13(d).

     "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the next higher 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to Wachovia on such day on such transactions as determined by the Administrative Agent.

     "Fiscal Quarter" means any fiscal quarter of the Borrower.

     "Fiscal Year" means any fiscal year of the Borrower.

     "Fronting Fee" has the meaning set forth in Section 2.16(h).

     "GAAP" means generally accepted accounting principles applied on a basis consistent with those which, in accordance with Section 1.02, are to be used in making the calculations for purposes of determining compliance with the terms of this Agreement.

     "Governmental Approvals" means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.

     "Governmental Authority" means any nation, province, state or political subdivision thereof, and any government or any Person exercising executive, legislative, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing. The term "Governmental Authority" shall include, without limitation, the IRS, the DOL and any governmental authority, central bank or comparable agency charged with the interpretation or administration of Applicable Laws.

     "Hazardous Materials" includes, without limitation, (a) solid or hazardous waste, as defined in the Resource Conservation and Recovery Act of 1980, 42 U.S.C. ss.6901 et seq. and its implementing regulations and amendments, or in any applicable state or local law or regulation, (b) any "hazardous substance," "pollutant" or "contaminant," as defined in CERCLA, or in any applicable state or local law or regulation, (c) gasoline, or any other petroleum product or by-product, including crude oil or any fraction thereof, (d) toxic substances, as defined in the Toxic Substances Control Act of 1976, or in any applicable state or local law or regulation and (e) insecticides, fungicides, or rodenticides, as defined in the Federal Insecticide, Fungicide, and Rodenticide Act of 1975, or in any applicable state or local law or regulation, as each such Act, statute or regulation may be amended from time to time.

     "Hedging Agreement" means any agreement with respect to an interest rate swap, collar, cap, floor or a forward rate agreement or other agreement regarding the hedging of interest rate risk exposure executed in connection with hedging the interest rate exposure of the Borrower (including, without limitation, swap agreements as defined in 11 U.S.C. ss. 101) and any confirming letter executed pursuant to such hedging agreement, all as amended or supplemented from time to time.

     "IBOR" has the meaning set forth in Section 2.07(d).

     "Intangible Assets" means assets of the Borrower and its Consolidated Subsidiaries that are considered to be intangible assets under GAAP, including customer lists, goodwill, computer software, copyrights, trade names, trademarks, patents, franchises, licenses, unamortized deferred charges, unamortized debt discount and capitalized research and development costs.

     "Interest Period" means: (1) with respect to each Eurocurrency Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the first, second, third or sixth month thereafter, as the Borrower may elect in the applicable Notice of Borrowing; provided that:

          (a) any Interest Period (subject to clause (c) below) which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

          (b) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall, subject to clause
     (c) below, end on the last Business Day of the appropriate subsequent calendar month; and

          (c) no Interest Period may be selected which begins before the Termination Date and would otherwise end after the Termination Date.

(2) with respect to each Money Market Borrowing, the period commencing on the date of such Borrowing and ending on the Stated Maturity Date or such other date or dates as may be specified in the applicable Money Market Quote Request; provided that:

          (a) any Interest Period (subject to clause (b) below) which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day; and

          (b) no Interest Period may be selected which begins before the Termination Date and would otherwise end after the Termination Date.

     "Investment" means any investment in any Person, whether by means of purchase or acquisition of obligations or securities of such Person, capital contribution to such Person, loan or advance to such Person, making of a time deposit with such Person, guarantee or assumption of any obligation of such Person or otherwise.

     "Investment Policy" means the written investment policy of the Borrower, as approved by the Chief Financial Officer of the Borrower and in effect from time to time, a copy of which (together with any changes thereto) shall be delivered by the Borrower to the Administrative Agent.

     "IRS" means the United States Internal Revenue Service and any successor Federal agency having similar powers.

     "Issuing Bank" means Wachovia, in its capacity as issuer of Letters of Credit hereunder.

     "Lead Arranger" means Wachovia Capital Markets, LLC and its successors.

     "Lending Office" means, as to each Bank, its office located at its address set forth on the Administrative Questionnaire as completed and actually delivered by such Bank to the Administrative Agent or such other office as such Bank may hereafter designate as its Lending Office by notice to the Borrower and the Administrative Agent.

     "Letter of Credit" means a standby letter of credit issued by the Issuing Bank for the account of the Borrower pursuant to Section 2.16.

     "Letter of Credit Application Agreement" shall mean, with respect to a Letter of Credit, such form of application therefor (whether in a single or several documents) as the Issuing Bank may employ in the ordinary course of business for its own account, whether or not providing for collateral security, with such modifications thereto as may by agreed upon by the Issuing Bank and the Borrower and are not materially adverse to the interests of the Banks; provided, however, that in the event of any conflict between the terms of any Letter of Credit
Application Agreement and this Agreement, the terms of this Agreement shall control.

     "Letter of Credit Fees" has the meaning set forth in Section 2.16(h).

     "Letter of Credit Obligations" means, at any time, the sum of (a) the Reimbursement Obligations at such time, (b) the aggregate maximum Dollar Equivalent amount available for drawing under the Letters of Credit at such time and (c) the aggregate maximum Dollar Equivalent amount available for drawing under Letters of Credit the issuance of which has been authorized by the Issuing Bank but which have not yet been issued.

     "Lien" means, with respect to any asset, any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, security interest, security title, preferential arrangement which has the practical effect of constituting a security interest or encumbrance, servitude or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement relating to such asset.

     "Loan" means a Syndicated Loan or a Money Market Loan and "Loans" means Syndicated Loans or Money Market Loans, or any or all of them, as the context shall require.

     "Loan Documents" means this Agreement, the Notes, all Letter of Credit Application Agreements, all Letters of Credit, any other document evidencing, relating to or securing the Loans or the Letters of Credit, and any other document or instrument delivered from time to time in connection with this Agreement, the Notes, the Letter of Credit Application Agreements or the Loans or the Letters of Credit, as such documents and instruments may be amended or supplemented from time to time; provided, however, that in no event shall such term include Hedging Agreements.

     "London  Interbank  Offered  Rate" has the  meaning  set  forth in  Section
2.07(c).

     "Margin Stock" means "margin stock" as defined in Regulation T, U or X of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

     "Material Adverse Effect" means, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon, any of (a) the financial condition, operations, business, properties or prospects of the Borrower and its Consolidated Subsidiaries taken as a whole, (b) the rights and remedies of the Administrative Agent, the Issuing Bank or the Banks under the Loan Documents, or the ability of the Borrower to perform its obligations under the Loan Documents to which it is a party, as applicable, or (c) the legality, validity or enforceability of any Loan Document.

     "Material   Subsidiary"  means,  at  any  time,  based  on  the  Borrower's
Consolidated balance sheet for its most recently ended Fiscal Quarter:

     (a) any Subsidiary, whether now owned or hereafter formed or acquired, whose total assets at any time equal or exceed ten percent (10%) of the total assets of the Borrower and its Subsidiaries as shown on the Borrower's
Consolidated balance sheet for its most recent Fiscal Quarter (any such Subsidiary being referred to in this definition as a "First Tier Subsidiary"), and

     (b) if the aggregate total revenues and the aggregate total assets, respectively, of all First Tier Subsidiaries shall not equal or exceed seventy-five percent (75%) of the aggregate total revenues, or of the aggregate total assets, respectively, of the Borrower and its Subsidiaries, then such additional Subsidiaries (each a "Second Tier Subsidiary") as shall be required so that the aggregate total revenues and the aggregate total assets, respectively, of all First Tier Subsidiaries and Second Tier Subsidiaries shall equal or exceed (i) seventy-five percent (75%) of the total revenues of the Borrower and its Subsidiaries and (ii) seventy-five percent (75%) of the total assets of the Borrower and its Subsidiaries, each as shown on such Consolidated balance sheet; provided, that the determination of whether a Second Tier Subsidiary shall be a Material Subsidiary shall be based upon the percentage of the aggregate total assets of the Borrower and its Subsidiaries represented by the total assets of such Second Tier Subsidiary, with Second Tier Subsidiaries with the highest such percentage first being considered as Material Subsidiaries.

     "Money Market Alternative Currency Notes" means the promissory notes of the Borrower, substantially in the form of Exhibit D hereto, evidencing the obligation of the Borrower to repay the Money Market Loans denominated in an Alternative Currency, together with all amendments, consolidations, modifications, renewals and supplements thereto.

     "Money Market Borrowing Date" has the meaning specified in Section 2.03(b)(ii).

         "Money Market Dollar Notes" means the promissory notes of the Borrower, substantially in the form of Exhibit C hereto, evidencing the obligation of the Borrower to repay the Money Market Loans denominated in Dollars, together with all amendments, consolidations, modifications, renewals and supplements thereto.

     "Money Market Loan" means a Loan made pursuant to the terms and conditions set forth in Section 2.03 and that bears or is to bear interest at a Money Market Rate.

     "Money Market Notes" means the Money Market Dollar Notes and the Money Market Alternative Currency Notes, and "Money Market Note" means any one of such Money Market Notes.

     "Money Market Quote" means an offer by a Bank to make a Money Market Loan in accordance with Section 2.03(c).

     "Money Market Quote Request" has the meaning set forth in Section 2.03(b).

     "Money Market Rate" has the meaning set forth in Section 2.03(c)(ii)(C).

     "Moody's" means Moody's Investors Service, Inc.

     "Multiemployer Plan" shall have the meaning set forth in Section 4001(a)(3) of ERISA.

     "New Lending Office" has the meaning set forth in Section 2.13(d).

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

     "Note" means a Syndicated Loan Note or a Money Market Note and "Notes" means Syndicated Loan Notes or Money Market Notes, or any or all of them, as the context shall require.

     "Notice of Borrowing" has the meaning set forth in Section 2.02(a).

     "Notice of Continuation or Conversion" has the meaning set forth in Section 2.04.

     "Officer's Compliance Certificate" has the meaning set forth in Section 5.01(b).

     "Outstanding Amount" means (i) with respect to Loans on any date, the aggregate outstanding principal Dollar Equivalent amount thereof after giving effect to any borrowings and prepayments or repayments of any Loans occurring on such date, and (ii) with respect to Letter of Credit Obligations on any date, the Dollar Equivalent amount of such Letter of Credit Obligations on such date after giving effect to any extensions of Letters of Credit occurring on such date and any other changes in the aggregate amount of the Letter of Credit Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date.

     "Overnight Rate" means, for any day, (a) with respect to any amount denominated in Dollars, the Federal Funds Rate and (b) with respect to any amount denominated in an Alternative Currency, the rate of interest per annum at which overnight deposits in the applicable Alternative Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by a branch or Affiliate of Wachovia located in the applicable interbank market for such currency to major banks in such interbank market.

     "Participant" has the meaning set forth in Section 9.07(b).

     "Participation Fee" has the meaning set forth in Section 2.16(h).

     "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

     "Permitted Acquisition" means any Acquisition (a) which is of a Person engaged in the same, similar or complementary line or lines of business as the Borrower or any Consolidated Subsidiaries or that allows the Borrower to achieve vertical integration, and (b) which has been approved by the Board of Directors of the Person to be acquired in connection with such Acquisition.

     "Permitted Investments" means the aggregate amount of Investments made by the Borrower and its Consolidated Subsidiaries pursuant to Section 5.11(iii).

         "Permitted Loans and Advances" means the aggregate amount of loans and advances made by the Borrower and its Consolidated Subsidiaries pursuant to
Section 5.10.

     "Permitted Transfers" means the aggregate amount of assets sold by the Borrower and its Subsidiaries pursuant to Section 5.14(a).

     "Person" means an individual, a corporation, a limited liability company, a partnership (including without limitation, a joint venture), an unincorporated association, a trust or any other entity or organization, including, but not limited to, a government or political subdivision or an agency or instrumentality thereof.

     "Plan" means at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is either (i) maintained by a member of the Controlled Group for employees of any member of the Controlled Group or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five (5) plan years made contributions.

     "Pricing Level" means the Pricing Level corresponding to the applicable Debt Rating as set forth below:

                  Pricing Level             Debt Rating (S&P/Moody's)
                  -------------             -------------------------

                  Level I                   higher than BBB+/Baa1

                  Level II                  equal to BBB+/Baa1

                  Level III                 equal to BBB/Baa2

                  Level IV                  lower than BBB/Baa2 or not rated

In the event that the Debt Ratings issued by S&P and Moody's do not correspond to the same Pricing Level then the Pricing Level shall be based on the higher of the two Debt Ratings unless one of the two Debt Ratings is two or more Pricing Levels lower than the other, in which case the Pricing Level shall be the Pricing Level immediately above that for the lower of the two Debt Ratings. Adjustments, if any, in the Pricing Level shall be made by the Administrative Agent and shall be effective on the fifth (5th) Business Day after the earlier of (i) receipt by the Administrative Agent of notice of such change in Debt Rating or (ii) knowledge of the Administrative Agent of such change in Debt Rating. The Pricing Level as of the Closing Date is Level II.

     "Prime Rate" refers to that interest rate so denominated and set by Wachovia from time to time as an interest rate basis for borrowings. The Prime Rate is but one of several interest rate bases used by Wachovia. Wachovia lends at interest rates above and below the Prime Rate.

     "Priority Debt" means (a) any Consolidated Total Debt of the Borrower secured by any Lien permitted pursuant to clause (m) of Section 5.13, and (b) any Consolidated Total Debt of any Consolidated Subsidiary; provided, however, that Priority Debt shall not include (i) any Consolidated Total Debt owed by any Subsidiary to the Borrower or any Wholly Owned Subsidiary, (ii) any Consolidated Total Debt incurred to refinance any Consolidated Total Debt of any Subsidiary outstanding on the Closing Date to the extent the amount of Consolidated Total Debt so incurred is not in excess of the amount of Consolidated Total Debt refinanced, (iii) Consolidated Total Debt consisting of that certain $700,000,000 aggregate indebtedness of GMRI, Inc., a Florida corporation, to Darden Realty, Inc., a Maryland corporation, incurred on

January 28, 1999, and (iv) any amounts which would otherwise be included in Consolidated Total Debt in respect of any Subsidiary under clause (f) of the definition of Consolidated Total Debt set forth in this Section.

     "Quarterly Payment Date" means each March 31, June 30, September 30 and December 31, or, if any such day is not a Business Day, the next succeeding Business Day.

     "Rating Agencies" means Moody's and S&P, and any rating agency substituted for either of the foregoing pursuant to the provisions set forth in the definition of the term "Debt Rating."

     "Redeemable Preferred Stock" of any Person means any preferred stock issued by such Person which is at any time prior to the Termination Date either (i) mandatorily redeemable (by sinking fund or similar payments or otherwise) or
(ii) redeemable at the option of the holder thereof.

     "Register" has the meaning set forth in Section 9.07(f).

     "Reimbursement Obligations" means the Dollar Equivalent reimbursement or repayment obligations of the Borrower to the Issuing Bank pursuant to Section 2.16(e) with respect to Letters of Credit.

     "Related Parties" means, with respect to any Person, such Person's Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person's Affiliates.

     "Required Banks" means at any time Banks having more than 50% of the aggregate amount of the Commitments or, if the Commitments are no longer in effect, Banks holding more than 50% of the Outstanding Amount.

     "Revaluation Date" means each of the following: (a) each date of a Borrowing of a Loan denominated in an Alternative Currency, (b) each date of a continuation of a Eurocurrency Loan denominated in an Alternative Currency pursuant to Section 2.04, (c) each date of an issuance of a Letter of Credit denominated in an Alternative Currency, and (d) such additional dates as the Administrative Agent or the Required Banks shall specify.

     "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

     "Same Day Funds" means (a) with respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in an Alternative Currency, same day or other funds as may be determined by the Administrative Agent to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Alternative Currency.

     "SEC" means the Securities and Exchange Commission or any successor agency.

     "Secretary's Certificate" has the meaning set forth in Section 3.01(e).

14                                      1

     "Senior Debt" means the long-term, senior, unsecured indebtedness of the Borrower the creditworthiness of which is not supported through defeasance, guarantees, credit enhancement or otherwise.

     "Special Notice Currency" means any Alternative Currency other than the currency of a country that is a member of the Organization for Economic Cooperation and Development at such time located in North America or Europe.

     "Spot Rate" means, on any day for any currency, the rate at which such currency may be exchanged into another currency, as set forth at approximately 11:00 a.m., London time, on such day on the Bloomberg Index WCR page for such currency, or if such rate does not appear on the Bloomberg Index WCR, on the Reuters World Currency Page for such currency (and in the event that such rate does not appear on any Reuters World Currency Page, the Spot Rate shall be determined by reference to such other publicly available service for displaying exchange rates as may be selected by the Administrative Agent; provided that if at the time of any such determination for any reason, no such rate is being quoted, the Administrative Agent may use any reasonable method it deems appropriate to determine such rate, and such determination shall be conclusive absent manifest error).

     "Stated Maturity Date" means, with respect to any Money Market Loan, the Stated Maturity Date therefor specified by the Bank in the applicable Money Market Quote as set forth in Section 2.03(b)(iii).

     "Stockholders' Equity" means, at any time, the shareholders' equity of the Borrower and its Consolidated Subsidiaries, as set forth or reflected on the most recent Consolidated balance sheet of the Borrower and its Consolidated Subsidiaries prepared in accordance with GAAP, but excluding any Redeemable Preferred Stock of the Borrower or any of its Consolidated Subsidiaries. Shareholders' equity generally would include, but not be limited to (i) the par or stated value of all outstanding Capital Stock, (ii) capital surplus, (iii) retained earnings, and (iv) various deductions such as (A) purchases of treasury stock, (B) valuation allowances, (C) receivables due from an employee stock ownership plan, (D) employee stock ownership plan debt guarantees, and (E) translation adjustments for foreign currency transactions.

     "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Borrower.

     "Syndicated Loan" means a Base Rate Loan or a Eurocurrency Loan made pursuant to the terms and conditions set forth in Section 2.01 and "Syndicated Loans" means Base Rate Loans or Eurocurrency Loans, or any or all of them, as the context shall require.

     "Syndicated Loan Notes" means the Dollar Notes and the Alternative Currency Notes, and "Syndicated Loan Note" means any one of such Syndicated Loan Notes.

     "Taxes" has the meaning set forth in Section 2.13(c).

     "Termination Date" means August 15, 2010.

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


     "Test Amount" means, on any day, an amount equal to 30% of the consolidated total assets of the Borrower and its Consolidated Subsidiaries (determined in accordance with GAAP) as of the last day of the Fiscal Quarter most recently ended prior to such day for which financial statements have been prepared and delivered to the Banks.

     "Total Commitments" means, at any date, an amount equal to the aggregate amount of the Commitments of all the Banks at such time.

     "Total Outstandings" means the aggregate Outstanding Amount.

     "Total Unused Commitments" means at any date, an amount equal to the aggregate amount of the Unused Commitments of all the Banks at such time.

     "Transferee" has the meaning set forth in Section 9.07(d).

     "Unused Commitment" means at any date, with respect to any Bank, an amount equal to its Commitment less the sum of (i) the Outstanding Amount of Syndicated Loans by such Bank plus (ii) such Bank's pro rata share (based upon its percentage of Total Commitments) of the Letter of Credit Obligations.

     "Wachovia" means Wachovia Bank, National Association, a national banking association and its successors.

     "Wholly Owned Subsidiary" means any Subsidiary all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Borrower.

     SECTION 1.02 Accounting Terms and Determinations. Unless otherwise specified herein, all terms of an accounting character used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants or otherwise required by a change in GAAP) with the most recent audited Consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Banks, unless with respect to any such change concurred in by the Borrower's independent public accountants or required by GAAP, in determining compliance with any of the provisions of this Agreement or any of the other Loan
Documents: (i) the Borrower shall have objected to determining such compliance on such basis at the time of delivery of such financial statements, or (ii) the Required Banks shall so object in writing within thirty (30) days after the
delivery  of  such  financial  statements,   in  either  of  which  events  such
calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section 5.01(a) hereof, shall mean the financial statements referred to in Section 4.12(a)).

     SECTION 1.03 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The word "will" shall be construed to have the same meaning and effect as the word

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

"shall." Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),
(b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein," "hereof"` and "hereunder," and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (f) titles of Articles and Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

     SECTION 1.04 Use of Defined Terms. All terms defined in this Agreement shall have the same meanings when used in any of the other Loan Documents, unless otherwise defined therein or unless the context shall otherwise require.

     SECTION 1.05 Exchange Rates; Currency Equivalents.

     (a) The Administrative Agent shall determine the Spot Rates as of each Revaluation Date to be used for calculating Dollar Equivalent amounts of Loans, Letters of Credit, Letter of Credit Obligations and Borrowings denominated in Alternative Currencies. Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur. Except for purposes of financial statements delivered by the Borrower hereunder, calculating financial covenants hereunder and as otherwise provided herein, the applicable amount of any currencies for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent.

     (b) Wherever in this Agreement in connection with a Borrowing, conversion, continuation or prepayment of a Loan or a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Borrowing, Loan or Letter of Credit is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest 1,000 units of such Alternative Currency), as determined by the Administrative Agent.

     SECTION 1.06 Alternative Currencies. The Borrower may from time to time request that Loans and Letters of Credit be made in an Alternative Currency; provided that such requested currency otherwise meets the requirements set forth in such definition. Any such request shall be made to the Administrative Agent (which shall promptly notify each Bank holding a Commitment thereof and the Issuing Bank) not later than 12:00 noon ten Business Days prior to the date of the desired Borrowing. Each such Bank and the Issuing Bank shall notify the Administrative Agent, not later than 12:00 noon eight Business Days after receipt of such request whether it consents, in its sole discretion, to making Loans and Letters of Credit in such requested currency. Any failure by a Bank or the Issuing Bank to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such Banks or Issuing Bank to make Loans or Letters of Credit in such requested currency. If

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

the Issuing Bank and all the Banks holding Commitments consent to making Letters of Credit in such requested currency, and if all the Banks holding Commitments consent to the making of Loans in such requested currency, the Administrative Agent shall so notify the Borrower and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder. The provisions regarding notice in this Section 1.06 shall apply only to requests for Alternative Currencies in which Loans or Letters of Credit have not been previously made or issued and shall govern in the case of any conflict with the notice provisions set forth in Section 2.02(a), Section 2.03(b) or Section 2.16(d).

     SECTION 1.07 Redenomination of Certain Alternative Currencies.


     (a) Each obligation of the Borrower to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the date hereof shall be redenominated into Euro at the time of such adoption (in accordance with the EMU Legislation). If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the London interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency; provided that if any Borrowing in the currency of such member state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Borrowing, at the end of the then current Interest Period.

     (b) Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro.

                                   ARTICLE II
                                   THE CREDITS

     SECTION 2.01 Commitments to Make Loans. Each Bank severally agrees, on the terms and conditions set forth herein, to make Syndicated Loans in Dollars or in one or more Alternative Currencies, as applicable, to the Borrower from time to time before the Termination Date; provided that, immediately after each such Syndicated Loan is made, (i) the Outstanding Amount of Syndicated Loans by such Bank plus such Bank's pro rata share (based upon its percentage of Total Commitments) of the Dollar Equivalent amount of Letter of Credit Obligations shall not exceed the amount of its Commitment, (ii) the Total Outstandings shall not exceed the aggregate amount of the Commitments of all of the Banks at such time, and (iii) the Outstanding Amount of all Syndicated Loans, Money Market Loans and Letters of Credit Obligations denominated in Alternative Currencies shall not exceed the Alternative Currency Sublimit. The Dollar Equivalent of each Eurocurrency Borrowing under this Section 2.01 shall be in an aggregate principal amount of $5,000,000 or any larger multiple of $1,000,000 and each Base Rate Borrowing under this Section 2.01 shall be in an aggregate principal amount of $5,000,000 or any larger multiple of $500,000 (except that any such Syndicated Borrowing may be in the aggregate amount of the Total Unused Commitments) and each Syndicated Borrowing shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrower may borrow under this Section 2.01, repay or, to the

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

extent permitted by Section 2.11, prepay Syndicated Loans and reborrow under this Section 2.01 at any time before the Termination Date.

     SECTION 2.02 Method of Borrowing Syndicated Loans.

     (a) The Borrower shall give the Administrative Agent notice in the form attached hereto as Exhibit L (a "Notice of Borrowing") which notice shall be delivered prior to 11:00 a.m. (Charlotte, North Carolina time) (1) on the Business Day of each Base Rate Borrowing, (2) three Business Days prior to the requested date of any Borrowing of Eurocurrency Loans denominated in Dollars, and (3) four Business Days (or five Business Days in the case of Special Notice Currencies) prior to the requested date of any Borrowing of Eurocurrency Loans denominated in Alternative Currencies, and shall specify the following:

          (i) the date of such Syndicated Borrowing, which shall be a Business Day in the case of either a Base Rate Borrowing or a Eurocurrency Borrowing,

          (ii) the aggregate amount of such Syndicated Borrowing,

          (iii)  whether  the  Syndicated   Loans   comprising  such  Syndicated
     Borrowing are to be Base Rate Loans or Eurocurrency Loans,

          (iv) in the case of a Eurocurrency Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period, and

          (v) the Applicable Currency of such Syndicated Borrowing.

     (b) Upon receipt of a Notice of Borrowing, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such Syndicated Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

     (c) In the case of a Borrowing of Syndicated Loans, each Bank shall (except as provided in subsection (d) of this Section) make available its ratable share of such Borrowing, in Same Day Funds at the Administrative Agent's Office or the Applicable Currency not later than 1:00 p.m. in the case of any Loan denominated in Dollars, and not later than the Applicable Time specified by the
Administrative  Agent  in  the  case  of any  Loan  denominated  in  Alternative
Currency, in each case on the Business Day if for a Eurocurrency Loan or the Business Day if for a Base Rate Loan, as specified in the applicable Notice of Borrowing. Unless the Administrative Agent determines that any applicable condition specified in Article III has not been satisfied, the Administrative Agent will make the funds so received from the Banks available to the Borrower at the Administrative Agent's aforesaid address. Unless the Administrative Agent receives notice from a Bank, at the Administrative Agent's Office, no later than 4:00 p.m. (local time at such address) on the Business Day before the date of a Syndicated Borrowing stating that such Banks will not make a Syndicated Loan in connection with such Syndicated Borrowing, the Administrative Agent shall be entitled to assume that such Banks will make a Syndicated Loan in connection with such Syndicated Borrowing and, in reliance on such assumption, the Administrative Agent may (but shall not be obligated to) make available such Bank's ratable share of such Syndicated Borrowing to the Borrower for the account of such Bank. If the Administrative Agent makes such Bank's ratable share available to the Borrower

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

and such Bank does not in fact make its ratable share of such Syndicated Borrowing available on such date, the Administrative Agent shall be entitled to recover such Bank's ratable share from such Bank or the Borrower (and for such purpose shall be entitled to charge such amount to any account of the Borrower maintained with the Administrative Agent), together with interest thereon for each day during the period from the date of such Syndicated Borrowing until such sum shall be paid in full at a rate per annum equal to (x) the Overnight Rate from the date such payment is due until the third Business Day following such date, and (y) the Base Rate thereafter, provided that (i) any such payment by the Borrower of such Bank's ratable share and interest thereon shall be without prejudice to any rights that the Borrower may have against such Bank and (ii) until such Bank has paid its ratable share of such Syndicated Borrowing, together with all interest pursuant to the foregoing, it will have no interest in or rights with respect to such Syndicated Borrowing for any purpose hereunder. If the Administrative Agent does not exercise its option to advance funds for the account of such Bank, it shall promptly notify the Borrower of such decision.

     (d) If any Bank makes a new Syndicated Loan hereunder on a day on which the Borrower is to repay all or any part of an outstanding Syndicated Loan from such Bank, such Bank shall apply the proceeds of its new Syndicated Loan to make such repayment and only an amount equal to the difference (if any) between the amount being borrowed and the amount being repaid shall be made available by such Bank to the Administrative Agent as provided in subsection (c) of this Section 2.02, or remitted by the Borrower to the Administrative Agent as provided in Section 2.13, as the case may be.

     (e) Notwithstanding anything to the contrary contained in this Agreement, no Eurocurrency Borrowing may be made if there shall have occurred a Default, which Default shall not have been cured or waived in writing.

     (f) In the event that a Notice of Borrowing fails to specify whether the Syndicated Loans comprising such Syndicated Borrowing are to be Base Rate Loans or Eurocurrency Loans, such Syndicated Loans shall be made as Base Rate Loans. If the Borrower is otherwise entitled under this Agreement to repay any Syndicated Loans maturing at the end of an Interest Period applicable thereto with the proceeds of a new Syndicated Borrowing, and the Borrower fails to repay such Syndicated Loans using its own moneys and fails to give a Notice of Borrowing in connection with such new Syndicated Borrowing, a new Syndicated Borrowing shall be deemed to be made on the date such Syndicated Loans mature in an amount equal to the principal amount of the Syndicated Loans so maturing, and the Syndicated Loans comprising such new Syndicated Borrowing shall be Base Rate Loans.

     (g) Notwithstanding anything to the contrary contained herein, (i) there shall not be more than ten (10) different Interest Periods outstanding at the same time (for which purpose Interest Periods described in different numbered clauses of the definition of the term "Interest Period" shall be deemed to be different Interest Periods even if they are coterminous) and (ii) the proceeds of any Base Rate Borrowing shall be applied first to repay the unpaid principal amount of all Base Rate Loans (if any) outstanding immediately before such Base Rate Borrowing.

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

     SECTION 2.03 Money Market Loans.

     (a) In addition to making Syndicated Borrowings, the Borrower may, as set forth in this Section 2.03, request the Banks to make offers to make Money Market Borrowings in Dollars or in one or more Alternative Currencies available to the Borrower. The Banks may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section 2.03, provided that:

          (i) the number of interest rates applicable to Money Market Loans which may be outstanding at any given time is subject to the provisions of
     Section 2.02(g);

          (ii) the Total Outstandings after giving effect to such requested Money Market Borrowing shall not exceed the aggregate amount of the Commitments of all of the Banks at such time;

          (iii) the Outstanding Amount of all Syndicated Loans, Money Market Loans and Letters of Credit denominated in Alternative Currencies shall not exceed the Alternative Currency Sublimit;

          (iv) the Outstanding Amount of all Money Market Loans, together with the Outstanding Amount of all Syndicated Loans and all Letter of Credit Obligations, at any one time outstanding shall not exceed the aggregate amount of the Commitments of all of the Banks at such time; and

          (v) the Money Market Loans of any Banks will be deemed to be usage of the Commitments for the purpose of calculating availability pursuant to
     Section 2.01 and this 2.03(a), but will not reduce such Bank's obligation to lend its pro rata share of the remaining Total Unused Commitments.

     (b) When the Borrower wishes to request offers to make Money Market Loans, it shall give the Administrative Agent (which shall promptly notify the Banks) notice substantially in the form of Exhibit F hereto (a "Money Market Quote Request") so as to be received no later than 12:00 p.m. (Charlotte, North Carolina time) at least (x) two (2) Business Days prior to the date of the Money Market Borrowing proposed therein (if such proposed Borrowing is of Money Market Loans denominated in Dollars) or (y) four (4) Business Days (or five (5) Business Days in the case of Special Notice Currencies) prior to the date of the Money Market Borrowing proposed therein (if such proposed Borrowing is of Money Market Loans denominated in an Alternative Currency) (or, in the case of either
(x) or (y), such other time and date as the Borrower and the Administrative Agent, with the consent of the Required Banks, may agree), specifying:

          (i) the proposed Applicable Currency of such Money Market Borrowing;

          (ii) the proposed date of such Money Market Borrowing, which shall be a Business Day (the "Money Market Borrowing Date");

          (iii) the maturity date (or dates) (each a "Stated Maturity Date") for repayment of each Money Market Loan to be made as part of such Money Market Borrowing (which Stated Maturity Date shall be that date occurring not less than seven (7) days but not more than 180 days from the date of such Money Market Borrowing); provided that the

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

     Stated Maturity Date for any Money Market Loan may not extend beyond the Termination Date (as in effect on the date of such Money Market Quote Request); and

          (iv) the aggregate Dollar Equivalent amount of principal to be requested by the Borrower as a result of such Money Market Borrowing, which shall be at least $5,000,000 (and in larger integral multiples of $1,000,000) but shall not cause the limits specified in Section 2.03(a) to be violated.

     The Borrower may request offers to make Money Market Loans having up to three (3) different Stated Maturity Dates in a single Money Market Quote Request; provided that the request for each separate Stated Maturity Date shall be deemed to be a separate Money Market Quote Request for a separate Money Market Borrowing. Except as otherwise provided in the immediately preceding sentence, the Borrower shall not deliver a Money Market Quote Request more frequently than once every five (5) Business Days.

     (c) (i) Each Bank may, but shall have no obligation to, submit a response containing an offer to make a Money Market Loan substantially in the form of Exhibit G hereto (a "Money Market Quote") in response to any Money Market Quote Request; provided that, if the Borrower's request under Section 2.03(b) specified more than one (1) Stated Maturity Date, such Bank may, but shall have no obligation to, make a single submission containing a separate offer for each such Stated Maturity Date and each such separate offer shall be deemed to be a separate Money Market Quote. Each Money Market Quote must be submitted to the Administrative Agent not later than (x) 10:00 a.m. (Charlotte, North Carolina time) on the Money Market Borrowing Date for Money Market Loans denominated in Dollars or (y) 10:00 a.m. (Charlotte, North Carolina time) on the Business Day prior to the Money Market Borrowing Date for Money Market Loans denominated in an Alternative Currency; provided that any Money Market Quote submitted by Wachovia may be submitted, and may only be submitted, if Wachovia notifies the Borrower of the terms of the offer contained therein not later than 9:45 a.m. (Charlotte, North Carolina time) on the Money Market Borrowing Date or the day prior to the Money Market Borrowing Date, as applicable, (or fifteen (15) minutes prior to the time that the other Banks are required to have submitted their respective Money Market Quotes). Subject to Section 3.02, any Money Market Quote so made shall be irrevocable except with the written consent of the Administrative Agent given on the instructions of the Borrower.

          (ii) Each Money Market Quote shall be in substantially the form of Exhibit G hereto and shall specify:

               (A) the proposed Money Market Borrowing Date and the Stated Maturity Date therefor;

               (B) the principal amounts of the Money Market Loan which the quoting Bank is willing to make for the applicable Money Market Quote, which Dollar Equivalent principal amounts (x) may be greater than or less than the Commitment of the quoting Bank, (y) shall be at least $5,000,000 or a larger integral multiple of $1,000,000, and (z) may not exceed the principal amount of the Money Market Borrowing for which offers were requested;

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

               (C) the rate of interest per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) offered for each such Money Market Loan (such amounts being hereinafter referred to as the "Money Market Rate"); and

               (D) the identity of the quoting Bank.

Unless otherwise agreed by the Administrative Agent and the Borrower, no Money Market Quote shall contain qualifying, conditional or similar language or propose terms other than or in addition to those set forth in the applicable Money Market Quote Request (other than setting forth the principal amounts of the Money Market Loan which the quoting Bank is willing to make for the applicable Interest Period) and, in particular, no Money Market Quote may be conditioned upon acceptance by the Borrower of all (or some specified minimum) of the principal amount of the Money Market Loan for which such Money Market Quote is being made.

     (d) The Administrative Agent shall as promptly as practicable after the Money Market Quote is submitted (but in any event not later than (x) 10:30 a.m. (Charlotte, North Carolina time) on the Money Market Borrowing Date for Money Market Loans denominated in Dollars or (y) 10:30 a.m. (Charlotte, North Carolina time) on the Business Day prior to the Money Market Borrowing Date for Money Market Loans denominated in an Alternative Currency), notify the Borrower of the terms (i) of any Money Market Quote submitted by a Bank that is in accordance with Section 2.03(c) and (ii) of any Money Market Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Bank with respect to the same Money Market Quote Request. Any such subsequent Money Market Quote shall be disregarded by the Administrative Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money Market Quote. The Administrative Agent's notice to the Borrower shall specify (A) the principal amounts of the Money Market Borrowing for which offers have been received and (B) the respective principal amounts and Money Market Rates so offered by each Bank (identifying the Bank that made each Money Market Quote).

     (e) Not later than (x) 11:00 a.m. (Charlotte, North Carolina time) on the Money Market Borrowing Date for Money Market Loans denominated in Dollars or (y) 11:00 a.m. (Charlotte, North Carolina time) on the Business Day prior to the Money Market Borrowing Date for Money Market Loans denominated in an Alternative Currency, the Borrower shall notify the Administrative Agent of its acceptance or nonacceptance of the offers so notified to it pursuant to Section 2.03(d) and the Administrative Agent shall promptly notify each Bank which submitted an offer. In the case of acceptance, such notice shall specify the aggregate principal amount of offers (for each Stated Maturity Date) that are accepted. The Borrower may accept any Money Market Quote in whole or in part; provided that:

          (i) the Outstanding Amount of each Money Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request;

          (ii) the Outstanding Amount of each Money Market Borrowing comprising a Money Market Borrowing shall be at least $5,000,000 (and in larger integral multiples of $1,000,000) but shall not cause the limits specified in Section 2.03(a) to be violated;

          (iii) acceptance of offers may only be made in ascending order of Money Market Rates; and

          (iv) the Borrower may not accept any offer where the Administrative Agent has advised the Borrower that such offer fails to comply with Section 2.03(c)(ii) or otherwise fails to comply with the requirements of this Agreement (including, without limitation, Section 2.03(a)).

If offers are made by two (2) or more Banks with the same Money Market Rates for a greater aggregate principal amount than the amount in respect of which offers are accepted for the related Stated Maturity Date, the principal amount of Money Market Loans in respect of which such offers are accepted shall be allocated by the Borrower among such Banks as nearly as possible in proportion to the aggregate principal amount of such offers. Determinations by the Borrower of the amounts of Money Market Loans shall be conclusive in the absence of manifest error.

     (f) Any Bank whose offer to make any Money Market Loan has been accepted shall, not later than (x) 12:00 p.m. (Charlotte, North Carolina time) on the Money Market Borrowing Date for Money Market Loans denominated in Dollars or (y) 9:00 a.m. (Charlotte, North Carolina time) on the Money Market Borrowing Date for Money Market Loans denominated in an Alternative Currency, make the amount of such Money Market Loan allocated to it available to the Administrative Agent at its address referred to in Section 9.01 in Same Day Funds in the Applicable Currency. The amount so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower on such date by depositing the same, in Same Day Funds, not later than 4:00 p.m. (Charlotte, North Carolina time), in an account of such Borrower maintained with Wachovia.

     (g) After any Money Market Loan has been funded, the Administrative Agent shall notify the Banks of the aggregate principal amount of the Money Market Quotes received and the highest and lowest rates included in such Money Market Quotes.

     (h) Any Bank may fund a Money Market Loan directly or through a conduit entity maintained by such Bank.

     (i) At any time prior to the Borrower's acceptance of any offer pursuant to
Section 2.03(e), the Borrower may cancel a Money Market Quote Request.

     SECTION 2.04 Continuation and Conversion Elections. By delivering a notice (a "Notice of Continuation or Conversion"), which shall be substantially in the form of Exhibit M, to the Administrative Agent on or before 12:00 p.m. (Charlotte, North Carolina time) prior to (1) the Business Day of each conversion to a Base Rate Loan, (2) three Business Days prior to the requested date of any conversion to or continuation of, Eurocurrency Loans denominated in Dollars, and (3) four Business Days (or five Business Days in the case of Special Notice Currencies) prior to the requested date of any conversion to Eurocurrency Loans denominated in Alternative Currencies, the Borrower may from time to time irrevocably elect, by notice delivered that all, or any portion in an aggregate principal Dollar Equivalent amount of $5,000,000 or any larger integral multiple of $1,000,000 be, (i) in the case of Base Rate Loans, converted into Eurocurrency Loans or (ii) in the case of Eurocurrency Loans, converted into

Base Rate Loans or continued as Eurocurrency Loans; provided, however, that (x) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of all Banks that have made such Loans, (y) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, any Eurocurrency Loan when any Default has occurred and is continuing, and
(z) when any Default has occurred and is continuing, the Required Banks may demand that any or all of the then-outstanding Eurocurrency Loans denominated in an Alternative Currency be converted to Dollar-denominated Base Rate Loans on the last day of the then-current Interest Period with respect thereto. In the absence of delivery of a Notice of Continuation or Conversion with respect to any Eurocurrency Loan at least three (3) Business Days before the last day of the then current Interest Period with respect thereto, such Eurocurrency Loan shall, on such last day, automatically convert to a Base Rate Loan; provided, however, that in the case of a failure to timely request a continuation of a Loan denominated in an Alternative Currency, such Loan shall be continued as a Eurocurrency Loan in its original currency with an Interest Period of one month. No Loan may be converted into or continued as a Loan denominated in a different currency, but instead must be prepaid in the original currency of such Loan and reborrowed in the other currency.

     SECTION 2.05 Notes.

     (a) Upon the request of any Bank, made through the Administrative Agent, the Syndicated Loans of each Bank shall be evidenced by a single Syndicated Loan Note payable to the order of such Bank for the account of its Lending Office in an amount equal to the original principal amount of such Bank's Commitment.

     (b) Upon request of any Bank, made through the Administrative Agent, the Money Market Loans made by any Bank to the Borrower may be evidenced by a single Money Market Loan Note payable to the order of such Bank for the account of its Lending Office in an amount equal to the original principal amount of the Total Commitments.

     (c) Upon receipt of each Bank's Notes pursuant to Section 3.01(a) and (b) the Administrative Agent shall deliver such Notes to such Bank. Each Bank shall record, and prior to any transfer of its Notes shall endorse on the schedule forming a part thereof appropriate notations to evidence, the date, amount and maturity of, and effective interest rate for, each Loan made by it, the date and amount of each payment of principal made by the Borrower with respect thereto and whether, in the case of such Bank's Syndicated Loan Note, such Syndicated Loan is a Base Rate Loan or a Eurocurrency Loan, and such schedule of each such Bank's Note shall constitute rebuttable presumptive evidence of the principal amount owing and unpaid on such Bank's Note; provided that the failure of any Bank to make, or any error in making, any such recordation or endorsement shall not affect the obligation of the Borrower hereunder or under the Note or the ability of any Bank to assign its Note. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of any Note a continuation of any such schedule as and when required.

     SECTION 2.06 Maturity of Loans. Each Money Market Loan shall mature, and the principal amount thereof shall be due and payable, on the Stated Maturity Date applicable to such Loan. All Loans shall mature, and the principal amount thereof shall be due and payable, on the Termination Date.

     SECTION 2.07 Interest Rates.

     (a) "Applicable Margin" shall be the rate per annum set forth below opposite the applicable Pricing Level:

....................... ....................... .................................
    Pricing Level         Base Rate Loans        Eurocurrency Loans and Letters
                                                            of Credit
....................... ....................... .................................
    Level I                       0%                          0.260%
....................... ....................... .................................
    Level II                      0%                          0.350%
....................... ....................... .................................
    Level III                     0%                          0.375%
....................... ....................... .................................
    Level IV                      0%                          0.600%
....................... ....................... .................................


Adjustments, if any, in the Applicable Margin shall be made by the Administrative Agent and shall be effective for Interest Periods applicable to Eurocurrency Loans commencing on or after the date of any adjustments to the Pricing Level as provided in the definition thereof.

     (b) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day plus the Applicable Margin. Such interest shall be payable on each Quarterly Payment Date while such Base Rate Loan is outstanding and on the date such Base Rate Loan is converted to a Eurocurrency Loan or repaid with the proceeds of any Money Market Loan. Any overdue principal of and, to the extent permitted by Applicable Law, overdue interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

     (c) Each Eurocurrency Loan denominated in Dollars shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Margin plus the applicable Adjusted London Interbank Offered Rate for such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three (3) months, at intervals of three
(3) months after the first day thereof.

     The "Adjusted London Interbank Offered Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upward, if necessary, to the next higher 1/100th of 1%) by dividing (i) the applicable London Interbank Offered Rate for such Interest Period by (ii) 1.00 minus the Eurocurrency Reserve Percentage.

     The "London Interbank Offered Rate" applicable to any Eurocurrency Loan means, for the Interest Period of such Eurocurrency Loan, the rate per annum determined on the basis of the offered rate for deposits in the Applicable Currency of amounts equal or comparable to the principal amount of such Eurocurrency Loan offered for a term comparable to such Interest Period, which rates appear on Telerate Page 3750 effective as of 11:00 a.m.., London time, two
(2) Business Days prior to the first day of such Interest Period, provided that if no such offered rates appear on such page, the "London Interbank Offered Rate" for such Interest Period will be the arithmetic average (rounded upward, if necessary, to the next higher 1/100th of 1%) of rates quoted by not less than two (2) major lenders in New York City, selected by the Administrative

Agent, at approximately 10:00 A.M., New York City time, two (2) Business Days prior to the first day of such Interest Period, for deposits in Dollars the Applicable Currency offered by leading European banks for a period comparable to such Interest Period in an amount comparable to the principal amount of such Eurocurrency Loan.

     "Eurocurrency Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Eurocurrency Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Percentage.

     (d) Each Eurocurrency Loan denominated in an Alternative Currency shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Margin plus the applicable Adjusted IBOR Rate for such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three (3) months, at intervals of three (3) months after the first day thereof.

     "Adjusted IBOR Rate" means, with respect to each Interest Period for a Eurocurrency Loan denominated in an Alternative Currency, the sum of (i) the rate obtained by dividing (A) IBOR for such Interest Period by (B) a percentage equal to 1 minus the then stated maximum rate (stated as a decimal) of all reserve requirements in respect of any category of liabilities by reference to which the interest rate on such Eurocurrency Loan denominated in an Alternative Currency is determined (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System as defined in Regulation D (or against any successor category of liabilities as defined in Regulation D), plus (ii) if the relevant Foreign Currency Loan is in British pounds sterling, a percentage sufficient to compensate the Banks for the cost of complying with any reserves, liquidity and/or special deposit requirements of the Bank of England directly or indirectly affecting the maintenance or funding of such Eurocurrency Loan denominated in an Alternative Currency.

     "IBOR" means, for any Interest Period, with respect to Eurocurrency Loans denominated in an Alternative Currency, the offered rate for deposits in the applicable Alternative Currency, for a period comparable to the Interest Period and in an amount comparable to the amount of such Eurocurrency Loan denominated in an Alternative Currency appearing on the applicable Telerate Page as of 11:00 a.m. (London, England time) on the day that is two Business Days prior to the first day of the Interest Period. If the foregoing rate is unavailable from Telerate for any reason, then such rate shall be determined by the
Administrative Agent from any other interest rate reporting service of recognized standing designated in writing by the Administrative Agent to the Borrower.

     (e) Any overdue principal of and, to the extent permitted by law, overdue interest on any Eurocurrency Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

     (f) Each Money Market Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Money Market Loan is made until it becomes due, at a rate per annum equal to the applicable Money Market Rate set forth in the relevant Money Market Quote. Such interest shall be payable on the Stated Maturity Date thereof, and, if the Stated Maturity Date occurs more than 90 days after the date of the relevant Money Market Loan, at intervals of 90 days after the first day thereof. Any overdue principal of and, to the extent permitted by law, overdue interest on any Money Market Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

     (g) The Administrative Agent shall determine each interest rate applicable to the Loans hereunder in accordance with this Agreement. The Administrative Agent shall give prompt notice to the Borrower and the Banks by facsimile of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

     (h) After the occurrence and during the continuance of a Default, the principal amount of the Loans (and, to the extent permitted by Applicable Law, all accrued interest thereon) may, at the election of the Required Banks, bear interest at the Default Rate.

     SECTION 2.08 Fees.

     (a) The Borrower shall pay to the Administrative Agent for the ratable account of each Bank a facility fee equal to the product of: (i) the aggregate of the daily average amounts of such Bank's Commitment, times (ii) a per annum percentage equal to the Applicable Facility Fee Rate. Such facility fee shall accrue from and including the Closing Date to and including the Termination Date. Facility fees shall be payable quarterly in arrears on each Quarterly Payment Date and on the Termination Date; provided that should the Commitments be terminated at any time prior to the Termination Date for any reason, the entire accrued and unpaid facility fee shall be paid on the date of such termination. The "Applicable Facility Fee Rate" shall be the rate per annum set forth below opposite the applicable Pricing Level:

       ......................... ..........................
             Pricing Level         Applicable Facility Fee
                                            Rate
       ......................... ..........................
              Level I                      .090%
       ......................... ..........................
              Level II                      .100%
       ......................... ..........................
              Level III                     .125%
       ......................... ..........................
              Level IV                      .150%
       ......................... ..........................


Adjustments, if any, in the Applicable Facility Fee Rate shall be made by the Administrative Agent and shall be effective on the date of any adjustments to the Pricing Level as provided in the definition thereof.

     (b) The Borrower shall pay to the Administrative Agent for the ratable account of each Bank a utilization fee equal to the product of: (i) the aggregate of the daily average amounts of such Bank's Commitment, multiplied by
(ii) a per annum percentage equal to the Applicable Utilization Fee Rate. The Applicable Utilization Fee Rate may vary daily in accordance with the percentage of the Total Commitments that is currently outstanding as Loans and Letter of Credit

Obligations. Such utilization fee shall accrue from and including the Closing Date to and including the Termination Date. Utilization fees shall be payable quarterly in arrears on each Quarterly Payment Date and on the Termination Date; provided that should the Commitments be terminated at any time prior to the Termination Date for any reason, the entire accrued and unpaid utilization fee shall be paid on the date of such termination. The "Applicable Utilization Fee
Rate" shall be the rate per annum set forth below opposite the applicable Pricing Level:

.................................................................................
                         Applicable Utilization Fee Rate
.................................................................................
.................... ............................................................
                          Percentage of Total Commitments currently outstanding
                          as Loans and Letter of Credit Obligations:
.................... ............................................................
 Pricing Level            Less than 50%           Greater than or equal to 50%
.................... ........................... ................................
    Level I                     0%                          0.100%
.................... ........................... ................................
    Level II                    0%                          0.100%
.................... ........................... ................................
    Level III                   0%                          0.125%
.................... ........................... ................................
    Level IV                    0%                          0.125%
.................... ........................... ................................


Adjustments, if any, in the Applicable Utilization Fee Rate shall be made by the Administrative Agent and shall be effective on the date of any adjustments to the Pricing Level as provided in the definition thereof.

     (c) The Borrower shall pay to the Administrative Agent, for the account and sole benefit of the Administrative Agent, such fees and other amounts at such times as set forth in the Administrative Agent's Letter Agreement.

     SECTION 2.09 Optional Termination or Reduction of Commitments. The Borrower may, upon at least three (3) Business Days' notice to the Administrative Agent, terminate at any time, or proportionately reduce from time to time the Total Unused Commitments by an aggregate amount of at least $5,000,000 or any larger multiple of $1,000,000. If the Commitments are terminated in their entirety, all accrued fees (as provided under Section 2.08) shall be due and payable on the effective date of such termination. All terminations or reductions of Commitments shall be permanent. Each reduction shall be made ratably among the Banks in accordance with their respective Commitments.

     SECTION 2.10 Termination of Commitments. The Commitments shall terminate on the Termination Date and any Loans then outstanding (together with accrued interest thereon) shall be due and payable on such date.

     SECTION 2.11 Optional Prepayments.

     (a) The Borrower may, upon at least one (1) Business Day's notice to the Administrative Agent, prepay any Base Rate Borrowing in whole at any time, or from time to time in part in amounts aggregating at least $5,000,000 or any larger multiple of $1,000,000 (or any lesser amount equal to the outstanding balance of such Loan), by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Base Rate Loans of the several Banks included in such Base Rate Borrowing.

     (b) Except as provided in Section 8.02 and subject to any payments required pursuant to the terms of Article VIII for such Eurocurrency Loan, upon three (3) Business Days' prior written notice in the case of Eurocurrency Loans denominated in Dollars and upon four (4) Business Days (or (5) five Business Days in the case of Special Notice Currencies), the Borrower may prepay in minimum Dollar Equivalent amounts of $5,000,000 or any larger multiple of $1,000,000 (or any lesser amount equal to the outstanding balance of such Loan) all or any portion of the principal amount of any Eurocurrency Loan or Money Market Loan prior to the maturity thereof.

     (c) Upon receipt of a notice of prepayment pursuant to this Section 2.11, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such prepayment and such notice shall not thereafter be revocable by the Borrower.

     (d) Notwithstanding anything in this Agreement to the contrary, prepayments shall not affect Borrower's obligations under any Hedging Agreements, which shall remain in full force and effect, subject to the terms of such Hedging Agreement.

     SECTION 2.12 Mandatory Prepayments. On each date on which the conditions set forth in Section 2.01 are not satisfied (including, without limitation, because (i) the Commitments are reduced or terminated pursuant to Section 2.09 or Section 2.10, (ii) if for any reason (including exchange rate fluctuations) the Outstanding Amount of all Syndicated Loans, Money Market Loans and Letter of Credit Obligations denominated in Alternative Currencies at such time exceeds the Alternative Currency Sublimit or (iii) if for any reason (including exchange rate fluctuations) the Total Obligations exceed the amount of the Commitments), the Borrower shall repay or prepay such principal amount of the outstanding Loans, if any (together with interest accrued thereon and any amounts due under Section 8.05(a)), as may be necessary so that after such payment the aggregate unpaid principal amount of the Loans does not exceed the aggregate amount of the Commitments as then reduced. Each such payment or prepayment shall be applied to repay or prepay ratably the Loans of the several Banks; provided that such prepayment shall be applied, first, to Base Rate Loans outstanding on the date of such prepayment (in direct order of maturity), second, to the extent necessary, to Eurocurrency Loans outstanding on the date of such prepayment (in direct order of maturity) and then, to the extent necessary, to Money Market Loans outstanding on the date of such prepayment (in direct order of maturity).

     SECTION 2.13 General Provisions as to Payments.

     (a) The Borrower shall make each payment of principal of, and interest on, the Loans and Reimbursement Obligations and of fees hereunder (except as otherwise expressly provided herein and except with respect to principal of and interest on Loans or Reimbursement Obligations denominated in an Alternative Currency), without any setoff, counterclaim or any deduction whatsoever, to the Administrative Agent for the account of the Banks and the Issuing Bank, at the Administrative Agent's Office not later than 11:00 a.m. (Charlotte, North Carolina time) on the date when due, in Dollars and Same Day Funds immediately available in Charlotte,

North Carolina. Except as otherwise expressly provided herein, all payments by the Borrower hereunder with respect to principal of and interest on Loans and Reimbursement Obligations denominated in an Alternative Currency shall be made to the Administrative Agent, for the account of the respective Banks or Issuing Bank to which such payment is owed, at the Administrative Agent's Office in such Alternative Currency and in Same Day Funds not later than the Applicable Time specified by the Administrative Agent on the dates specified herein. The Administrative Agent will promptly distribute to each Bank its ratable share of each such payment received by the Administrative Agent for the account of the Banks. The Administrative Agent shall promptly distribute to the Issuing Bank such payment received by the Administrative Agent for the Issuing Bank. All payments received by the Administrative Agent (i) after 11:00 a.m., in the case of payments in Dollars, or (ii) after the Applicable Time specified by the Administrative Agent in the case of payments in an Alternative Currency, shall in each case be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.

     (b) Whenever any payment of principal of, or interest on, the Base Rate Loans, the Money Market Loans or of fees shall be due on a day that is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day. Whenever any payment of principal of, or interest on, the Eurocurrency Loans shall be due on a day that is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

     (c) All payments of principal, interest and fees and all other amounts to be made by the Borrower pursuant to this Agreement with respect to any Loan, Reimbursement Obligation or fee relating thereto shall be paid without deduction for, and free from, any tax, imposts, levies, duties, deductions, or withholdings of any nature now or at anytime hereafter imposed by any governmental authority or by any taxing authority thereof or therein excluding in the case of each Bank and the Issuing Bank, taxes imposed on or measured by its net income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank or the Issuing Bank is organized or any political subdivision thereof and, in the case of each Bank and the Issuing Bank, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction of such Bank's or the Issuing Bank's applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, imposts, levies, duties, deductions or withholdings of any nature being "Taxes"). In the event that the Borrower is required by Applicable Law to make any such withholding or deduction of Taxes with respect to any Loan, Reimbursement Obligation, fee or other amount, or any such Loan, Reimbursement Obligation, fee or other amount is subject to Taxes payable by any Bank or the Issuing Bank, the Borrower shall pay such amount, deduction or withholding to the applicable taxing authority, shall promptly furnish to any Bank or the Issuing Bank, as applicable, in respect of which such deduction or withholding is made all receipts and other documents evidencing such payment and shall pay to such Bank or the Issuing Bank additional amounts as may be necessary in order that the amount received by such Bank or the Issuing Bank after the required withholding or other payment shall equal the amount such Bank or Issuing Bank would have received had no such withholding or other payment been made. If no payment, withholding or deduction of Taxes is payable in respect of any Loan or fee relating thereto, the Borrower shall furnish any Bank or Issuing Bank, at such Bank's or the Issuing Bank's request, a certificate from each applicable taxing authority or an opinion of

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counsel  acceptable  to such Bank or Issuing  Bank,  in either case stating that such payments are exempt from or not subject to payment, withholding or deduction of Taxes. If the Borrower fails to provide such original or certified copy of a receipt evidencing payment of Taxes or certificate(s) or opinion of counsel of exemption, the Borrower hereby agrees to compensate such Bank and the Issuing Bank for, and indemnify them with respect to, the tax consequences of the Borrower's failure to provide evidence of tax payments or tax exemption.

     (d) Any Bank or Issuing Bank that is not organized under the laws of the United States or a state thereof (a "Foreign Bank") that is entitled to an exemption from or reduction in U.S. Federal withholding tax shall deliver to the Borrower and the Administrative Agent two copies of either United States Internal Revenue Service Form W-8BEN or Form W-8ECI, or any subsequent versions thereof or successors thereto, or, in the case of a Foreign Bank claiming exemption from in U.S. Federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest," (i) a Form W-8BEN, or any subsequent versions thereof or successors thereto and (ii) a certificate representing that such Foreign Bank is not (A) a bank for purposes of Section 881(c) of the Code, (B) is not a 10-percent shareholder (within the meaning of
Section 871(h)(3)(B) of the Code) of the Borrower and (C) is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code)), properly completed and duly executed by such Foreign Bank claiming, as applicable, complete exemption from or reduced rate of, U.S. Federal withholding Tax on payments by the Borrower under this Agreement and the other Loan Documents, or in the case of a Foreign Bank claiming exemption for "portfolio interest" certifying that it is not a foreign corporation, partnership, estate or trust. Such forms shall be delivered by each Foreign Bank on or before the date it becomes a party to this Agreement (or, in the case of a transferee that is a participation holder, on or before the date such participation holder becomes a transferee hereunder) and on or before the date, if any, such Foreign Bank changes its applicable lending office by designating a different lending office (a "New Lending Office"). In addition, each Foreign Bank shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Foreign Bank.

     (e) Upon the request of the Borrower, any Bank or Issuing Bank that is not a Foreign Bank shall deliver to the Borrower two copies of United States Internal Revenue Service Form W-9 or any subsequent versions thereof or successors thereto, properly completed and duly executed. If any Bank or Issuing Bank fails to deliver Form W-9 or any subsequent versions thereof or successors thereto as required herein, then the Borrower may withhold from any payment to such party an amount equivalent to the applicable backup withholding Tax imposed by the Code, without reduction.

     (f) The Borrower shall not be required to indemnify any Bank or Issuing Bank or to pay any additional amounts to any Bank or Issuing Bank in respect of U.S. Federal withholding tax pursuant to Section 2.13(d) or Section 2.13(e) to the extent that the obligation to pay such additional amounts would not have arisen but for a failure by such Bank or Issuing Bank to comply with the provisions of such Sections. Should a Bank or Issuing Bank become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall, at such Bank's or Issuing Bank's expense, take such steps as such Bank or Issuing Bank shall reasonably request to assist such Bank or Issuing Bank to recover such Taxes.

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

     (g) Each of the Banks and the Issuing Bank agrees that upon the occurrence of any circumstances entitling such Bank or Issuing Bank to indemnification or additional amounts pursuant to this Section, such Bank or Issuing Bank shall use reasonable efforts to take any action (including designating a new lending office and signing any prescribed forms or other documentation appropriate in the circumstances) if such action would reduce or eliminate any Tax (including penalties or interest, as applicable) with respect to which such indemnification or additional amounts may thereafter accrue; provided that a Bank or Issuing Bank shall not be required to take any such action if it shall determine in its sole discretion that doing so would be materially disadvantageous to its interests.

     (h) In the event any Bank or Issuing Bank receives a refund of any Taxes paid by the Borrower pursuant to this Section 2.13, it will pay to the Borrower the amount of such refund promptly upon receipt thereof; provided, however, if at any time thereafter it is required to return such refund, the Borrower shall promptly repay to it the amount of such refund.

     (i) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 2.13 shall be applicable with respect to any Participant, Assignee or other Transferee, and any calculations required by such provisions (i) shall be made based upon the circumstances of such Participant, Assignee or other Transferee, and (ii) constitute a continuing agreement and shall survive the termination of this Agreement and the payment in full or cancellation of the Notes.

     (j) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks or Issuing Bank hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Bank or Issuing Bank on such due date an amount equal to the amount then due such Bank or Issuing Bank. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent on such date, each Bank and Issuing Bank, as applicable, shall repay to the Administrative Agent forthwith on demand such amount distributed to such Bank or Issuing Bank, together with interest thereon, for each day from the date such amount is distributed to such Bank or Issuing Bank until the date such Bank or Issuing Bank repays such amount to the Administrative Agent, at the Overnight Rate for the first three (3) Business Days after the date such payment is due and at the Base Rate thereafter.

     SECTION 2.14 Computation of Interest and Fees. Interest on Base Rate Loans based on the Prime Rate shall be computed on the basis of a year of 365 or 366 days, as applicable, and paid for the actual number of days elapsed (including the first day but excluding the last day); provided that in the case of interest in respect of Loans denominated in Alternative Currencies as to which market practice differs from the foregoing, interest shall be computed in accordance with such market practice. Interest on Base Rate Loans based on the Overnight Rate and interest on Eurocurrency Loans shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed, calculated as to each Interest Period from and including the first day thereof to but excluding the last day thereof. Facility fees and any other fees payable hereunder shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day); provided that in the case of interest in respect of Loans denominated in Alternative Currencies as to which

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

market practice differs from the foregoing, interest shall be computed in accordance with such market practice.

     SECTION 2.15 Existing Credit Agreement and Existing Notes. The Borrower and the Administrative Agent acknowledge and agree that there are no obligations of the Borrower under the Existing Credit Agreement as of the Closing Date which have not been paid and satisfied. Effective as of the Closing Date, the Existing Credit Agreement is hereby terminated by agreement of the Administrative Agent, the Borrower and the Banks party hereto which are also parties to the Existing Credit Agreement. The Borrower will obtain similar agreements as to termination from all other parties to the Existing Credit Agreement. All promissory notes issued by the Borrower under the Existing Credit Agreement shall be either (i) returned to the Borrower, marked "Paid in Full and Discharged," or (ii) destroyed by each Bank hereinafter referred to in this sentence with a written notice from such Bank to the Borrower that such promissory notes have been destroyed, in either case on or within ten (10) Business Days of the Closing Date by the Banks under this Agreement which were also banks under the Existing Credit Agreement, and the Borrower will request similar delivery of promissory notes or similar notices of destruction from all other banks under the Existing Credit Agreement, if any, within the same time period.

     SECTION 2.16 Letter of Credit Facility.

     (a) Obligation to Issue. Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties of the Borrower herein set forth, the Issuing Bank shall issue for the account of Borrower, one or more Letters of Credit denominated in Dollars or in one or more Alternative Currencies, in accordance with this Section 2.16, from time to time during the period commencing on the Closing Date and ending on the Business Day prior to the Termination Date.

     (b) Types and Amounts. The Issuing Bank shall have no obligation to issue any Letter of Credit at any time:

          (i) if the aggregate maximum amount then available for drawing under Letters of Credit, after giving effect to the issuance of the requested Letter of Credit, shall exceed any limit imposed by law or regulation upon the Issuing Bank;

          (ii) if, after giving effect to the issuance of the requested Letter of Credit, (A) the aggregate Letter of Credit Obligations would exceed $100,000,000, or (B) the conditions set forth in the first sentence of
     Section 2.01 would not be satisfied;

          (iii) which has an expiration date on or after the earlier of (A) the date twelve (12) months after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, twelve (12) months after the then-current expiration date of such Letter of Credit so long as such renewal or extension occurs within three (3) months of such then-current expiration date) and (B) the date that is five (5) Business Days prior to the Termination Date; provided that a Letter of Credit having an expiry date later than five (5) Business Days prior to the maturity date (an "Extended Letter of Credit") may be issued if (1) such Extended Letter of Credit (A) has an expiration date no later than one year after the issuance of such Letter of Credit and (B) does not provide for

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

     the renewal thereof for additional periods, and (2) Cash Collateral or Backup Letters of Credit satisfactory to Issuing Bank in its sole discretion are provided in respect of such Extended Letter of Credit in accordance with Section 2.16(j).

     (c) Conditions. In addition to being subject to the satisfaction of the conditions contained in Article III, the obligation of the Issuing Bank to issue any Letter of Credit is subject to the satisfaction in full of the following conditions:

          (i) the Borrower shall have delivered to the Issuing Bank at such times and in such manner as the Issuing Bank may prescribe, a Letter of Credit Application Agreement and such other documents and materials as may be required pursuant to the terms thereof all satisfactory in form and substance to the Issuing Bank and the terms of the proposed Letter of Credit shall be satisfactory in form and substance to the Issuing Bank;

          (ii) as of the date of issuance no order, judgment or decree of any court, arbitrator or Governmental Authority shall purport by its terms to enjoin or restrain the Issuing Bank from issuing the Letter of Credit and no law, rule or regulation applicable to the Issuing Bank and no request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Bank shall prohibit or request that the Issuing Bank refrain from the issuance of letters of credit generally or the issuance of that Letter of Credit; and

          (iii)  after the  issuance  of the  requested  Letter of  Credit,  the
     conditions   set  forth  in  the  first  sentence  of  Section  2.01  shall be satisfied.

     (d) Issuance of Letters of Credit.

          (i) Request for Issuance. At least two Business Days before the effective date for any Letter of Credit, the Borrower shall give the Issuing Bank a written notice containing the original signature of an authorized officer or employee of such Borrower. Such notice shall be irrevocable and shall specify the original face amount of the Letter of Credit requested (which original face amount shall not be less than $100,000, unless otherwise agreed by the Issuing Bank), the Applicable Currency of the Letter of Credit requested, the effective date (which day shall be a Business Day) of issuance of such requested Letter of Credit, the date on which such requested Letter of Credit is to expire, the amount of then outstanding Letter of Credit Obligations, the purpose for which such Letter of Credit is to be issued, whether such Letter of Credit may be drawn in single or partial draws and the person for whose benefit the requested Letter of Credit is to be issued.

          (ii)  Issuance;  Notice of Issuance.  If the  conditions  set forth in
     Section 2.16(c) are satisfied, the Issuing Bank shall issue the requested Letter of Credit. The Issuing Bank shall give each Bank written or telex notice, or telephonic notice substantially in the form of Exhibit N, or telephonic notice confirmed promptly thereafter in writing, of the issuance of a Letter of Credit and shall deliver to each Bank in connection with such notice a copy of the Letter of Credit issued by the Issuing Bank.

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

          (iii) No Extension or Amendment. The Issuing Bank shall not extend or amend any Letter of Credit if the issuance of a new Letter of Credit having the same terms as such Letter of Credit as so amended or extended would be prohibited by Section 2.16(b) or (c).

     (e) Reimbursement Obligations; Duties of the Issuing Bank.

          (i) Reimbursement. Notwithstanding any provisions to the contrary in any Letter of Credit Application Agreement:

               (A) the Borrower shall reimburse the Issuing Bank for drawings under a Letter of Credit issued by it no later than the Business Day of payment by the Issuing Bank;

               (B) any Reimbursement Obligation with respect to any Letter of Credit shall bear interest from the date of the relevant drawing under the pertinent Letter of Credit until the date of payment in full thereof at a rate per annum equal to the Default Rate; and

               (C) in order to implement the foregoing, upon the occurrence of a draw under any Letter of Credit, unless the Issuing Bank is reimbursed in accordance with clause (i) above, the Borrower irrevocably authorizes the Issuing Bank and the Administrative Agent to treat such nonpayment as a Notice of Borrowing in the amount of such Reimbursement Obligation and the Banks to make Syndicated Loans to Borrower in such amount regardless of whether the conditions precedent to the making of Syndicated Loans hereunder have been met. The Borrower further authorizes the Administrative Agent to credit the proceeds of such Syndicated Loan so as to immediately eliminate the liability of the Borrower for Reimbursement Obligations under such Letter of Credit.

          (ii) Duties of the Issuing Bank. Any action taken or omitted to be taken by the Issuing Bank in connection with any Letter of Credit, if taken or omitted in the absence of willful misconduct or gross negligence, shall not put the Issuing Bank under any resulting liability to any Bank, or assuming that the Issuing Bank has complied with the procedures specified in Section 2.16(d) and such Bank has not given a notice contemplated by
     Section 2.16(f)(i) that continues in full force and effect, relieve that Bank of its obligations hereunder to the Issuing Bank. In determining whether to pay under any Letter of Credit, the Issuing Bank shall have no obligation relative to the Banks other than to confirm that any documents required to have been delivered under such Letter of Credit appear to comply on their face, with the requirements of such Letter of Credit.

          (iii) Applicability of ISP98. Unless otherwise expressly agreed by the Issuing Bank and the Borrower when a Letter of Credit is issued the rules of the "International Standby Practices 1998" published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) shall apply to each Letter of Credit.

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

     (f) Participations.

          (i) Purchase of Participations. Immediately upon issuance by the Issuing Bank of any Letter of Credit in accordance with the procedures set forth in Section 2.16(d), each Bank shall be deemed to have irrevocably and unconditionally purchased and received from the Issuing Bank, without recourse or warranty, an undivided interest and participation, to the extent of such Bank's ratable share of the aggregate Commitments, in such Letter of Credit.

          (ii) Sharing of Letter of Credit Payments. In the event that the Issuing Bank makes any payment under any Letter of Credit for which the applicable Borrower shall not have repaid such amount to the Issuing Bank pursuant to Section 2.16(g) or which cannot be paid by a Loan pursuant to
     Section 2.16(e) the Issuing Bank shall promptly notify each Bank of such failure, and each Bank shall promptly and unconditionally pay to the Issuing Bank such Bank's ratable share of the amount of such payment in Same Day Funds in the Applicable Currency of the relevant Letter of Credit. If the Issuing Bank so notifies such Bank prior to 10:00 a.m. (Charlotte, North Carolina time) on any Business Day, such Bank shall make available to the Issuing Bank its ratable share of the amount of such payment on such Business Day in Same Day Funds. If such Bank notifies the Administrative Agent that it cannot make its ratable share of the amount of such payment in the Alternative Currency of the relevant Letter of Credit, the Administrative Agent shall inform the Bank and the Issuing Bank of the Spot Rate and the Bank may make a payment on the required Business Day to the Administrative Agent in Dollars in an amount sufficient, in the sole opinion of the Issuing Bank, for the Issuing Bank to purchase with Dollars such amount in the Alternative Currency based on the current Spot Rate. If and to the extent such Bank shall not have so made its ratable share of the amount of such payment available to the Issuing Bank, such Bank agrees to pay to the Issuing Bank forthwith on demand such amount together with interest thereon (or the Dollar Equivalent of such amount with interest thereon, if the Letter of Credit is denominated in an Alternative Currency), for each day from the date such payment was first due until the date such amount is paid to the Issuing Bank at the Overnight Rate for the first 3 days and thereafter at the Base Rate. The failure of any Bank to make available to the Issuing Bank its ratable share of any such payment shall neither relieve nor increase the obligation of any other Bank hereunder to make available to the Issuing Bank its ratable share of any payment on the date such payment is to be made.

          (iii) Sharing of Reimbursement Obligation Payments. Whenever the Issuing Bank receives a payment on account of a Reimbursement Obligation, including any interest thereon, as to which the Issuing Bank has received any payments from the Banks pursuant to this Section 2.16(f), it shall promptly pay to each Bank which has funded its participating interest therein, in Dollars and in the kind of funds so received, an amount equal to such Bank's ratable share thereof. Each such payment shall be made by the Issuing Bank on the Business Day on which the funds are paid to such Person, if received prior to 10:00 a.m. (Charlotte, North Carolina time) on such Business Day, and otherwise on the next succeeding Business Day.

          (iv) Documentation. Upon the request of the Administrative Agent, the Issuing Bank shall furnish to the Administrative Agent copies of any Letter of Credit,

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

     Letter of Credit Application Agreement and other documentation relating to Letters of Credit issued pursuant to this Agreement.

          (v) Obligations Irrevocable. The obligations of the Banks to make payments to the Issuing Bank with respect to a Letter of Credit shall be irrevocable, not subject to any qualification or exception whatsoever and shall be made in accordance with, but not subject to, the terms and conditions of this Agreement under all circumstances (assuming that the Issuing Bank has issued such Letter of Credit in accordance with Section 2.16(d)), including, without limitation, any of the following circumstances:

               (A) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

               (B) the existence of any claim, set-off, defense or other right which the Borrower may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Issuing Bank, the Administrative Agent, any Bank or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions;

               (C) any draft, certificate or any other document presented under the Letter of Credit proves to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

               (D)  the   surrender  or  impairment  of  any  security  for  the
          performance or observance of any of the terms of any of the Loan Documents;

               (E) payment by the Issuing Bank under any Letter of Credit against presentation of any draft or certificate proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect, except payment resulting from the gross negligence or willful misconduct of the Issuing Bank;

               (F) payment by the Issuing Bank under any Letter of Credit against presentation of any draft or certificate that does not comply with the terms of such Letter of Credit, except payment resulting from the gross negligence or willful misconduct of the Issuing Bank; or

               (G) any other circumstances or happenings whatsoever,  whether or not similar to any of the foregoing, except circumstances or happenings resulting from the gross negligence or willful misconduct of the Issuing Bank.

     (g) Payment of Reimbursement Obligations.

          (i) Payments to Issuing Bank. The Borrower agrees to pay to the Issuing Bank the amount of all Reimbursement Obligations, interest and other amounts payable to the Issuing Bank under or in connection with any Letter of Credit issued for such Borrower's account immediately when due, irrespective of:

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

               (A) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

               (B) the existence of any claim, set-off, defense or other right which the Borrower may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Issuing Bank, the Administrative Agent, any Bank or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions;

               (C) any draft, certificate or any other document presented under the Letter of Credit proves to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

               (D)  the   surrender  or  impairment  of  any  security  for  the
          performance or observance of any of the terms of any of the Loan Documents;

               (E) payment by the Issuing Bank under any Letter of Credit against presentation of any draft or certificate proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect, except payment resulting from the gross negligence or willful misconduct of the Issuing Bank;

               (F) payment by the Issuing Bank under any Letter of Credit against presentation of any draft or certificate that does not comply with the terms of such Letter of Credit, except payment resulting from the gross negligence or willful misconduct of the Issuing Bank; or

               (G) any other circumstances or happenings whatsoever,  whether or not similar to any of the foregoing, except circumstances or happenings resulting from the gross negligence or willful misconduct of the Issuing Bank.

          (ii) Recovery or Avoidance of Payments. In the event any payment by or on behalf of the Borrower received by the Issuing Bank with respect to a Letter of Credit and distributed by the Issuing Bank to the Banks on account of their participations is thereafter set aside, avoided or recovered from the Issuing Bank in connection with any receivership, liquidation or bankruptcy proceeding, each Bank that received such distribution shall, upon demand by the Issuing Bank, contribute such Bank's ratable share of the amount set aside, avoided or recovered together with interest at the rate required to be paid by the Issuing Bank upon the amount required to be repaid by it.

     (h) Compensation for Letters of Credit.

          (i) Letter of Credit Fees. The Borrower shall pay to the Administrative Agent with respect to each Letter of Credit issued hereunder
     (i) for the account of each Bank, a participation fee (a "Participation Fee") with respect to its participations in Letters of Credit, which shall accrue at a rate per annum equal to the Applicable Margin applicable to interest on Eurocurrency Loans in the Applicable Currency on the average daily amount of such Bank's Letter of Credit Obligations during the period from and including

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

     the date hereof to but excluding the later of the date on which such Bank's Commitment terminates and the date on which such Bank ceases to have any Letter of Credit Obligations, and (ii) for the account of the Issuing Bank, a fronting fee ("Fronting Fee" and, together with Participation Fees, "Letter of Credit Fees") equal to 0.10% per annum of the face amount of such Letter of Credit. Letter of Credit Fees shall be payable in arrears on each Quarterly Payment Date and on the Termination Date. The Administrative Agent shall promptly remit such Participation Fees, when paid, to the Banks in accordance with their ratable shares thereof.

          (ii) Issuing Bank Charges. The Borrower shall pay to the Issuing Bank, solely for its own account, the standard charges assessed by the Issuing Bank in connection with the issuance, administration, amendment and payment or cancellation of Letters of Credit issued hereunder, which charges shall be those typically charged by the Issuing Bank to its customers generally having credit and other characteristics similar to the Borrower, as determined in good faith by the Issuing Bank.

     (i) Indemnification; Exoneration.

          (i) Indemnification. In addition to amounts payable as elsewhere provided in this Section 2.16, the Borrower shall protect, indemnify, pay and save the Issuing Bank, the Administrative Agent and each Bank harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) which the Issuing Bank, the Administrative Agent, or any Bank may incur or be subject to as a consequence of the issuance of any Letter of Credit for the Borrower's account other than as a result of its gross negligence or willful misconduct, as determined by a court of competent jurisdiction.

          (ii) Assumption of Risk by Borrower. As between the Borrower, the Issuing Bank, the Administrative Agent and the Banks, the Borrower assumes all risks of the acts and omissions of, or misuse of the Letters of Credit issued for such Borrower's account by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Issuing Bank, the Administrative Agent and the Banks shall not be responsible for (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of the Letters of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged, (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason, (iii) failure of the beneficiary of a Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit,
     (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher, for errors in interpretation of technical terms,
     (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof, (vii) the misapplication by the beneficiary of a Letter of Credit of the proceeds of any drawing under such Letter of Credit; and
     (viii) any consequences arising from causes beyond the control of the Issuing Bank, the Administrative Agent and the Banks.

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

          (iii) Exoneration. In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Issuing Bank under or in connection with the Letters of Credit or any related certificates if taken or omitted in good faith and with reasonable care, shall not put the Issuing Bank, the Administrative Agent or any Bank under any resulting liability to the Borrower or relieve the Borrower of any of its obligations hereunder to any such Person.

     (j) Cash Collateral. If any Extended Letter of Credit is issued or outstanding, the Borrower shall immediately on or prior to the Termination Date, provide the Issuing Bank one or more back-up letters of credit, satisfactory to the Issuing Bank in its sole discretion, in respect of such outstanding Letter of Credit Obligations (the "Backup Letters of Credit") or Cash Collateral in an amount equal to the then outstanding amount of all Letters of Credit Obligations (such outstanding amount determined as of the Termination Date). For purposes hereof, "Cash Collateral" means cash pledged and deposited with or delivered to the Administrative Agent, for the benefit of the Issuing Bank and the Banks, as collateral for such Letter of Credit Obligations, pursuant to documentation in form and substance satisfactory to the Administrative Agent and the Issuing Bank (which documents are hereby consented to by the Banks). The Borrower hereby grants to the Administrative Agent, for the benefit of the Issuing Bank and the Banks, a security interest in all such cash and all proceeds thereof. Cash Collateral shall be maintained in blocked, non-interest bearing deposit accounts at Wachovia. If at any time the Administrative Agent determines that any funds held as Cash Collateral are subject to any right or claim of any Person other than the Administrative Agent or that the total amount of such funds is less than the aggregate outstanding amount of Letter of Credit Obligations, the Borrower will forthwith, upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited and held in deposit accounts at Wachovia as aforesaid, an amount equal to the excess of (i) such aggregate outstanding amount of such Letter of Credit Obligations over (ii) the total amount of funds, if any, then held as Cash Collateral that the Administrative Agent determines to be free and clear of any such right and claim. Upon the drawing of any Letter of Credit for which funds are on deposit as Cash Collateral, such funds shall be applied, to the extent permitted under applicable law, to reimburse the Issuing Bank and may be applied to any other Letter of Credit Obligations as and when due.

     SECTION 2.17 Increase in Commitments.

     (a) Provided there exists no Default, upon notice to the Administrative Agent (which shall promptly notify the Banks), the Borrower may from time to time, request an increase in the Aggregate Commitments by an aggregate amount not exceeding $200,000,000; provided that (i) any such request for an increase shall be in a minimum amount of $50,000,000, except in the case of the final request, which may be for the entire remaining amount, and (ii) the Borrower may make a maximum of three such requests. At the time of sending any such notice, the Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Bank is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Banks). Each Bank shall notify the Administrative Agent within such time period whether or not it agrees to increase its Commitment and, if so, whether by an amount equal to, greater than, or less than its pro rata share (based upon its percentage of the current Total Commitments) of such requested increase. Any Bank not responding within such time period shall be deemed to have declined to increase its Commitment. The Administrative Agent shall notify the Borrower and each Bank of the Banks'

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

responses to each request made hereunder. To achieve the full amount of a requested increase, the Borrower may also invite additional Eligible Assignees to become Banks pursuant to a joinder agreement in form and substance satisfactory to the Administrative Agent and its counsel. "Eligible Assignee" means any (a) Bank; (b) an Affiliate of a Bank; (c) an Approved Fund; and (d) any other Person (other than a natural person) approved by the Administrative Agent, the Issuing Bank, and the Borrower; provided that notwithstanding the foregoing, "Eligible Assignee" shall not include the Borrower or any of the Borrower's Affiliates or Subsidiaries; and provided further, however, that an Eligible Assignee shall include only a Bank, an Affiliate of a Bank or another Person, which, through its Lending Offices, is capable of lending the applicable Alternative Currencies to the Borrower without the imposition of any Taxes or additional Taxes, as the case may be.

     (b) If the Aggregate  Commitments  are  increased in  accordance  with this
Section 2.17, the Administrative Agent and the Borrower shall determine the effective date (the "Increase Effective Date") and the final allocation of such increase. The Administrative Agent shall promptly notify the Borrower and the Banks of the final allocation of such increase and the Increase Effective Date. As a condition precedent to such increase, the Borrower shall deliver to the Administrative Agent a certificate dated as of the Increase Effective Date (for further distribution to each Bank) signed by a Responsible Officer of the Borrower (i) certifying and attaching the resolutions adopted by the Borrower approving such increase, and (ii) certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in
Article IV and the other Loan Documents are true and correct on and as of the Increase Effective Date, except to the extent that such representations and warranties (1) specifically refer to an earlier date, in which case they are true and correct as of such earlier date, (2) are no longer true solely as a result of the passage of time, and (3) are limited by exceptions thereto which have been disclosed in writing to the Banks and which have been approved in writing by the Required Banks, and except that for purposes of this Section 2.17, the representations and warranties contained in Section 4.12 shall be deemed to refer to the most recent audited financial statements furnished pursuant to Section 5.01(a)(ii), and (B) no Default exists. The Borrower shall prepay any Loans outstanding on the Increase Effective Date (and pay any additional amounts required pursuant to Article VIII) to the extent necessary to keep the outstanding Loans ratable with any revised pro rata share (based upon the Banks' percentages of the Total Commitments) arising from any nonratable increase in the Commitments under this Section 2.17; provided that in the case of any Syndicated Loans denominated in an Alternative Currency, no such prepayment may be made other than on the last day of the applicable Interest Period for such Loans, unless the Banks consent thereto.

     (c) This Section shall supersede any provisions in Sections 9.04 or 9.05 to the contrary.

                                  ARTICLE III
                            CONDITIONS TO BORROWINGS

     SECTION 3.01 Conditions to Effectiveness. This Agreement shall become effective upon satisfaction of each of the following conditions:

     (a) receipt by the Administrative Agent from each of the parties hereto of either (i) a duly executed counterpart of this Agreement signed by such party or
(ii) a  facsimile  transmission

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

stating that such party has duly executed a counterpart of this Agreement and sent such counterpart to the Administrative Agent;

     (b) receipt by the Administrative Agent of a duly executed Syndicated Loan Note and a duly executed Money Market Note for the account of each Bank complying with the provisions of Section 2.05;

     (c) an opinion letter of Douglas E. Wentz, Senior Associate General Counsel of the Borrower, as counsel for the Borrower, dated as of the Closing Date, substantially in the form of Exhibit E and covering such additional matters relating to the transactions contemplated hereby as the Administrative Agent, the Issuing Bank or any Bank may reasonably request;

     (d) receipt by the Administrative Agent of a certificate (the "Closing Certificate"), dated the Closing Date, substantially in the form of Exhibit H hereto, signed by a principal financial officer of the Borrower, to the effect that (i) no Default has occurred and is continuing on such date and (ii) the representations and warranties of the Borrower contained in Article IV are true on and as of such date;

     (e) receipt by the Administrative Agent of all documents which the Administrative Agent, the Issuing Bank or any Bank may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Agreement and the Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent, including without limitation a certificate of incumbency of the Borrower (the "Secretary's Certificate"), signed by the Secretary or an Assistant Secretary of the Borrower, substantially in the form of Exhibit I hereto, certifying as to the names, true signatures and incumbency of the officer or officers of the Borrower authorized to execute and deliver the Loan Documents, and certified copies of the following items: (i) the Borrower's Certificate of Incorporation, (ii) the Borrower's Bylaws, (iii) a certificate of the Secretary of State of the State of Florida as to the good standing of the Borrower as a Florida corporation, and
(iv) the action taken by the Board of Directors of the Borrower authorizing the Borrower's execution, delivery and performance of this Agreement, the Notes and the other Loan Documents to which the Borrower is a party;

     (f) receipt by the Administrative Agent of evidence satisfactory to the Administrative Agent, if any is required in addition to Section 2.15, that the Borrower has repaid in full all amounts outstanding under the Existing Credit Agreement, and that the Existing Credit Agreement is terminated; and

     (g) receipt by the Administrative Agent of such other documents and items as the Administrative Agent, the Issuing Bank, the Banks or their counsel may reasonably request.

     SECTION 3.02 Conditions to All Borrowings. The obligation of (i) each Bank to make a Syndicated Loan on the occasion of each Borrowing, (ii) the Issuing Bank to issue any Letters of Credit, or (iii) any Bank to make a Money Market Loan, is subject to the satisfaction of the following conditions:

     (a) receipt by the Administrative Agent of a Notice of Borrowing as required by Section 2.02 or notification pursuant to Section 2.03(e) of acceptance of one or more Money Market Quotes or receipt by the Issuing Bank of a Letter of Credit Application Agreement pursuant to Section 2.16(c)(i);

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

     (b) the fact that, immediately before and after such Borrowing or Letter of Credit is issued, as applicable, no Default shall have occurred and be continuing;

     (c) the fact that the representations and warranties of the Borrower contained in Article IV of this Agreement (excluding, however, representations and warranties (i) set forth in Sections 4.08, 4.12(b) and 4.15, (ii) made as of specific date, (iii) no longer true solely as a result of the passage of time, and (iv) to the extent of exceptions thereto, which have been disclosed in writing to the Administrative Agent and which have been approved in writing by the Administrative Agent) shall be true on and as of the date of such Borrowing; and

     (d) the fact that, immediately after such Borrowing the terms and conditions set forth in the proviso to Section 2.01 shall be satisfied.

Each Syndicated Borrowing, each Money Market Borrowing, the giving of each Letter of Credit Application Agreement, the issuance of such requested Letter of Credit and each Notice of Continuation or Conversion hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing or issuance as to the truth and accuracy of the facts specified in paragraphs (b), (c) and (d) of this Section 3.02; provided, that (i) if a Notice of Continuation or Conversion is to continue or convert to a Eurocurrency Loan, such Notice of Continuation or Conversion shall be deemed to be such a representation and warranty by the Borrower only as to the matters set forth in paragraphs (b) and (d) above, and (ii) if a Notice of Continuation or Conversion is to convert to a Base Rate Loan, such Notice of Continuation or Conversion shall be deemed to be a representation and warranty by the Borrower only as to the matters set forth in paragraph (d) above.

     In addition, if the Borrower desires funding of a Eurocurrency Loan on the Closing Date, the Administrative Agent shall have received, the requisite number of days prior to the Closing Date, a funding indemnification letter satisfactory to it, pursuant to which (i) the Administrative Agent and the Borrower shall have agreed upon the interest rate, amount of Borrowing and Interest Period for such Eurocurrency Loan, and (ii) the Borrower shall indemnify the Banks from any loss or expense arising from the failure to close on the anticipated Closing Date identified in such letter or the failure to borrow such Eurocurrency Loan on such date.

     SECTION 3.03 Determinations Under Section 3.01. For purposes of determining compliance with the conditions specified in Section 3.01, each Bank and the Issuing Bank shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Banks unless an officer of the Administrative Agent responsible for the transactions contemplated by this Agreement shall have received notice from such Bank or the Issuing Bank prior to the Closing Date, specifying its objection thereto.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

     The Borrower represents and warrants to the Administrative Agent, the Issuing Bank and each Bank that:

     SECTION 4.01 Organization; Power; Qualification. Each of the Borrower and its Material Subsidiaries is duly organized, validly existing and in good standing under the laws of

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

the jurisdiction of its incorporation or formation, has the power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization, except where the failure to be so qualified and authorized could not reasonably be expected to have a Material Adverse Effect.

     SECTION 4.02 Subsidiaries and Capitalization. Each Material Subsidiary of the Borrower as of the last day of the Fiscal Quarter most recently ended prior to the Closing Date is listed on Schedule 4.02. As of the Closing Date, the capitalization of the Borrower and its Material Subsidiaries consists of the number of shares, authorized, issued and outstanding, of such classes and series, with or without par value, described on Schedule 4.02. All outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. As of the Closing Date, the shareholders of the Material Subsidiaries of the Borrower and the number of shares owned by each are described on Schedule 4.02. As of the Closing Date, there are no outstanding stock purchase warrants, subscriptions, options, securities, instruments or other rights of any type or nature whatsoever, which are convertible into, exchangeable for or otherwise provide for or permit the issuance of capital stock of the Borrower or its Material Subsidiaries, except as described on
Schedule 4.02.

     SECTION 4.03 Authorization of Agreement, Loan Documents and Borrowing. The Borrower has the right, power and authority and has taken all necessary corporate and other action to authorize the execution and delivery of this Agreement, the Notes and each of the other Loan Documents and performance hereof and thereof in accordance with their respective terms. The Notes, when executed and delivered by the Borrower, will constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies. This Agreement and each of such other Loan Documents have been duly executed and delivered by the duly authorized officers of the Borrower and each such document constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies.

     SECTION 4.04 Compliance of Agreement, Loan Documents and Borrowing with Laws, Etc. The execution and delivery by the Borrower of this Agreement, the Notes and the other Loan Documents, the performance by the Borrower of this Agreement, the Notes and the other Loan Documents in accordance with their respective terms, the borrowings hereunder, and the transactions contemplated hereby and thereby, do not and will not, by the passage of time, the giving of notice or otherwise, (i) require any Governmental Approval or violate any Applicable Law relating to the Borrower or any of its Material Subsidiaries,
(ii) conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of the Borrower or any of its Material Subsidiaries or any indenture, agreement or other instrument to which such Person is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person or
(iii) result in or require

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

the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Person other than Liens arising under the Loan Documents

     SECTION 4.05 Compliance with Law; Governmental Approvals. Each of the Borrower and its Subsidiaries (i) has all Governmental Approvals required by any Applicable Law for it to conduct its business, each of which is in full force and effect, is final and not subject to review on appeal and is not the subject of any pending or, to the best of its knowledge, threatened attack by direct or collateral proceeding and (ii) is in compliance with each Governmental Approval applicable to it and all other Applicable Laws relating to it or any of its respective properties, except, in each case under clause (i) and clause (ii) of this paragraph, to the extent that (A) such requirement or compliance is contested in good faith by appropriate proceedings or (B) the failure to do so could not reasonably be expected to have a Material Adverse Effect.

     SECTION 4.06 Tax Returns and Payments. Each of the Borrower and its Material Subsidiaries has duly filed or caused to be filed all federal and state income tax returns and all other material state, local and other tax returns required by Applicable Law to be filed, and has paid, or made adequate provision for the payment of, all federal, state, local and other taxes, assessments and governmental charges or levies upon it and its property, income, profits and assets which are due and payable, other than any of the foregoing for which the amount or validity is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower or its Material Subsidiaries, as the case may be. No Governmental Authority has asserted any Lien or other claim against the Borrower or any Material Subsidiary thereof with respect to unpaid taxes which has not been discharged or resolved, other than ordinary liens on real property for taxes not yet past due or for taxes being contested in good faith by appropriate proceedings during the pendency of which the enforcement of such Lien is stayed and for which the Borrower and its Material Subsidiaries have established reserves in accordance with GAAP. The charges, accruals and reserves on the books of the Borrower or any of its Material Subsidiaries in respect of federal, state, local and other taxes for all Fiscal Years and portions thereof since the organization of the Borrower and any of its Material Subsidiaries are in the judgment of the Borrower adequate, and the Borrower does not anticipate any additional taxes or assessments in excess of such charges, accruals and reserves previously recorded for any of such years.

     SECTION 4.07 Intellectual Property Matters. Each of the Borrower and its Material Subsidiaries owns or possesses all lawful rights to use all franchises, licenses, patents, patent rights or licenses, patent applications, copyrights, copyright applications, trademarks, trademark rights, trade names, trade name rights and rights with respect to the foregoing which are required to conduct its business, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such rights, and to Borrower's knowledge, neither the Borrower nor any Material Subsidiary thereof is liable to any Person for infringement of any such rights as a result of its business operations, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

     SECTION 4.08  Environmental  Matters.  Except for the matters  described on
Schedule 4.08 as of the Closing Date and except for any other matter which could not be reasonably expected to have a Material Adverse Effect, (i) the properties of the Borrower and its

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

Material Subsidiaries are in material compliance with all applicable Environmental Laws, and to the best knowledge of the Borrower and its Material Subsidiaries there is no release or threatened release of Hazardous Materials at, under or about such properties or such operations which could interfere with the continued operation of such properties or materially impair the fair saleable value thereof and (ii) neither the Borrower nor any of its Material Subsidiaries has received any written notice of any violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of its properties or the operations conducted in connection therewith, nor does the Borrower or any of its Material Subsidiaries have knowledge or reason to believe that any such notice will be received or is being threatened.

     SECTION 4.09 ERISA. The Borrower and each member of the Controlled Group are in material compliance with all applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Plans except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired. As of the Closing Date, other than as set forth on Schedule 4.09, each Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the IRS to be so qualified, and each trust related to such Plan has been determined to be exempt under Section 501(a) of the Code. No reportable event for which notice is required under ERISA and not otherwise waived by the PBGC has occurred as to which the Borrower or any member of the Controlled Group was required to file a report with the PBGC and no material liability (including without limitation any withdrawal liability under Section 4201 of ERISA) has been incurred by the Borrower or any member of the Controlled Group which remains unsatisfied for any taxes or penalties with respect to any Plan or any Multiemployer Plan.

     SECTION 4.10 Margin Stock. Neither the Borrower nor any Subsidiary thereof is engaged principally or as one of its activities in the business of extending credit for the purpose of "purchasing" or "carrying" any Margin Stock. No part of the proceeds of the Loan will be used for purchasing or carrying Margin Stock or for any purpose which violates, or which would be inconsistent with, the provisions of Regulation T, U or X of such Board of Governors.

     SECTION 4.11 Government Regulation. Neither the Borrower nor any Subsidiary thereof is an "investment company" or a company "controlled" by an "investment company" (as each such term is defined or used in the Investment Company Act of 1940, as amended) and neither the Borrower nor any Subsidiary thereof is, or after giving effect to the Loan will be, subject to regulation under the Public Utility Holding Company Act of 1935 or the Interstate Commerce Act, each as amended, or any other Applicable Law which limits its ability to incur or consummate the transactions contemplated hereby.

     SECTION 4.12 Financial Statements.

     (a) The audited combined balance sheet of the Borrower and its Consolidated Subsidiaries as of May 29, 2005, and the related statements of income and retained earnings and cash flows for the Fiscal Year then ended, copies of which have been furnished to the Administrative Agent, the Issuing Bank and each of the Banks, fairly represent the assets, liabilities and financial position of the Borrower and its Consolidated Subsidiaries as at such date, and the results of the operations and changes of financial position for the period then ended. All such financial statements, including any related schedules and notes thereto, have been

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prepared in accordance  with GAAP. As of the date of such financial  statements, the Borrower and its Consolidated Subsidiaries have no indebtedness, obligation or other unusual forward or long-term commitment that is not fairly reflected in the foregoing financial statements or in the notes thereto.

     (b) Since May 29, 2005, there has been no event, act, condition or occurrence having a Material Adverse Effect.

     SECTION 4.13 Title to Properties. Each of the Borrower and its Material Subsidiaries has such marketable title to the real property owned by it as is necessary or desirable to the conduct of its business and valid and legal title to all of its personal property and assets, including, but not limited to, those assets reflected on the balance sheets of the Borrower and its Consolidated Subsidiaries included in the financial statements referred to in Section 4.12(a), except as disclosed in Form 10-K for the Borrower's Fiscal Year ended May 29, 2005, filed by the Borrower with the SEC, and such assets which have been disposed of by the Borrower or its Subsidiaries subsequent to such date in the ordinary course of business or as otherwise expressly permitted hereunder.

     SECTION 4.14 Debt and Liens. Schedule 4.14 is a complete and correct list of each item of Consolidated Total Debt of the Borrower and its Consolidated Subsidiaries in excess of $100,000 (setting forth with respect to each such item the amount and stated maturity of Consolidated Total Debt outstanding, the identity of the Person to whom such Consolidated Total Debt is owed and the date such Consolidated Total Debt was incurred) and each Lien securing any such Debt (setting forth with respect to each such Lien the property subject to such Lien) as of the Closing Date; provided that the aggregate amount of Consolidated Total Debt excluded from this sentence by virtue of being $100,000 or less shall not exceed $5,000,000. The Borrower and its Consolidated Subsidiaries have complied in all material respects with all of the terms of such Debt and Liens and all instruments and agreements relating thereto, and no default or event of default, or event or condition which with notice or lapse of time or both would constitute such a default or event of default on the part of the Borrower or its Consolidated Subsidiaries exists with respect to any such Debt or Lien. None of the properties and assets of the Borrower or any Subsidiary thereof is subject to any Lien, except Liens permitted pursuant to Section 5.13.

     SECTION 4.15 Litigation. Except for the matters described on Schedule 4.15 as of the Closing Date or disclosed in the Borrower's Annual Report on Form 10-K for the Fiscal Year ended May 29, 2005 or other reports filed after the Closing Date with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 and except for any other matter which could not be reasonably expected to have a Material Adverse Effect, there are no actions, suits or proceedings pending nor, to the best knowledge of the Borrower, threatened against or in any other way relating adversely to or affecting the Borrower or any Subsidiary thereof or any of their respective properties in any court or before any arbitrator of any kind or before or by any Governmental Authority.

     SECTION 4.16 Absence of Defaults. No event has occurred or is continuing which constitutes a Default, or which constitutes, or which with the passage of time or giving of notice or both would constitute, a default or event of default by the Borrower or any Subsidiary thereof under any judgment, decree or order involving an amount owed by the Borrower or a

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

Subsidiary in excess of $10,000,000 by which the Borrower or its Subsidiaries or any of their respective properties may be bound or which would require the Borrower or its Subsidiaries to make any payment thereunder prior to the scheduled maturity date therefor.

     SECTION  4.17  Accuracy  and  Completeness  of  Information.   All  written
information, reports and other papers and data produced by or on behalf of the Borrower or any Subsidiary thereof and furnished to the Administrative Agent, the Issuing Bank and each of the Banks (including without limitation a copy of Form 10-K for the Borrower's Fiscal Year ended May 29, 2005, filed by the Borrower with the SEC) were, at the time the same were so furnished, complete and correct in all material respects and, when taken as a whole, do not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading in the light of the circumstances in which they were made. The documents and other written information furnished or written statements made to the Administrative Agent, the Issuing Bank or any of the Banks by the Borrower or any Subsidiary thereof in connection with the negotiation, preparation or execution of this Agreement and the Loan Documents, when taken as a whole, do not contain or will not contain any untrue statement of a fact material to the business, operations, property or creditworthiness of the Borrower or its Subsidiaries or omit or will omit to state a fact necessary in order to make the statements contained therein not misleading in light of the circumstances in which they were made.

     SECTION 4.18 Insolvency. After giving effect to the execution and delivery of the Loan Documents and the making of the Loans under this Agreement, the Borrower will not be "insolvent," as defined in ss. 101 of Title 11 of the United States Code or Section 2 of the Uniform Fraudulent Transfer Act, or any other applicable state law pertaining to fraudulent transfers, as each may be amended from time to time, or be unable to pay its debts generally as such debts become due, or have an unreasonably small capital to engage in any business or transaction, whether current or contemplated.

     SECTION 4.19 Insurance. The Borrower will maintain, and will cause each of its Subsidiaries to maintain (either in the name of the Borrower or in such
Subsidiary's own name), with financially sound and reputable insurance companies, insurance on all its property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies of established repute engaged in the same or similar business.

                                   ARTICLE V
                                   COVENANTS

     The Borrower covenants and agrees that, so long as any Bank has any Commitment or any Bank or any Issuing Bank has any amount payable under this Agreement or any other Loan Document remains unpaid other than indemnification obligations which survive the termination of this Agreement or any other Loan
Document:

     SECTION 5.01 Financial Information and Notices. The Borrower will deliver to each of the Banks and the Issuing Bank:

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

     (a) Financial Statements.

          (i) As soon as practicable and in any event within sixty (60) days after the end of each Fiscal Quarter, an unaudited Consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the close of such Fiscal Quarter and unaudited Consolidated condensed statements of income, retained earnings and cash flows for the Fiscal Quarter then ended and that portion of the Fiscal Year then ended, including the condensed notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding Fiscal Year and prepared by the Borrower in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the period, and certified by the chief financial officer or treasurer of the Borrower to present fairly in all material respects the financial condition of the Borrower and its Consolidated Subsidiaries as of their respective dates and the results of operations of the Borrower and its Consolidated Subsidiaries for the respective periods then ended, subject to normal year end adjustments.

          (ii) As soon as practicable and in any event within ninety (90) days after the end of each Fiscal Year, an audited Consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the close of such Fiscal Year and audited Consolidated statements of income, retained earnings and cash flows for the Fiscal Year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding Fiscal Year and prepared in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the year, and accompanied by an opinion thereon from KPMG Peat Marwick or other nationally-recognized independent public accounting firm acceptable to the Administrative Agent that is not qualified with respect to scope limitations imposed by the Borrower or any of its Consolidated Subsidiaries or with respect to accounting principles followed by the Borrower or any of its Consolidated Subsidiaries not in accordance with GAAP.

          (iii) To the extent not delivered pursuant to clause (i) or (ii) of this Section 5.01(a), promptly but in any event within ten (10) Business Days after the filing thereof, a copy of (A) each report or other filing made by the Borrower or its Consolidated Subsidiaries with the SEC and required by the SEC to be delivered to the shareholders of the Borrower, and (B) each report made by the Borrower or any of its Consolidated Subsidiaries to the SEC on Form 8-K and each final registration statement of the Borrower or any of its Consolidated Subsidiaries filed with the SEC other than on Form S-8.

          (iv) Such other information regarding the operations, business affairs and financial condition of the Borrower or any of its Consolidated Subsidiaries as the Administrative Agent, the Issuing Bank or any Bank may reasonably request.

     (b) Officer's Compliance Certificate. At each time financial statements are delivered pursuant to clause (i) or (ii) of Section 5.01(a), a certificate of the chief financial officer or

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

treasurer of the Borrower in the form of Exhibit J attached hereto (an "Officer's Compliance Certificate"):

          (i) stating that such officer has reviewed such financial statements and such statements fairly present the financial condition of the Borrower and its Subsidiaries as of the dates indicated and the results of its operations and cash flows for the periods indicated;

          (ii) stating that to such officer's knowledge, based on a reasonable examination sufficient to enable him to make an informed statement, no Default, or, if such is not the case, specifying such Default and its nature, when it occurred, whether it is continuing and the steps being taken by the Borrower with respect to such Default;

          (iii) setting forth a list of the Material Subsidiaries and the percent of total revenues of the Borrower and its Subsidiaries and percent of total assets of the Borrower and its Subsidiaries which each such Material Subsidiary represents; and

          (iv) setting forth as at the end of such Fiscal Quarter or Fiscal Year, as the case may be, the calculations required to establish whether or not the Borrower was in compliance with the financial covenant set forth in
     Section 5.19 hereof as at the end of each respective period.

     (c) Notice of Litigation and Other Matters. Promptly (but in no event later than ten (10) days (unless otherwise specified herein) after an officer of the Borrower obtains knowledge thereof) telephonic and written notice of:

          (i) the commencement of all proceedings and investigations by or before any Governmental Authority and all actions and proceedings in any court or before any arbitrator against or involving the Borrower or any Subsidiary thereof or any of their respective properties, assets or businesses which in any such case could reasonably be expected to have a Material Adverse Effect;

          (ii) any notice of any violation received by the Borrower or any Subsidiary thereof from any Governmental Authority which could reasonably be expected to have a Material Adverse Effect including, without limitation, any notice of violation of Environmental Laws which in any such case could reasonably be expected to have a Material Adverse Effect;

          (iii) any labor controversy that has resulted in, or threatens to result in, a strike or other work action against the Borrower or any Subsidiary thereof which in any such case could reasonably be expected to have a Material Adverse Effect;

          (iv) any attachment, judgment, lien, levy or order in an amount or with respect to assets of the Borrower or any of its Subsidiaries exceeding $25,000,000 that may be rendered, assessed or threatened against the Borrower or any Subsidiary thereof;

          (v) any Default;

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

          (vi) any reportable event for which notice is required under ERISA and not otherwise waived by the PBGC or "prohibited transaction," as such term is defined in Section 406 of ERISA or Section 4975 of the Code, in connection with any Plan or any trust created thereunder which could reasonably be expected to result in liability of the Borrower or any member of the Controlled Group in an aggregate amount exceeding $25,000,000, along with a description of the nature thereof, what action the Borrower has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the IRS, the DOL or the PBGC with respect thereto; and

          (vii) any event  which makes any of the  representations  set forth in
     Article IV inaccurate in any manner which could reasonably be expected to have a Material Adverse Effect.

     (d) Notice of Change of Debt Rating. Promptly, but in no event later than five (5) Business Days after an officer of the Borrower obtains knowledge thereof, telephonic and written notice of any change in the Borrower's Debt Rating.

     (e) Accuracy of Information. All written information, reports, statements and other papers and data furnished by or on behalf of the Borrower to the Administrative Agent, the Issuing Bank or any of the Banks (other than financial forecasts) whether pursuant to this Section 5.01 or any other provision of this Agreement or any of the other Loan Documents, shall be, at the time the same is so furnished, complete and correct in all material respects to the extent necessary to give the Administrative Agent, the Issuing Bank and the Banks complete, true and accurate knowledge of the subject matter based on the Borrower's knowledge thereof.

     SECTION 5.02 Preservation of Corporate Existence and Related Matters. Except as permitted by Section 5.14, the Borrower shall, and shall cause each Subsidiary to, preserve and maintain its separate corporate existence and all rights, franchises, licenses and privileges necessary to the conduct of its business and qualify and remain qualified as a foreign corporation and authorized to do business in each jurisdiction in which it is required to be so qualified, except where the failure to be so qualified and authorized could not reasonably be expected to have a Material Adverse Effect.

     SECTION 5.03 Maintenance of Property. The Borrower will, and will cause each Material Subsidiary to, protect and preserve all properties useful in and material to its business, including copyrights, patents, trade names and trademarks; maintain in good working order and condition all buildings, equipment and other tangible real and personal property, ordinary wear and tear excepted; and from time to time make or cause to be made all renewals, replacements and additions to such property necessary for the conduct of its business, so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

     SECTION 5.04 Insurance. The Borrower will, and will cause each Subsidiary to, maintain insurance with financially sound and reputable insurance companies, or systems of self-insurance, against such risks and in such amounts as are customarily maintained by similar businesses and as may be required by Applicable Law, and deliver to the Administrative Agent, the Issuing Bank or any Bank upon its request a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby.

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


     SECTION 5.05 Accounting Methods and Financial Records. The Borrower will maintain a system of accounting, and keep such books, records and accounts (which shall be true and complete in all material respects) as may be required or as may be necessary to permit the preparation of financial statements in accordance with GAAP and in compliance with the regulations of any Governmental Authority having jurisdiction over it or any of its properties.

     SECTION 5.06 Payment and Performance of Obligations. The Borrower will, and will cause each Subsidiary to, pay and perform all obligations under this Agreement, the Notes and the other Loan Documents, and pay or perform (i) all taxes, assessments and other governmental charges that may be levied or assessed upon it or any of its property and (ii) all other indebtedness, obligations and liabilities in accordance with customary trade practices, if the failure to pay or perform as described in clause (i) or (ii) of this Section could reasonably be expected to have Material Adverse Effect; provided that the Borrower or such Subsidiary may contest any item described in clause (i) and (ii) of this Section 5.06, in good faith so long as adequate reserves are maintained with respect thereto in accordance with GAAP.

     SECTION 5.07 Compliance with Laws, Approvals and Agreements. The Borrower will, and will cause each Subsidiary to, observe and remain in compliance with all Applicable Laws; maintain in full force and effect all Governmental Approvals; and observe and remain in compliance with all agreements (including the Distribution Agreement and Tax Agreement as described in Form 10/A of the Borrower effective May 5, 1995, as filed with the SEC), except where the failure to be in compliance with Applicable Laws and such agreements or to maintain Governmental Approvals could not reasonably be expected to have a Material Adverse Effect.

     SECTION 5.08 Compliance with ERISA. In addition to and without limiting the generality of Section 5.07, the Borrower will, and will cause each Subsidiary to, (i) comply in all material respects with all applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Plans, (ii) not take any action or fail to take action the result of which could be a liability to the PBGC or to a Multiemployer Plan, and not participate in any prohibited transaction that could result in any civil penalty under ERISA or tax under the Code and (iii) furnish to the Administrative Agent, the Issuing Bank or any Bank upon request such additional information about any Plan or Multiemployer Plan as may be reasonably requested by the Administrative Agent, the Issuing Bank or such Bank.

     SECTION 5.09 Conduct of Business. The Borrower will, and will cause each Subsidiary to, engage only in businesses in substantially the same fields as the businesses conducted on the Closing Date and in lines of business reasonably related thereto.

     SECTION 5.10 Loans or Advances. Neither the Borrower nor any of its Consolidated Subsidiaries shall make loans or advances to any Person, except loans and advances the aggregate amount of which, when aggregated with the aggregate amount of Permitted Investments and Permitted Transfers made after the Closing Date, does not exceed the Test Amount, provided that after giving effect to the making of any loans and advances permitted by this Section, no Default shall have occurred and be continuing.

     SECTION 5.11 Investments. Neither the Borrower nor any of its Consolidated Subsidiaries shall make Investments in any Person except as permitted by Section
5.10 and

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

except Investments (i) made pursuant to the Investment Policy, (ii) constituting Permitted Acquisitions, or (iii) not otherwise permitted by clause (i) or (ii) of this Section the aggregate amount of which, when aggregated with the aggregate amount of Permitted Loans and Advances and Permitted Transfers made after the Closing Date, does not exceed the Test Amount; provided that after giving effect to the making of any Investments permitted by clauses (i) through
(iii) of this Section, no Default shall have occurred and be continuing.

     SECTION 5.12 Visits and Inspections. The Borrower will, and will cause each Subsidiary to, permit representatives of the Administrative Agent, the Issuing Bank or any Bank, from time to time during regular business hours and upon reasonable notice, to visit and inspect its properties; inspect, audit and make extracts from its books, records and files, including, but not limited to, management letters prepared by independent accountants; and discuss with its principal officers, and its independent accountants, its business, assets, liabilities, financial condition, results of operations and business prospects.

SECTION 5.13 Limitations on Liens. Neither the Borrower nor any of its Subsidiaries will create, incur, assume or suffer to exist, any Lien on or with respect to any of its assets or properties (including shares of capital stock), real or personal, whether now owned or hereafter acquired, except:

     (a) Existing Liens described on Schedule 4.14 and any subsequent extensions or renewals of such Liens if the principal amount of the indebtedness secured thereby is not increased and no additional property is made subject thereto;

     (b) Liens for taxes, assessments and other governmental charges or levies not yet due or as to which the period of grace, if any, related thereto has not expired or which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP;

     (c) the claims of materialmen, mechanics, carriers, warehousemen, processors or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, (A) which are not overdue for a period of more than sixty (60) days, (B) which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP or (C) which have been bonded for the full amount thereof;

     (d) Liens consisting of deposits or pledges made in the ordinary course of business (A) in connection with or to secure a payment of, obligations under workers' compensation, unemployment insurance or similar legislation or (B) to secure the performance of letters of credit, bids, tenders, sales contracts, leases, statutory obligations, surety, appeal and performance bonds and other similar obligations, in each case not incurred in connection with the borrowing of money or the payment of the deferred purchase price of property;

     (e) Liens constituting encumbrances in the nature of zoning restrictions, easements and rights or restrictions of record on the use of real property, which in the aggregate are not substantial in amount and which do not, in any case, detract from the value of such property or impair the use thereof in the ordinary conduct of business;

     (f) Liens granted to or in favor of the Administrative Agent for the benefit of the Banks and/or the Issuing Bank;

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


     (g) purchase money Liens and Liens securing Capital Leases; provided that the Lien attaches only to the asset being purchased or leased and does not exceed 100% of the purchase price or fair market value of such asset;

     (h) attachment, judgment and similar Liens arising in connection with court proceedings other than any such Lien which would create an Event of Default under Section 6.01(i);

     (i) Liens on assets of Persons which become Subsidiaries after the date of this Agreement; provided that such Liens existed at the time the respective Persons became Subsidiaries and were not created in anticipation thereof;

     (j) any interest or title of a lessor under any lease;

     (k) licenses, leases or subleases granted to other Persons not interfering in any material respect with the business of the Borrower or any of its Material Subsidiaries;

     (l) Liens arising solely by virtue of any statutory or common law provision relating to bankers' liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided that (A) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the Borrower or any of its Subsidiaries in excess of those set forth by regulations promulgated by the Federal Reserve Board and (B) such deposit account is not intended by the Borrower or any of its Subsidiaries to provide collateral to the depository institution; and

     (m) other Liens on assets or other properties of the Borrower and its Subsidiaries; provided that the sum of the aggregate Consolidated Total Debt secured by such other Liens (exclusive of Consolidated Total Debt secured by Liens permitted by clauses (a) through (j) of this Section 5.13) shall not exceed an amount equal 10% of Consolidated Tangible Net Worth at any time.

     SECTION 5.14 Limitations on Mergers, Liquidations and Sales of Assets. Neither the Borrower nor any of its Subsidiaries will merge, consolidate or enter into any similar combination with any other Person; liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution); or sell its assets in one or more series of transactions except:

     (a) the Borrower and its Subsidiaries may sell assets if the aggregate amount of assets sold after the Closing Date, when aggregated with the aggregate amount of Permitted Investments and Permitted Loans and Advances made after the Closing Date, does not exceed the Test Amount;

     (b) any Subsidiary may merge with any other Subsidiary or with the Borrower (if the Borrower is the entity surviving such merger);

     (c) the Borrower may merge with any Person as long as the Borrower is the surviving Person and no Default shall have occurred before and after giving effect to such merger;

     (d) the Borrower and its Material Subsidiaries may effect sales, leases, transfers or other dispositions of equipment and inventory of the Borrower and its Material Subsidiaries in the ordinary course of business;

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     (e)  the  investments,   acquisitions  and  transfers  or  dispositions  of
properties permitted pursuant to Sections 5.10 and  5.11;

     (f) the sale or issuance of any Material Subsidiary's capital stock to the Borrower or any Material Subsidiary; and

     (g) any Subsidiary may sell or transfer all or a substantial portion of its assets to the Borrower or any other Subsidiary.

     SECTION 5.15 Certain Accounting Changes. The Borrower will not make any material change in its accounting treatment and reporting practices except as required by or as otherwise consistent with GAAP.

     SECTION 5.16 Change in Fiscal Year. The Borrower will not change its Fiscal Year without the consent of the Required Banks, which consent shall not be unreasonably withheld.

     SECTION 5.17 Restrictive Agreements. Neither the Borrower nor any of its Subsidiaries will enter into any agreement which causes or permits to exist or become effective any encumbrance or restriction on the ability of any Subsidiary to (i) pay dividends or make any other distributions on its capital stock to the Borrower or any Subsidiary, (ii) pay any indebtedness or other obligation owed to the Borrower or any Subsidiary, (iii) make any loans or advances to the Borrower or any Subsidiary or (iv) transfer any of its properties or assets to the Borrower or any Subsidiary.

     SECTION 5.18 Acquisitions. Neither the Borrower nor any of its Subsidiaries shall make any Acquisitions, provided that Permitted Acquisitions may be made if, after giving effect thereto, no Default would be caused thereby (giving effect thereto on a pro forma basis as to financial covenants).

     SECTION  5.19  Ratio  of  Consolidated  Total  Debt to  Consolidated  Total
Capitalization. The ratio of Consolidated Total Debt to Consolidated Total Capitalization shall at all times be less than 0.65 to 1.00.

     SECTION 5.20 Limitation on Priority Debt. The Borrower shall not permit the outstanding principal amount of Priority Debt to exceed, in the aggregate, more than 10% of Consolidated Tangible Net Worth at any time.

                                   ARTICLE VI
                                    DEFAULTS

     SECTION 6.01 Events of Default. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

     (a) the Borrower shall fail to pay when due any principal of, or any interest on, any Loan or shall fail to pay within three (3) Business Days of the date when due any fee or other amount payable hereunder; or

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

     (b) the Borrower shall fail to observe or perform any covenant contained in
Section 5.01(c)(v), 5.01(d), 5.02, 5.05, or 5.10 to 5.20, inclusive; or

     (c) the Borrower shall fail to observe or perform any covenant or agreement contained or incorporated by reference in this Agreement (other than those covered by clause (a) or (b) above) and such failure shall not have been cured within thirty (30) days after the earlier of (i) the first day on which the Borrower has knowledge of such failure or (ii) written notice thereof has been given to the Borrower by the Administrative Agent at the request of any Bank or the Issuing Bank; or

     (d) any representation, warranty, certification or statement made or deemed made by the Borrower in Article IV of this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect or misleading in any material respect when made (or deemed made); or

     (e) the Borrower or any Subsidiary shall (i) default in the payment of any item or items of Consolidated Total Debt outstanding of the Borrower or any Subsidiary (other than the Notes) the aggregate outstanding amount of which is in excess of $25,000,000 beyond the period of grace, if any, provided in the instrument or agreement under which such Debt was created or (ii) default in the observance or performance of any other agreement or condition relating to any item or items of Consolidated Total Debt outstanding of the Borrower or any Subsidiary (other than the Notes) the aggregate outstanding amount of which is in excess of $25,000,000 or contained in any instrument or agreement evidencing, securing or relating thereto or any other event shall occur or condition exist, which results in the acceleration of the maturity of Consolidated Total Debt outstanding of the Borrower or any Subsidiary or the mandatory prepayment or purchase of such Debt by the Borrower (or its designee) or such Subsidiary (or its designee) prior to the scheduled maturity thereof, or enables (or, with the giving of notice or lapse of time or both, would enable) the holders of such Debt or any Person acting on such holders' behalf to accelerate the maturity thereof or require the mandatory prepayment or purchase thereof prior to the scheduled maturity thereof, without regard to whether such holders or other Person shall have exercised or waived their right to do so; or

     (f) the Borrower or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally, or shall admit in writing its inability, to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

     (g) an involuntary case or other proceeding shall be commenced against the Borrower or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) days; or an order for relief shall be entered

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against the Borrower or any Subsidiary under the federal  bankruptcy laws as now or hereafter in effect; or

     (h) the Borrower or any member of the Controlled Group shall fail to pay when due any material amount which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans shall be filed under Title IV of ERISA by the Borrower, any member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within thirty (30) days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated; or the Borrower or any other member of the Controlled Group shall enter into, contribute or be obligated to contribute to, terminate or incur any withdrawal liability with respect to, a Multiemployer Plan; or

     (i) one or more judgments or orders for the payment of money in an aggregate amount in excess of $25,000,000 shall be rendered against the Borrower or any Subsidiary and such judgment or order shall continue unsatisfied and unstayed for a period of thirty (30) days; or

     (j) a federal tax lien shall be filed against the Borrower or any Subsidiary under Section 6323 of the Code or a lien of the PBGC shall be filed against the Borrower or any Subsidiary under Section 4068 of ERISA and in either case such lien shall remain undischarged for a period of twenty-five (25) days after the date of filing and the aggregate amount or amounts secured by any such lien or liens shall exceed $1,000,000; or

     (k) (i) any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of twenty percent (20%) or more of the outstanding shares of the voting stock of the Borrower; or (ii) as of any date a majority of the Board of Directors of the Borrower consists of individuals who were not either (A) directors of the Borrower as of the corresponding date of the previous year, (B) selected or nominated to become directors by the Board of Directors of the Borrower of which a majority consisted of individuals described in clause (A), or (C) selected or nominated to become directors by the Board of Directors of the Borrower of which a majority consisted of individuals described in clause (A) and individuals described in clause (B);

then, and in every such event, the Administrative Agent shall (i) if requested by the Required Banks, by written notice to the Borrower terminate the Commitments and they shall thereupon terminate, (ii) if requested by the Required Banks, by written notice to the Borrower require the Borrower to immediately provide Cash Collateral or Backup Letters of Credit in an amount to equal the then Outstanding Amount of the Letter of Credit Obligations and (iii) if requested by the Required Banks, by written notice to the Borrower declare the Notes (together with accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents to be, and the Notes (together will all accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, together with interest at the Default Rate accruing on the

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principal  amount  thereof  from and  after the date of such  Event of  Default;
provided that if any Event of Default specified in clause (f) or (g) above occurs with respect to the Borrower, without any notice to the Borrower or any other act by the Administrative Agent, the Issuing Bank or the Banks, the Commitments shall thereupon automatically terminate and the Notes (together with accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents shall automatically and without notice become immediately due and payable without presentment, together with interest thereon at the Default Rate accruing on the principal amount thereof from and after the date of such Event of Default, demand, protest or other notice of any kind, all of which
are  hereby  waived  by  the  Borrower.   Notwithstanding  the  foregoing,   the
Administrative Agent shall have available to it all other remedies at law or equity.

                                  ARTICLE VII
                            THE ADMINISTRATIVE AGENT

     SECTION 7.01 Appointment, Powers and Immunities. The Issuing Bank and each Bank hereby irrevocably appoints and authorizes the Administrative Agent to act as its Administrative Agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the Administrative Agent by the terms hereof and thereof, together with such other powers as are reasonably incidental thereto. The Administrative Agent: (a) shall have no duties or responsibilities except as expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee for the Issuing Bank or any Bank; (b) makes no warranty or representation to the Issuing Bank or any Bank and shall not be responsible to the Issuing Bank or the Banks for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or in any certificate or other document referred to or provided for in, or received by any Bank under, this Agreement or any other Loan Document, or for the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by the Borrower to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by the Required Banks, and then only on terms and conditions satisfactory to the Administrative Agent, and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Loan Document or any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct. The Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The provisions of this Article VII are solely for the benefit of the Administrative Agent, the Issuing Bank and the Banks, and the Borrower shall not have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement and under the other Loan Documents, the Administrative Agent shall act solely as agent of the Issuing Bank and the Banks and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Borrower regardless of whether a Default has occurred and is continuing. The duties of the Administrative Agent shall be ministerial and administrative in nature, and the Administrative Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of the Issuing Bank or any Bank.

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

     SECTION 7.02 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any certification, notice or other communication (including any thereof by telephone, telefax, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants or other experts selected by the Administrative Agent. As to any matters not expressly provided for by this Agreement or any other Loan Document, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and thereunder in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks in any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

     SECTION 7.03 Defaults. The Administrative Agent shall not be deemed to have knowledge of the occurrence of a Default (other than the non-payment of principal of or interest on the Loans) unless the Administrative Agent has received notice from the Issuing Bank, a Bank or the Borrower specifying such Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Issuing Bank and the Banks. The Administrative Agent shall (subject to Section 9.05) take such action with respect to such Default as shall be directed by the Required Banks, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Issuing Bank and the Banks.

     SECTION 7.04 Rights of Administrative Agent and its Affiliates as a Bank. With respect to its Commitment and the Loans and any Letter of Credit made or issued by it and any of its Affiliates, Wachovia (and any successor acting as Administrative Agent hereunder) in its capacity as a Bank and the Issuing Bank hereunder, and any Affiliate of Wachovia in its capacity as a Bank and the Issuing Bank hereunder, shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as the Administrative Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include Wachovia in its individual capacity and any Affiliate of the Administrative Agent in its individual capacity. Wachovia (and any successor acting as Administrative Agent hereunder) and any Affiliate thereof may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Borrower (and any of the Borrower's Affiliates) as if it were not acting as the Administrative Agent and the Issuing Bank, and Wachovia and any Affiliate thereof may accept fees and other consideration from the Borrower or any Subsidiary or Affiliate thereof for services in connection with this Agreement or any other Loan Document or otherwise without having to account for the same to the Banks.

     SECTION 7.05 Indemnification. Each Bank severally agrees to indemnify the Administrative Agent, to the extent the Administrative Agent shall not have been reimbursed by the Borrower, ratably in accordance with its Commitment, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, counsel fees and disbursements) or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any other Loan Document or any other documents

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contemplated   by  or  referred  to  herein  or  therein  or  the   transactions
contemplated hereby or thereby (excluding, unless a Default has occurred and is continuing, the normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or any such other documents; provided, however, that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Administrative Agent. If any indemnity furnished to the Administrative Agent for any purpose shall, in the opinion of the Administrative Agent, be insufficient or become impaired, the Administrative Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

     SECTION 7.06 CONSEQUENTIAL DAMAGES. THE ADMINISTRATIVE AGENT SHALL NOT BE RESPONSIBLE OR LIABLE TO ANY BANK, THE ISSUING BANK, THE BORROWER OR ANY OTHER PERSON OR ENTITY FOR ANY PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

     SECTION 7.07 Payee of Note Treated as Owner. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Administrative Agent and the provisions of
Section 9.07(c) have been satisfied. Any requests, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of that Note or of any Note or Notes issued in exchange therefor or replacement thereof.

     SECTION 7.08 Non-Reliance on Administrative Agent and Other Banks. The Issuing Bank and each Bank agrees that it has, independently and without reliance on the Administrative Agent, the Issuing Bank or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and decision to enter into this Agreement and that it will, independently and without reliance upon the Administrative
Agent, the Issuing Bank or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. The Administrative Agent shall not be required to keep itself (or the Issuing Bank or any Bank) informed as to the performance or observance by the Borrower of this Agreement or any of the other Loan Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of the Borrower or any other Person. Except for notices, reports and other documents and information expressly required to be furnished to the Issuing Bank and/or the Banks by the Administrative Agent hereunder or under the other Loan Documents, the Administrative Agent shall not have any duty or responsibility to provide the Issuing Bank or any Bank with any credit or other information concerning the affairs, financial condition or business of the Borrower or any other Person (or any of their Affiliates) which may come into the possession of the Administrative Agent.

     SECTION 7.09 Failure to Act.  Except for action  expressly  required of the
Administrative   Agent  hereunder  or  under  the  other  Loan  Documents,   the
Administrative  Agent

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shall in all cases be fully  justified  in failing or refusing to act  hereunder and thereunder unless it shall receive further assurances to its satisfaction by the Banks of their indemnification obligations under Section 7.05 against any and all liability and expense which may be incurred by the Administrative Agent by reason of taking, continuing to take, or failing to take any such action.

     SECTION 7.10 Resignation of Administrative Agent. The Administrative Agent may resign at any time by giving notice thereof to the Issuing Bank, the Banks and the Borrower; provided that any such resignation by the Administrative Agent shall also constitute its resignation of Wachovia as the Issuing Bank. Upon any such resignation, the Required Banks shall have the right to appoint a successor Administrative Agent with the consent of the Borrower (unless a Default has occurred and is then existing, in which case the consent of the Borrower shall not be required), which consent shall not be unreasonably withheld or delayed. If no successor Administrative Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent's resignation, such resignation shall nonetheless become effective and (i) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder (except that in the case of any collateral security held by the Administrative Agent on behalf of the Banks or the Issuing Bank under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (ii) the Required Banks shall perform the duties of the Administrative Agent (and all payments and communications provided to be made by, to or through the Administrative Agent shall instead be made by or to each Bank directly) until such time as the Required Banks appoint a successor agent as provided for above in this paragraph. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring (or retired) Administrative Agent shall be discharged from its duties and obligations hereunder if not already discharged therefrom as provided above in this paragraph. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent hereunder.

     SECTION 7.11 Other Agents. The Borrower, the Issuing Bank and each other Bank hereby acknowledge that any Bank designated as an "Agent" on the signature pages hereof (other than the Administrative Agent) shall not have any obligations, duties or liabilities hereunder other than in its capacity as a Bank or Issuing Bank as applicable.

                                  ARTICLE VIII
                      CHANGE IN CIRCUMSTANCES; COMPENSATION

     SECTION 8.01 Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period:

     (a) the Administrative Agent determines that deposits in any Applicable Currency (in the applicable amounts) are not being offered in the relevant market for such Interest Period, or

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     (b) the  Required  Banks  advise the  Administrative  Agent that the London
Interbank Offered Rate as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Banks of funding Eurocurrency Loans for such Interest Period,

the Administrative Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Banks to make Eurocurrency Loans specified in such notice, or to permit continuations of or conversions into Eurocurrency Loans, shall be suspended. Unless the Borrower notifies the Administrative Agent at least two
(2) Business Days before the date of any Borrowing of Eurocurrency Loans for which a Notice of Borrowing has previously been given, or continuation or conversion into such Eurocurrency Loans for which a Notice of Continuation or Conversion has previously been given, that it elects not to borrow or so continue or convert on such date, such Borrowing shall instead be made as or continue to be a Base Rate Borrowing denominated in the Applicable Currency, or such Eurocurrency Loan shall be converted to a Base Rate Loan denominated in the Applicable Currency.

     SECTION 8.02 Illegality. If, after the date hereof, the adoption of any Applicable Law, or any change in any existing or future Applicable Law, or any change in the interpretation or administration thereof by any Governmental Authority, in each case having general application to financial institutions of the same classification as an affected Bank or Issuing Bank (any such event being referred to as a "Change of Law"), or compliance by any Bank or the Issuing Bank (or such Bank's or Issuing Bank's Lending Office) with any request or directive (whether or not having the force of law) of any Governmental Authority shall make it unlawful or impossible for any Bank or the Issuing Bank (or such Bank's or Issuing Bank's Lending Office) to make, maintain or fund its Eurocurrency Loans or Letters of Credit in any Applicable Currency or purchase or sell or take deposits of any Applicable Currency in the applicable interbank market, and such Bank or Issuing Bank shall so notify the Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other Banks, the Issuing Bank and the Borrower, whereupon until such Bank or the Issuing Bank notifies the Borrower and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank or Issuing Bank to make Letters of Credit or to make or permit continuations of or conversions into Eurocurrency Loans in such Applicable Currency shall be suspended. Before giving any notice to the Administrative Agent pursuant to this
Section 8.02, such Issuing Bank or Bank shall designate a different Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Issuing Bank or Bank, be otherwise disadvantageous to such Issuing Bank or Bank. If such Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding Eurocurrency Loans to maturity and shall so specify in such notice, the Borrower shall immediately prepay in full the then outstanding principal amount of each Eurocurrency Loan of such Bank, together with accrued interest thereon and any amount due such Bank pursuant to Section 8.05(a). Concurrently with prepaying each such Eurocurrency Loan, the Borrower shall borrow a Base Rate Loan in an equal principal amount from such Bank (on which interest and principal shall be payable contemporaneously with the related Eurocurrency Loans of the other Banks), and such Bank shall make such a Base Rate Loan.

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     SECTION 8.03 Increased Cost and Reduced Return.

     (a) If after the date hereof, a Change of Law or compliance by the Issuing Bank or any Bank (or the Issuing Bank's or any Bank's Lending Office) with any request or directive (whether or not having the force of law) of any Authority:

          (i) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve
     System,  but  excluding,   with  respect  to  any  Letter  of  Credit,  any
     Eurocurrency Loan, any such requirement included in an applicable Eurocurrency Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, the Issuing Bank or any Bank (or the Issuing Bank's or any Bank's Lending Office); or

          (ii) shall impose on the Issuing Bank or any Bank (or the Issuing Bank's or any Bank's Lending Office) or the London interbank market any other condition affecting its Eurocurrency Loans, its Notes or its obligation to make Eurocurrency Loans, any Letter of Credit or its participation therein;

and the result of any of the foregoing is to increase the cost to such Issuing Bank or Bank (or such Issuing Bank's or Bank's Lending Office) of making or maintaining any Loan or Letter of Credit, or to reduce the amount of any sum received or receivable by such Bank (or its Lending Office) under this Agreement or under its Notes with respect thereto, by an amount deemed by such Issuing Bank or Bank to be material, then, within fifteen (15) days after written demand by such Issuing Bank or Bank (with a copy to the Administrative Agent) specifying in reasonable detail such Issuing Bank's or Bank's calculations as to the amount owed to such Issuing Bank or Bank, the Borrower shall pay to such Issuing Bank or Bank such additional amount or amounts as will compensate such Issuing Bank or Bank for such increased cost or reduction, provided that the Borrower shall not be obligated to pay such amount which is attributable to any period of time occurring more than one hundred eighty (180) days prior to the date of receipt by the Borrower of such demand.

     (b) If any Issuing Bank or Bank shall have determined that after the date hereof the adoption of any Applicable Law regarding capital adequacy, or any change in any existing or future Applicable Law, or any change in the interpretation or administration thereof, or compliance by the Issuing Bank or any Bank (or the Issuing Bank's or any Bank's Lending Office or the bank holding company of which such Issuing Bank or Bank is a subsidiary) with any request or directive regarding capital adequacy (whether or not having the force of law) of any Governmental Authority, has or would have the effect of reducing the rate of return on such Issuing Bank or Bank's (or such bank holding company's) capital as a consequence of its obligations hereunder to a level below that which such Issuing Bank or Bank (or such bank holding company) could have achieved but for such adoption, change or compliance (taking into consideration such Issuing Bank or Bank's (or such bank holding company's) policies with respect to capital adequacy) by an amount deemed by such Issuing Bank or Bank to be material, then from time to time, within fifteen (15) days after written demand by such Issuing Bank or Bank specifying in reasonable detail such Issuing Bank or Bank's calculations as to the amount owed to such Issuing Bank or Bank, the Borrower shall pay to such Issuing Bank or Bank such additional amount or amounts as will compensate such Issuing Bank or Bank for such reduction,

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provided  that the Borrower  shall not be obligated to pay any such amount which is  attributable  to any period of time  occurring  more than one hundred  eight
(180) days prior to the date of receipt by the Borrower of such demand.

     (c) The Issuing Bank and each Bank will promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Issuing Bank or Bank to compensation pursuant to this Section 8.03 and will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Issuing Bank or Bank, be otherwise disadvantageous to such Issuing Bank or Bank. A certificate of the Issuing Bank or any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Issuing Bank or Bank may use any reasonable averaging and attribution methods.

     (d) The provisions of this Section 8.03 shall be applicable with respect to any Participant, Assignee or other Transferee, and any calculations required by such provisions shall be made based upon the circumstances of such Participant, Assignee or other Transferee.

     SECTION 8.04 Base Rate Loans Substituted for Affected Eurocurrency Loans. If (i) the obligation of any Bank to make or maintain Eurocurrency Loans has been suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03, and the Borrower shall, by at least five (5) Business Days' prior notice to such Bank through the Administrative Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer apply:

     (a) all Loans which would otherwise be made by such Bank as, or permitted to be continued as or converted into, Eurocurrency Loans shall instead be made as, continue to be or converted into Base Rate Loans (in all cases interest and principal on such Loans shall be payable contemporaneously with the related Eurocurrency Loans of the other Banks), and

     (b) after each of its Eurocurrency Loans has been repaid, all payments of principal which would otherwise be applied to repay such Eurocurrency Loans shall be applied to repay its Base Rate Loans instead.

In the event that the Borrower shall elect that the provisions of this Section shall apply to any Bank, the Borrower shall remain liable for, and shall pay to such Bank as provided herein, all amounts due such Bank under Section 8.03 in respect of the period preceding the date of conversion of such Bank's Loans resulting from the Borrower's election.

     SECTION 8.05 Compensation. Upon the request of any Bank, delivered to the Borrower and the Administrative Agent, the Borrower shall pay to such Bank such amount or amounts as shall compensate such Bank for any loss, cost or expense (including any foreign exchange loss) incurred by such Bank as a result of:

     (a) any payment or  prepayment  (pursuant to Section  2.10,  Section  2.11,
Section 8.02 or otherwise) of a Eurocurrency Loan on a date other than the last day of an Interest Period for such Eurocurrency Loan;

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     (b) any failure by the Borrower to prepay a  Eurocurrency  Loan on the date for such prepayment specified in the relevant notice of prepayment hereunder;

     (c) any failure by the Borrower to borrow a Eurocurrency Loan on the date for the Eurocurrency Borrowing of which such Eurocurrency Loan is a part specified in the applicable Notice of Borrowing delivered pursuant to Section 2.02; or

     (d) any failure by the Borrower to make payment of any Loan denominated in an Alternative Currency on its scheduled due date or any payment thereof in a different currency;

such compensation to include, without limitation, an amount equal to the excess, if any, of (x) the amount of interest which would have accrued on the amount so paid or prepaid or not prepaid or borrowed for the period from the date of such payment, prepayment or failure to prepay or borrow to the last day of the then current Interest Period for such Eurocurrency Loan (or, in the case of a failure to prepay or borrow, the Interest Period for such Eurocurrency Loan which would have commenced on the date of such failure to prepay or borrow) at the applicable rate of interest for such Eurocurrency Loan provided for herein over
(y) the amount of interest (as reasonably determined by such Bank) such Bank would have paid on deposits in Dollars of comparable amounts having terms comparable to such period placed with it by leading banks in the London interbank market.

     SECTION 8.06 Replacement of Banks. If any Bank (a "Notice Bank") makes demand for amounts owed under Section 8.03 (other than due to any change in the Eurocurrency Reserve Percentage), or gives notice under Section 8.02 that it can no longer participate in Eurocurrency Loans, then in each case the Borrower shall have the right, if no Default or Event of Default exists, and subject to the terms and conditions set forth in Section 9.07(c), to designate an assignee (a "Replacement Bank") to purchase the Notice Bank's share of outstanding Loans and all other obligations hereunder and to assume the Notice Bank's obligations to the Borrower under this Agreement; provided, that, any Replacement Bank must be reasonably acceptable to the Administrative Agent and the Required Banks (and, in any event, may not be an Affiliate of the Borrower). Subject to the foregoing, the Notice Bank agrees to assign without recourse to the Replacement Bank its share of outstanding Loans and its Commitment, and to delegate to the Replacement Bank its obligations to the Borrower under this Agreement and its future obligations to the Administrative Agent under this Agreement. Upon such sale and delegation by the Notice Bank and the purchase and assumption by the Replacement Bank, and compliance with the provisions of Section 9.07(c), the Notice Bank shall cease to be a "Bank" hereunder and the Replacement Bank shall become a "Bank" under this Agreement; provided, however, that any Notice Bank shall continue to be entitled to the indemnification provisions contained elsewhere herein.

                                   ARTICLE IX
                                  MISCELLANEOUS

     SECTION 9.01 Notices.

     (a) All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission or similar writing) and shall be given to such party at its address or facsimile number, as follows

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          (i) If to the  Borrower,  to it at 6100 Lake Ellenor  Drive,  Orlando,
     Florida 32809, Attention: William R. White, III, Senior Vice President and Treasurer, Facsimile number: (407) 245-6677, Telephone number: (407) 245-5142, with a copy to 5900 Lake Ellenor Drive, Orlando, Florida 32809,
     Attention: Paula J. Shives, Senior Vice President and General Counsel, Facsimile number: (407) 245-5052, Telephone number: (407) 245-6566;

          (ii) If to the Administrative Agent, (i) any Notice of Borrowing or Notice of Continuation or Conversion shall be sent to it at Wachovia Bank, National Association, One Wachovia Center, 301 South College Street, Charlotte, North Carolina 28288-0680, Attention: Syndication Agency Services, Facsimile number: (704) 383-0288, (ii) any other notice, request or other communication shall be sent to it at Wachovia Capital Markets, LLC, 301 South College Street, 6th Floor, NC 0760, Charlotte, North Carolina 28288, Attention: Louis K. Beasley, III, Credit Products - Private Portfolio Management, Facsimile number: (704) 383-6647, and (iii) any payment to be made in an Alternative Currency shall be sent to it at Wachovia Bank, National Association, 3 Bishopsgate, London, England, EC2N-0000;

          (iii) If to the Issuing Bank, to it at Wachovia Bank, National Association, 301 South College Street, 6th Floor, NC 0760, Charlotte, North Carolina 28288, Attention: Louis K. Beasley, III, Credit Products - Private Portfolio Management, Facsimile number: (704) 383-6647, Telephone number:
     (704) 374-3070; and

          (iv) If to a Bank, to such Bank at its address (or facsimile number) set forth in its Administrative Questionnaire as completed and actually delivered by such Bank to the Administrative Agent;

or such other address or facsimile number as such party may hereafter specify for the purpose by notice to each other party. Each such notice, request or other communication shall be effective (A) if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section and the facsimile machine used by the sender provides a written confirmation that such facsimile has been so transmitted or receipt of such facsimile transmission is otherwise confirmed, (B) if given by mail, seventy-two (72) hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, and (C) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Administrative Agent under Article II or Article VIII shall not be effective until received.

     (b) Electronic Communications. Notices and other communications to the Banks and the Issuing Bank hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Bank or the Issuing Bank pursuant to Article II if such Bank or the Issuing Bank, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. Each Bank that is a party to this Agreement as of the Closing Date acknowledges and agrees that it is capable of receiving notices under Article II by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other
communications  to  it  hereunder  by  electronic   communications  pursuant

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to procedures  approved by it,  provided that approval of such procedures may be limited to particular notices or communications.

     Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender's receipt of an acknowledgement from the intended recipient (such as by the "return receipt requested" function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

     SECTION 9.02 No Waivers. No failure or delay by the Administrative Agent, the Issuing Bank or any Bank in exercising any right, power or privilege hereunder or under any Note or other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     SECTION 9.03 Expenses; Documentary Taxes; Indemnification.

     (a) The Borrower shall pay (i) all out-of-pocket expenses of the Administrative Agent, including fees and disbursements of special counsel for the Administrative Agent, in connection with the preparation of this Agreement and the other Loan Documents, any waiver or consent hereunder or thereunder or any amendment hereof or thereof or any Default or alleged Default hereunder or thereunder and (ii) if a Default occurs, all out-of-pocket expenses incurred by the Administrative Agent, the Issuing Bank or any Bank, including fees and disbursements of counsel, in connection with such Default and collection and other enforcement proceedings resulting therefrom, including out-of-pocket expenses incurred in enforcing this Agreement and the other Loan Documents.

     (b) The Borrower shall indemnify the Administrative Agent, the Issuing Bank and each Bank against any transfer taxes, documentary taxes, assessments or charges made by any Authority by reason of the execution and delivery of this Agreement or the other Loan Documents.

     (c) The Borrower shall indemnify the Administrative Agent, the Issuing Bank, the Banks and each Affiliate thereof and their respective directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims or damages to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from any transaction contemplated by this Agreement or any other Loan Document or any actual or proposed use by the Borrower of the proceeds of any extension of credit by the Issuing Bank or any Bank hereunder or breach by the Borrower of this Agreement or any other Loan Document or from any investigation, litigation (including, without limitation, any actions taken by the Administrative Agent, the Issuing Bank or any of the Banks to enforce this Agreement or any of the other Loan Documents) or other proceeding (including, without

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limitation,   any  threatened  investigation  or  proceeding)  relating  to  the foregoing, and the Borrower shall reimburse the Administrative Agent, the Issuing Bank and each Bank, and each Affiliate thereof and their respective directors, officers, employees and agents, upon demand for any expenses (including, without limitation, legal fees) incurred in connection with any such investigation or proceeding; but excluding any such losses, liabilities, claims, damages or expenses which are determined by a final, non-appealable judgment of a court to have been incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified. In the case of any investigation, litigation or other proceeding to which the indemnity in this Section 9.03 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Borrower or any Subsidiary or Affiliate thereof, or any of their respective directors, shareholders, or creditors or an Indemnified Party, or any other Person or any Indemnified Party is otherwise a party thereto and whether or not any transaction contemplated by this Agreement or any other Loan Document is consummated. A Person seeking to be indemnified under this Section 9.03 shall notify the Borrower of any event arising out of any legal action or proceeding requiring indemnification within thirty (30) days following such Person's receipt of notice of commencement of such legal action or proceeding and the Borrower shall be given the opportunity to participate (at its own cost and expense) in the defense of, and any settlement negotiations entered into in connection with, any such legal action or proceeding. Without in any way limiting Section 7.06, the Borrower agrees, on its own behalf and on behalf of each of its Subsidiaries and Affiliates, not to assert any claim against the Administrative Agent, the Issuing Bank, any Bank, any of their respective Affiliates, or any of their respective directors, officers, employees, attorneys, agents and advisors, on any theory of liability, for special, indirect, consequential or punitive damages arising out of otherwise relating to this Agreement or any of the other Loan Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of any of the Loans or the Letters of Credit.

     SECTION 9.04 Setoffs; Sharing of Set-Offs.

     (a) The Borrower hereby grants to the Administrative Agent, the Issuing Bank and each Bank a lien for all indebtedness and obligations owing to them from the Borrower upon all deposits or deposit accounts, of any kind, or any interest in any deposits or deposit accounts thereof, now or hereafter pledged, mortgaged, transferred or assigned to the Administrative Agent, the Issuing Bank or any such Bank or otherwise in the possession or control of the Administrative Agent, the Issuing Bank or any such Bank for any purpose for the account or benefit of the Borrower and including any balance of any deposit account or of any credit of the Borrower with the Administrative Agent, the Issuing Bank or any such Bank, whether now existing or hereafter established, authorizing the Administrative Agent, the Issuing Bank and each Bank at any time or times with or without prior notice to apply such balances or any part thereof to such of the indebtedness and obligations owing by the Borrower to such Bank, the Issuing Bank and/or the Administrative Agent then past due and in such amounts as they may elect, and whether or not the collateral, if any, or the responsibility of other Persons primarily, secondarily or otherwise liable may be deemed adequate. The Administrative Agent, the Issuing Bank or any such Bank, as applicable, shall promptly notify Borrower of such application; provided, however, that failure to give such notice shall not affect the validity or legality of such application. For the purposes of this paragraph, all remittances and property shall be deemed to be in the possession of the Administrative Agent, the Issuing Bank or any such Bank as soon as the same may be put in transit to it by mail or carrier or by other bailee.

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     (b) Each Bank agrees that if it shall,  by exercising  any right of set-off or counterclaim or resort to collateral security or otherwise, receive payment of a proportion of the aggregate amount of principal and interest owing with respect to the Notes held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of all principal and interest owing with respect to the Notes held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Banks owing to such other Banks, and/or such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Banks owing to such other Banks shall be shared by the Banks pro rata; provided that (i) nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under the Notes, and (ii) if all or any portion of such payment received by the purchasing Bank is thereafter recovered from such purchasing Bank, such purchase from each other Bank shall be rescinded and such other Bank shall repay to the purchasing Bank the purchase price of such participation to the extent of such recovery together with an amount equal to such other Bank's ratable share (according to the proportion of (x) the amount of such other Bank's required repayment to (y) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Borrower agrees, to the fullest extent it may effectively do so under Applicable Law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

     (c) Prior to the occurrence of a Default, the Administrative Agent shall apply all payments and prepayments in respect of the obligations of the Borrower under this Agreement or any other Loan Document in such order as shall be specified by the Borrower. After the occurrence of a Default, the Administrative Agent shall, unless otherwise specified at the direction of the Required Banks which direction shall be consistent with the last two sentences of this paragraph (c), apply all payments and prepayments in respect of any obligations of the Borrower under this Agreement or any other Loan Document and all proceeds of collateral, if any, in the following order:

          (i) first, to pay interest on and then principal of any portion of the Loans which the Administrative Agent may have advanced on behalf of any Bank for which the Administrative Agent has not then been reimbursed by such Bank or the Borrower;

          (ii)  second,  to pay  obligations  of the  Borrower in respect of any
     fees,   expenses,   reimbursements   or   indemnities   then   due  to  the
     Administrative Agent;

          (iii) third, to pay obligations of the Borrower in respect of any fees, expenses, reimbursements or indemnities then due to the Banks or the Issuing Bank;

          (iv) fourth, to pay interest due in respect of Loans and Reimbursement Obligations;

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          (v)  fifth,   to  the  ratable  payment  or  prepayment  of  principal
     outstanding on Loans and Reimbursement Obligations in such order as the Administrative Agent may determine in its sole discretion;

          (vi)  sixth,  to provide  Cash  Collateral,  if  required  pursuant to
     Section 6.01; and

          (vii) seventh, to the ratable payment of all other obligations of the Borrower.

     Unless otherwise designated (which designation shall only be applicable prior to the occurrence of a Default) by the Borrower, all principal payments in respect of Loans shall be applied first, to repay outstanding Base Rate Loans, and then to repay outstanding Eurocurrency Loans with those Loans which have earlier expiring Interest Periods being repaid prior to those which have later expiring Interest Periods. The order of priority set forth in clauses (i) and
(ii) of this paragraph (c) and the related provisions of this Agreement are set forth solely to determine the rights and priorities of the Administrative Agent. The order of priority set forth in clauses (iii) through (vii) of this paragraph
(c) may at any time and from time to time be changed by the Required Banks without necessity of notice to or consent of or approval by the Borrower, or any other Person; provided that the order of payments in respect of fees payable to the Issuing Bank may be changed only with the prior written consent of the Issuing Bank. The order of priority set forth in clauses (i) through (ii) of this paragraph (c) may be changed only with the prior written consent of the Administrative Agent.

     SECTION 9.05 Amendments and Waivers. Any provision of this Agreement, the Notes or any other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of the Administrative Agent are affected thereby, by the Administrative Agent and, if the rights or duties of the Issuing Bank are affected thereby, by the Issuing Bank); provided that no such amendment or waiver shall, unless signed by each Bank directly affected thereby, (i)
increase the Commitment of any Bank or subject any Bank to any additional obligation, (ii) reduce the principal of or reduce the rate of interest on any Loan, Reimbursement Obligation or any fees hereunder (other than fees payable to the Administrative Agent), (iii) extend the date fixed for any payment of principal of or interest on any Loan, Reimbursement Obligation or any fees hereunder, (iv) reduce the amount of principal, interest or fees due on any date fixed for the payment thereof, (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the percentage of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement, (vi) change the manner of application of any payments made under this Agreement or the Notes,
(vii) release or substitute  all or any  substantial  part of the collateral (if any) held as  security  for the Loans or the  Letter of Credit  Obligations,  or
(viii) release any guaranty given to support payment of the Loans or the Letter of Credit Obligations or (ix) change Section 9.07(c) without the consent of each Bank that has assigned all or a portion of its Commitment, Loans or participation in any Letter of Credit to one or more Approved Funds.

     SECTION 9.06 Independence of Covenants. All covenants under this Agreement and the other Loan Documents shall be given independent effect so that if a particular action or condition is not permitted by any such covenant, the fact that it would be permitted by an exception to, or would be otherwise allowed by, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists.

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     SECTION 9.07 Successors and Assigns.

     (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent, the Issuing Bank and each Bank and no Bank may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of paragraph (c) of this Section,
(ii) by way of participation in accordance with the provisions of paragraph (b) of this Section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (f) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (b) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Banks) any legal or equitable right, remedy or claim under or by reason of this Agreement.

     (b) Any Bank may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person or the Borrower or any of the Borrower's Affiliates or Subsidiaries) (each, a "Participant") in all or a portion of such Bank's rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Bank's obligations under this Agreement shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the Banks, Issuing Bank shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement.

Any agreement or instrument pursuant to which a Bank sells such a participation shall provide that such Bank shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Bank will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the proviso to Section 9.05 that affects such Participant. Subject to paragraph (e) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Article VIII to the same extent as if it were a Bank and had acquired its interest by assignment pursuant to paragraph (c) of this Section.

A Participant shall not be entitled to receive any greater payment under Article VIII than the applicable Bank would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Bank if it were a Bank shall not be entitled to the benefits of Section 2.13(c) unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Sections 2.13(d) and 2.13(e) as though it were a Bank.

     (c) Upon written notice to the Borrower delivered at least one (1) Business Day prior to the proposed date of assignment, any Bank may at any time assign to one or more assignees

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all or a portion of its rights and obligations  under this Agreement  (including all or a portion of its Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:

          (i) in the case of an assignment of the entire remaining amount of the assigning Bank's Commitment and the Loans at the time owing to it or in the case of an assignment to a Bank, an Affiliate of a Bank or an Approved Fund, no minimum amount need be assigned; and

          (ii) in any case not described in paragraph (c)(i) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Bank subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if "Trade Date" is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $5,000,000, unless each of the Administrative Agent and, so long as no Default has occurred and is continuing, the Borrower otherwise consent (each such consent not to be unreasonably withheld or delayed).

          (iii) Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Bank's rights and obligations under this Agreement with respect to the Loan or the Commitment assigned, except that this clause (ii) shall not apply to rights in respect of Money Market Loans.

          (iv) No consent shall be required for any assignment except to the extent required by paragraph (c)(ii) of this Section and, in addition:

               (A) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Bank, an Affiliate of a Bank or an Approved Fund;

               (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (i) a Commitment if such assignment is to a Person that is not a Bank with a Commitment in respect of such facility, an Affiliate of such Bank or an Approved Fund with respect to such Bank or (ii) the Loans (if no Commitments exist) to a Person who is not a Bank, an Affiliate of a Bank or an Approved Fund; and

               (C) the consent of the Issuing Bank (such consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding).

          (v) The parties to each  assignment  shall  execute and deliver to the
     Administrative  Agent  an  Assignment  and  Assumption,   together  with  a
     processing  and

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

     recordation fee of $3,500 for each assignment, and the assignee, if it is not a Bank, shall deliver to the Administrative Agent an Administrative Questionnaire.

          (vi) No such assignment shall be made to the Borrower or any of the Borrower's Affiliates or Subsidiaries.

          (vii) No such assignment may be made to any of the Borrower's competitors or any of their respective Affiliates.

          (viii) No such assignment shall be made to a natural person.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to paragraph (g) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Bank under this Agreement, and the assigning Bank thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Bank's rights and obligations under this Agreement, such Bank shall cease to be a party hereto) but shall continue to be entitled to the benefits of
Article VIII and Section 9.03 with respect to facts and circumstances occurring prior to the effective date of such assignment. Any assignment or transfer by a Bank of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Bank of a participation in such rights and obligations in accordance with paragraph (d) of this Section.

     (d) Subject to the provisions of Section 9.08, the Borrower authorizes each Bank to disclose to any Participant, Assignee or other transferee (each a "Transferee") and any prospective Transferee any and all financial and other information in such Bank's possession concerning the Borrower which has been delivered to such Bank by the Borrower pursuant to this Agreement or which has been delivered to such Bank by the Borrower in connection with such Bank's credit evaluation prior to entering into this Agreement.

     (e) No  Transferee  shall be entitled to receive any greater  payment under
Section 8.03 than the transferor Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.02 or Section 8.03 requiring such Bank to designate a different Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

     (f) Any Bank may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Bank, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Bank from any of its obligations hereunder or substitute any such pledgee or assignee for such Bank as a party hereto.

     (g) The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices in Charlotte, North Carolina a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and

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addresses of the Banks,  and the  Commitments  of, and principal  amounts of the
Loans owing to, each Bank pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Banks may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Bank hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Bank, at any reasonable time and from time to time upon reasonable prior notice.

     SECTION 9.08 Confidentiality. The Issuing Bank and each Bank agrees to exercise its best efforts to keep any information delivered or made available by the Borrower to it which is clearly indicated to be confidential information, confidential from anyone other than persons employed or retained by such Issuing Bank or Bank who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; provided, however, that nothing herein shall prevent the Issuing Bank or any Bank from disclosing such information (i) to the Issuing Bank (as applicable) or any other Bank or to an Affiliate of such Issuing Bank or Bank, (ii) upon the order of any court or administrative agency,
(iii) upon the request or demand of any regulatory agency or authority having jurisdiction over such Issuing Bank or Bank, (iv) which has been publicly disclosed, (v) to the extent reasonably required in connection with any litigation to which the Administrative Agent, the Issuing Bank, any Bank or their respective Affiliates may be a party, (vi) to the extent reasonably required in connection with the exercise of any remedy hereunder, or under any Hedging Agreement to which the Issuing Bank, any Bank or their respective Affiliates may be a party or the credit support therefor (vii) to such Issuing Bank's or Bank's legal counsel and independent auditors and (viii) to any actual or proposed Participant, Assignee or other Transferee of all or part of its rights hereunder which has agreed in writing to be bound by the provisions of this Section 9.08; provided that should disclosure of any such confidential information be required by virtue of clause (ii) or (v) of this sentence, to the extent permitted by Applicable Law, the relevant Issuing Bank or any relevant Bank shall promptly notify the Borrower of the same and shall reasonably cooperate in any effort of the Borrower to maintain the confidentiality of such confidential information, including to allow the Borrower to seek a protective order or to take any appropriate action; provided, further, that neither the Issuing Bank nor any Bank shall be required to delay compliance with any directive to disclose any such information so as to allow Borrower to effect any such action. The Issuing Bank and each Bank acknowledges that it is aware that United States securities laws prohibit any person who has material, nonpublic information concerning the Borrower from purchasing or selling securities of the Borrower or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. The Issuing Bank and each Bank agrees that the provisions of this paragraph constitute a confidentiality agreement within the meaning of Rule 100(b)(2)(ii) of Regulation FD.

     SECTION 9.09 Representation by Banks. Each Bank hereby represents that it is a commercial lender or financial institution which makes loans in the ordinary course of its business and that it will make its Loans hereunder for its own account in the ordinary course of such business; provided, however, that, subject to Section 9.07, the disposition of the Note or Notes held by that Bank shall at all times be within its exclusive control.

     SECTION 9.10 Obligations Several. The obligations of the Issuing Bank and each Bank hereunder are several, and neither the Issuing Bank nor any Bank shall be responsible for

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the  obligations or commitment of the Issuing Bank or any other Bank  hereunder.
Nothing contained in this Agreement and no action taken by the Issuing Bank or Banks pursuant hereto shall be deemed to constitute the Issuing Bank or any of the Banks to be a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to the Issuing Bank and each Bank shall be a separate and independent debt, and the Issuing Bank and each Bank shall be entitled to protect and enforce its rights arising out of this Agreement or any other Loan Document and it shall not be necessary for the Issuing Bank or any other Bank to be joined as an additional party in any proceeding for such purpose.

     SECTION 9.11 Survival of Certain Obligations. Sections 2.16(j), 8.03(a), 8.03(b), 8.05 and 9.03, and the obligations of the Borrower thereunder, shall survive, and shall continue to be enforceable notwithstanding, the termination of this Agreement and the Commitments and the payment in full of the principal of and interest on all Loans and Reimbursement Obligations.

     SECTION 9.12 Governing Law. THIS AGREEMENT AND THE NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF OTHER THAN
SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

     SECTION 9.13 Severability. In case any one or more of the provisions contained in this Agreement, the Notes or any of the other Loan Documents should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby and shall be enforced to the greatest extent permitted by law.

     SECTION 9.14 Interest. In no event shall the amount of interest, and all charges, amounts or fees contracted for, charged or collected pursuant to this Agreement, the Notes or the other Loan Documents and deemed to be interest under applicable law (collectively, "Interest") exceed the highest rate of interest allowed by applicable law (the "Maximum Rate"), and in the event any such payment is inadvertently received by any Bank, then the excess sum (the "Excess") shall be credited as a payment of principal, unless the Borrower shall notify such Bank in writing that it elects to have the Excess returned forthwith. It is the express intent hereof that the Borrower not pay and the Banks not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under applicable law. The right to accelerate maturity of any of the Loans does not include the right to accelerate any interest that has not otherwise accrued on the date of such acceleration, and the Administrative Agent and the Banks do not intend to collect any unearned interest in the event of any such acceleration. All monies paid to the Administrative Agent, the Issuing Bank or the Banks hereunder or under any of the Notes or the other Loan Documents, whether at maturity or by prepayment, shall be subject to rebate of unearned interest as and to the extent required by applicable law. By the execution of this Agreement, the Borrower covenants, to the fullest extent permitted by law, that (i) the credit or return of any Excess shall constitute the acceptance by the Borrower of such Excess, and (ii) the Borrower shall not seek or pursue any other remedy, legal or equitable, against the Administrative Agent, the Issuing Bank or any Bank, based in whole or in part upon contracting for charging or receiving any Interest in excess of the Maximum Rate. For the purpose of determining whether or not any Excess has been contracted

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for,  charged or received by the  Administrative  Agent, the Issuing Bank or any
Bank, all interest at any time contracted for, charged or received from the Borrower in connection with this Agreement, the Notes or any of the other Loan Documents shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of the Commitments. The Borrower, the Administrative Agent, the Issuing Bank and each
Bank  shall,  to  the  maximum  extent   permitted  under  applicable  law,  (i)
characterize any non-principal payment as an expense, fee or premium rather than as Interest and (ii) exclude voluntary prepayments and the effects thereof. The provisions of this Section shall be deemed to be incorporated into each Note and each of the other Loan Documents (whether or not any provision of this Section
9.14 is referred to therein). All such Loan Documents and communications relating to any Interest owed by the Borrower and all figures set forth therein shall, for the sole purpose of computing the extent of obligations hereunder and under the Notes and the other Loan Documents be automatically recomputed by the Borrower, and by any court considering the same, to give effect to the adjustments or credits required by this Section 9.14.

     SECTION 9.15 Interpretation. No provision of this Agreement or any of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

     SECTION 9.16 Jurisdiction, Etc.; Waiver of Jury Trial.

     (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, the Notes or the other Loan Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement, the Notes or the other Loan Documents to which it is a party in the courts of any jurisdiction.

     (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, the Notes or the other Loan Documents to which it is a party in any New York State or federal court. Each of the parties hereto irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (c) Each of the Borrower, the Administrative Agent, the Issuing Bank and the Banks hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement, the Notes or the other Loan Documents to which it is a party or the actions of the Administrative

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Agent,  the  Issuing  Bank  or  any  Bank  in the  negotiation,  administration, performance or enforcement thereof.

     SECTION 9.17 Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 9.18 Source of Funds - ERISA. Each of the Banks hereby severally (and not jointly) represents to the Borrower that no part of the funds to be used by such Bank to fund the Loans hereunder from time to time constitutes (i) assets allocated to any separate account maintained by such Bank in which any employee benefit plan (or its related trust) has any interest nor (ii) any other assets of any employee benefit plan. As used in this Section, the terms
"employee benefit plan" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

     SECTION 9.19 Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of the Borrower in respect of any such sum due from them to the Administrative Agent, the Issuing Bank or the Banks hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the "Agreement Currency"), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent, the Issuing Bank and/or the Banks from the Borrower in the Agreement Currency, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent, the Banks or such other Person to whom such obligation was owing against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent, the Issuing Bank and/or the Banks in such currency, the Administrative Agent, the Issuing Bank and the Banks agree to return the amount of any excess to the Borrower (or to any other Person who may be entitled thereto under applicable Law).

     SECTION 9.20 FIN 46. For purposes of determining compliance with the financial covenants in this Agreement, the application of Financial Accounting Standards Board Interpretation No. 46 shall be disregarded with respect to financial consolidation of any entity that is not a Subsidiary of the Borrower.

     SECTION 9.21 USA Patriot Act. Each of the Administrative Agent, the Issuing Bank and any Bank that is subject to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56) (signed into law October 26, 2001)) (the "Act") hereby notifies the Borrower that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Bank to identify the Borrower in accordance with the Act.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.

                                            BORROWER:

                                            DARDEN RESTAURANTS, INC.



                                            By: /s/ William R. White, III
                                               ------------------------------
                                            Name: William R. White, III
                                            Title: Senior Vice President and
                                                   Treasurer

                                           ADMINISTRATIVE AGENT:


                                           WACHOVIA BANK, NATIONAL ASSOCIATION,
                                           as Administrative Agent and as a Bank



                                           By: /s/Louis K. Beasley, III
                                              ------------------------------
                                           Name: Louis K. Beasley, III
                                           Title: Director

                                            ISSUING BANK:


                                            WACHOVIA BANK, NATIONAL ASSOCIATION,
                                            as Issuing Bank



                                            By: /s/ Louis K. Beasley, III
                                               --------------------------------
                                            Name: Louis K. Beasley, III
                                            Title: Director

                                            BANKS:

                                            BANK OF AMERICA, N.A., as a
                                            Syndication Agent and as a Bank



                                            By: /s/ Cristin M. O'Hara
                                               ------------------------------
                                            Name: Cristin M. O'Hara
                                            Title: Director

                                           SUNTRUST BANK, as a Syndication Agent
                                           and as a Bank



                                           By: /s/ Michael Lapresi
                                              -------------------------------
                                           Name: Michael Lapresi
                                           Title: Managing Director

                                         WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                         as a Documentation Agent and as a Bank



                                         By: /s/ Kevin Combs
                                            ----------------------------------
                                         Name: Kevin Combs
                                         Title: Vice-President



                                         By: /s/ Horace S. Jennings
                                            ----------------------------------
                                         Name: Horace S. Jennings
                                         Title: Vice-President

                                            COMERICA BANK, as a Bank



                                            By: /s/ Gerald R. Finney, Jr.
                                               --------------------------------
                                            Name: Gerald R. Finney, Jr.
                                            Title: Vice President

                                            FIFTH THIRD BANK, as a Bank



                                            By: /s/ Christopher C. Motley
                                               --------------------------------
                                            Name: Christopher C. Motley
                                            Title: Vice President

                                            U.S. BANK NATIONAL ASSOCIATION,
                                            as a Bank



                                            By: /s/ Patrick H. McGraw
                                               --------------------------------
                                            Name: Patrick H. McGraw
                                            Title: Assistant Vice President

                                  SCHEDULE 1.01

                                   Commitments

................................................................................
             Bank                                               Commitment
................................................................................
Wachovia Bank                                                  $115,000,000.00
................................................................................
SunTrust Bank                                                  $ 75,000,000.00
................................................................................
Bank of America                                                $100,000,000.00
................................................................................
Comerica Bank                                                  $ 45,000,000.00
................................................................................
Fifth Third Bank                                               $ 45,000,000.00
................................................................................
Wells Fargo Bank                                               $ 75,000,000.00
................................................................................
US Bank                                                        $ 45,000,000.00
................................................................................
                      TOTAL COMMITMENT:                        $500,000,000.00
................................................................................

                                  SCHEDULE 4.02

                              Material Subsidiaries

                             Shares Authorized                   Shares issued
                           Common         Preferred             and outstanding
                          ----------      ----------            ----------------
Borrower:
Darden Restaurants, Inc.  500,000,000     25,000,000(1)         154,403,570 (2)
                         No par value     No par value

Material Subsidiary:
GMRI, Inc. (3)                  50,000               0               23,970 (4)
                       $1.00 par value
---------

(1) Of which 2,000,000 shares have been designated as Series A Participating Cumulative Preferred Stock.
(2) As of July 1, 2005, excluding 117,030,318 shares held in the Company's treasury.
(3) Incorporated in Florida March 27, 1968. As of May 29, 2005, represented 83.58% of Borrower's total revenues and 76.91% of Borrower's total assets.
(4)  As of Closing Date. All shares held by Darden Restaurants, Inc.

Outstanding options, warrants or rights to purchase capital stock:
         A. Darden Restaurants, Inc. -
            1. Employee stock options. As of May 29, 2005, the Borrower had options outstanding to purchase 20,579,002 shares of Borrower's common stock held by directors, officers and employees, of which options to purchase 11,879,660 shares were exercisable at a weighted average exercise price of $13.28 per share. Further information concerning stock options outstanding under the Borrower's stock plans can be found in Note 16 to the Borrower's financial statements found in the Form 10-K filed with the SEC on July 29, 2005. As described in that footnote, at May 29, 2005, the Borrower also had 436,870 stock units outstanding that were granted at a value equal to the market price of Borrower's common stock at the grant date and will be settled in cash at the end of their vesting periods at the then market price of Borrower's common stock. Such stock units are not, however, actually convertible into or exchangeable for stock.
           2. Shareholder Rights Agreement. The Borrower has a Shareholder Rights Agreement, pursuant to which each share of common stock has associated with it one right to purchase one-thousandth of a share of our Series A Participating Cumulative Preferred Stock at a purchase price of $120, subject to adjustment. The rights are exercisable when, and not transferable apart from our common stock until, a person or group has acquired 15 percent or more, or makes a tender offer for 15 percent or more, of Borrower's common stock. The Shareholder Rights Agreement is described in greater detail in Note 11 to the financial statements contained in the Borrower's Form 10-K filed with the SEC on July 29, 2005.
     B. GMRI, Inc. - None.

                                  SCHEDULE 4.08

                              Environmental Matters



                                      None.

                                  SCHEDULE 4.09

                                ERISA Disclosure.



The Borrower currently maintains the Darden Retirement Income Plan which in 1997 was converted to become a cash balance plan. That plan was submitted in a timely manner to the Internal Revenue Service for a favorable determination letter. To date, no final determination letter has been received because the IRS is holding all cash balance plan conversions pending legal clarification as to the status of these plans. The Borrower also is in the process of updating and republishing its Summary Plan Descriptions and Summary Annual Reports with respect to its ERISA covered plans.

                                  SCHEDULE 4.14


Darden Restaurants, Inc.
Consolidated Total Debt Calculation
As of August 16, 2005
(In thousands)

a)       Interest Bearing Debt
         8.375% senior notes due 2005                     $150,000
         6.375% notes due 2006                             150,000
         5.75% medium-term notes due 2007                  150,000
         7.45% medium-term notes due 2011                   75,000
         7.125% debentures due 2016                        100,000
         4.875% senior notes due 2010                      150,000
         6% senior notes due 2035                          150,000
         ESOP loan, variable rate due December 2018         25,023
         Short term commercial paper                            -
         Other, fixed rate debt                                 -

                  Subtotal                                           $950,023

b)       Deferred Purchase Price Obligations                               -
c)       Consolidated Capitalized Lease Obligations                        -
d)       Liens                                                          2,825(1)
e)       Banker's Acceptances                                              -
f)       Consolidated Operating Lease Obligations           73,306 (2)
              Capitalization Factor                           6.25
                                                          ------------
                  Product                                             458,164
g)       Net Obligations on Hedging Agreements                             -
h)       Guarantees and Contingent Liabilities                          1,768(3)

                  Total                                            $1,412,781
                                                                   -----------
     Notes:
(1)  See Attachment 1 (updated as of July 29, 2005).
(2) For four fiscal quarters immediately preceding closing date and annual rent of subleased property not included in the total rent and lease expense or in the contingent liability total.
(3)  See Attachment 2 (updated quarterly, as of May 29, 2005).

                          Attachment 1 to Schedule 4.14

                                      Liens
                               As of July 29, 2005


Restaurant        Location                                Date
Concept/ #        Name            Lienor                  Filed         Amount

Liens over $100,000:

OG1649    Myrtle Beach, SC     Caymus Construction       6/24/04       $ 144,545

OG1648    W. Hartford, CT      MSB Landscaping           7/19/05         478,308
                               d/b/a Site Tech.

OG1648    W. Hartford, CT      Tilcon                     7/8/05         104,723
                               Connecticut, Inc.

OG1631    San Antonio, TX      K-D Construction          6/14/05         114,369

S52-4503  Altamonte            Randy Birchmier            2/1/05         432,809
          Springs, FL

SB7595    Chesterfield, MO     Miller Construction        5/2/05         103,573

RL332     Coral Springs, FL    First Capital Corp.       8/25/03         289,557

All liens less than $100,000:                                          1,157,075
                                                                       ---------

Total:                                                                 2,824,959

                                  Attachment 2
                                       To
                                  Schedule 4.14
                            Darden Restaurants, Inc.
                      Guarantees and Contingent Liabilities
                               As of May 29, 2005
                                                                        Total
Concept/Property       Status              Contingent Liability        Liability
-----------------    -----------------    ----------------------      ----------
Casa Gallardo #25    Lease assigned to    Rent increases 4%/year       $279,832
Daytona Beach, Fl    El Torito            through 4/08

China Coast#6025     Lease assigned to    Annual rent years 1-5 is      405,566
Indianapolis, IN     Landry's Seafood     $80,000; 6-10 is $92,000
                                          11-15 is 105,800 through
                                          3/09

Darryls#1871         Property was sold    $11,000/year through 5/09      44,000
Birmingham, AL       & lease assigned to
                     New Orleans Cafe

Olive Garden#1308    Land lease assigned  Annual rent changed in        791,920
Tustin, CA           to Hof's Hut Rest.   Assignment of Lease;
                                          Year 5 $79,200;
                                          6-10 $91,800;
                                          11-15 $106,290;
                                          16-20 $122,954

Red Lobster#242      Land lease assigned  $30,000/year through           55,000
Nashville, TN        to llied Partners.   3/30/07

Red Lobster#429      Building lease       $153,249/year through         191,561
Pittsburgh, PA       assigned to Atria's  8/26/06
                     Robinson Township
                                                                        --------

Total:                                                               $1,767,880
                                                                     ===========

                                  SCHEDULE 4.15

                              Litigation Disclosure



                                      NONE.

                                    EXHIBIT A

                                   DOLLAR NOTE

$                                                      Charlotte, North Carolina
 -------------                                                   August 16, 2005

     For value received, DARDEN RESTAURANTS, INC., a Florida corporation (the "Borrower"), promises to pay to the order of _____________________________ (the "Bank"), for the account of its Lending Office, the principal sum of
________________     ______________________________     and    No/100    Dollars
($____________), or such lesser amount as shall equal the unpaid principal amount of each Syndicated Loan denominated in Dollars made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Dollar Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank, National Association, 301 South College Street, Charlotte, North Carolina, or such other address as may be specified from time to time pursuant to the Credit Agreement.

     All Syndicated Loans denominated in Dollars made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make, or any error of the Bank in making, any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

     This Dollar Note is one of the Syndicated Notes referred to in the Credit Agreement dated as of August 16, 2005 among the Borrower, the banks listed on the signature pages thereof and their successors and assigns, and Wachovia Bank, National Association, as Administrative Agent and Issuing Bank (as the same may be amended or modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment and the repayment hereof and the acceleration of the maturity hereof.

     The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

     The Borrower agrees, in the event that this Dollar Note or any portion hereof is collected by law or through an attorney at law, to pay all reasonable costs of collection, including, without limitation, reasonable attorneys' fees.

     IN WITNESS WHEREOF, the Borrower has caused this Dollar Note to be duly executed under seal, by its duly authorized officer as of the day and year first above written.

                            DARDEN RESTAURANTS, INC.

                           By:
                               -----------------------
                         Print:
                               -----------------------
                         Title:
                               -----------------------

        SYNDICATED LOANS DENOMINATED IN DOLLARS AND PAYMENTS OF PRINCIPAL


......... ........ ........... ........... ........... ............ .............
                                           Amount of
         Type of    Interest   Amount of   Principal    Maturity     Notation
  Date    Loan*       Rate      Loan        Repaid        Date       Made By
 ------  -------   ---------  ----------  -----------  ----------   -----------

......... ........ ........... ........... ........... ............ .............

......... ........ ........... ........... ........... ............ .............

......... ........ ........... ........... ........... ............ .............

......... ........ ........... ........... ........... ............ .............

......... ........ ........... ........... ........... ............ .............

......... ........ ........... ........... ........... ............ .............

......... ........ ........... ........... ........... ............ .............

......... ........ ........... ........... ........... ............ .............

......... ........ ........... ........... ........... ............ .............

......... ........ ........... ........... ........... ............ .............

......... ........ ........... ........... ........... ............ .............

......... ........ ........... ........... ........... ............ .............

......... ........ ........... ........... ........... ............ .............

......... ........ ........... ........... ........... ............ .............

......... ........ ........... ........... ........... ............ .............

......... ........ ........... ........... ........... ............ .............

......... ........ ........... ........... ........... ............ .............

......... ........ ........... ........... ........... ............ .............


-------------------
1  ie.e., a Base Rate or Eurocurrency Loan.

                                    EXHIBIT B

                            ALTERNATIVE CURRENCY NOTE

                                                       Charlotte, North Carolina
                                                                 August 16, 2005

     For value received, DARDEN RESTAURANTS, INC., a Florida corporation (the "Borrower"), promises to pay to the order of _____________________________ (the "Bank"), for the account of its Lending Office, the outstanding principal amount of each Syndicated Loan denominated in an Alternative Currency made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Alternative Currency Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank, National Association, 301 South College Street, Charlotte, North Carolina, or such other address as may be specified from time to time pursuant to the Credit Agreement.

     All Syndicated Loans denominated in an Alternative Currency made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make, or any error of the Bank in making, any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

     This Alternative Currency Note is one of the Syndicated Notes referred to in the Credit Agreement dated as of August 16, 2005 among the Borrower, the banks listed on the signature pages thereof and their successors and assigns, and Wachovia Bank, National Association, as Administrative Agent and Issuing Bank (as the same may be amended or modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment and the repayment hereof and the acceleration of the maturity hereof.

     The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

     The Borrower agrees, in the event that this Syndicated Note or any portion hereof is collected by law or through an attorney at law, to pay all reasonable costs of collection, including, without limitation, reasonable attorneys' fees.

     IN WITNESS WHEREOF, the Borrower has caused this Alternative Currency Note to be duly executed under seal, by its duly authorized officer as of the day and year first above written.

                            DARDEN RESTAURANTS, INC.

                           By:
                               -----------------------
                         Print:
                               -----------------------
                         Title:
                               -----------------------

SYNDICATED LOANS DENOMINATED IN ALTERNATIVE CURRENCIES AND PAYMENTS OF PRINCIPAL


......... ........... ........... ........... ........... ............ ..........
                                              Amount of
         Alternative  Interest   Amount of    Principal    Maturity    Notation
 Date     Currency     Rate      Loan           Repaid      Date       Made By
 ----    ----------   ---------  ----------  -----------  ----------   ---------

......... ........... ........... ........... ........... ............ ..........

......... ........... ........... ........... ........... ............ ..........

......... ........... ........... ........... ........... ............ ..........

......... ........... ........... ........... ........... ............ ..........

......... ........... ........... ........... ........... ............ ..........

......... ........... ........... ........... ........... ............ ..........

......... ........... ........... ........... ........... ............ ..........

......... ........... ........... ........... ........... ............ ..........

......... ........... ........... ........... ........... ............ ..........

......... ........... ........... ........... ........... ............ ..........

......... ........... ........... ........... ........... ............ ..........

......... ........... ........... ........... ........... ............ ..........

......... ........... ........... ........... ........... ............ ..........

......... ........... ........... ........... ........... ............ ..........

......... ........... ........... ........... ........... ............ ..........

......... ........... ........... ........... ........... ............ ..........

......... ........... ........... ........... ........... ............ ..........

......... ........... ........... ........... ........... ............ ..........

                                    EXHIBIT C


                            MONEY MARKET DOLLAR NOTE

$                                                      Charlotte, North Carolina
 ---------------                                                 August 16, 2005

     For value received, DARDEN RESTAURANTS, INC., a Florida corporation (the "Borrower"), promises to pay to the order of _____________________________ (the "Bank"), for the account of its Lending Office, the principal sum of ________________________ DOLLARS ($_________________), or such lesser amount as shall equal the unpaid principal amount of each Money Market Loan denominated in Dollars made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Money Market Dollar Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank, National Association, 301 South College Street, Charlotte, North Carolina, or such other address as may be specified from time to time pursuant to the Credit Agreement.

     All Money Market Loans denominated in Dollars made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make, or any error of the Bank in making, any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

     This Money Market Dollar Note is one of the Money Market Notes referred to in the Credit Agreement dated as of August 16, 2005 among the Borrower, the banks listed on the signature pages thereof and their successors and assigns, and Wachovia Bank, National Association, as Administrative Agent and Issuing Bank (as the same may be amended or modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment and the repayment hereof and the acceleration of the maturity hereof.

     The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

     The Borrower agrees, in the event that this Money Market Note or any portion hereof is collected by law or through an attorney at law, to pay all reasonable costs of collection, including, without limitation, reasonable attorneys' fees.

     IN WITNESS WHEREOF, the Borrower has caused this Money Market Dollar Note to be duly executed under seal, by its duly authorized officer as of the day and year first above written.

                            DARDEN RESTAURANTS, INC.


                            By:
                               ------------------------------------------------

                            Title:
                                  ---------------------------------------------

       MONEY MARKET LOANS DENOMINATED IN DOLLARS AND PAYMENTS OF PRINCIPAL


......... ........... ........... ............. ........... .............
                                    Amount of
          Interest    Amount of     Principal    Maturity    Notation
 Date       Rate         Loan        Repaid       Date        Made By
 ----    ----------   ---------- -------------  -----------  ----------

......... ........... ........... ............. ........... ............

......... ........... ........... ............. ........... ............

......... ........... ........... ............. ........... ............

......... ........... ........... ............. ........... ............

......... ........... ........... ............. ........... ............

......... ........... ........... ............. ........... ............

......... ........... ........... ............. ........... ............

......... ........... ........... ............. ........... ............

......... ........... ........... ............. ........... ............

......... ........... ........... ............. ........... ............

......... ........... ........... ............. ........... ............

......... ........... ........... ............. ........... ............

......... ........... ........... ............. ........... ............

......... ........... ........... ............. ........... ............

......... ........... ........... ............. ........... ............

......... ........... ........... ............. ........... ............

......... ........... ........... ............. ........... ............

......... ........... ........... ............. ........... ............

                                    EXHIBIT D


                     MONEY MARKET ALTERNATIVE CURRENCY NOTE

                                                       Charlotte, North Carolina
                                                                 August 16, 2005

     For value received, DARDEN RESTAURANTS, INC., a Florida corporation (the "Borrower"), promises to pay to the order of _____________________________ (the "Bank"), for the account of its Lending Office, the principal sum each Money Market Loan denominated in an Alternative Currency made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Money Market Alternative
Currency Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank, National Association, 301 South College Street, Charlotte, North Carolina, or such other address as may be specified from time to time pursuant to the Credit Agreement.

     All Money Market Loans denominated in an Alternative Currency made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make, or any error of the Bank in making, any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

     This Money Market Alternative Currency Note is one of the Money Market Notes referred to in the Credit Agreement dated as of August 16, 2005 among the Borrower, the banks listed on the signature pages thereof and their successors and assigns, and Wachovia Bank, National Association, as Administrative Agent and Issuing Bank (as the same may be amended or modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment and the repayment hereof and the acceleration of the maturity hereof.

     The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

     The Borrower agrees, in the event that this Money Market Note or any portion hereof is collected by law or through an attorney at law, to pay all reasonable costs of collection, including, without limitation, reasonable attorneys' fees.

     IN WITNESS WHEREOF, the Borrower has caused this Money Market Alternative Currency Note to be duly executed under seal, by its duly authorized officer as of the day and year first above written.

                            DARDEN RESTAURANTS, INC.


                            By:
                               ------------------------------------------------
                            Title:
                                  ---------------------------------------------

         MONEY MARKET LOANS DENOMINATED IN AN ALTERNATIVE CURRENCY AND
                             PAYMENTS OF PRINCIPAL


......... ........... .............. ............. ........... .............
                       Amount of
                       Loan and       Amount of
          Interest    Alternative     Principal    Maturity    Notation
 Date       Rate       Currency        Repaid       Date        Made By
 ----    ----------  -------------- -------------  -----------  ----------

......... ........... .............. ............. ........... ............

......... ........... .............. ............. ........... ............

......... ........... .............. ............. ........... ............

......... ........... .............. ............. ........... ............

......... ........... .............. ............. ........... ............

......... ........... .............. ............. ........... ............

......... ........... .............. ............. ........... ............

......... ........... .............. ............. ........... ............

......... ........... .............. ............. ........... ............

......... ........... .............. ............. ........... ............

......... ........... .............. ............. ........... ............

......... ........... .............. ............. ........... ............

......... ........... .............. ............. ........... ............

......... ........... .............. ............. ........... ............

......... ........... .............. ............. ........... ............

......... ........... ........... ............. ........... ............

......... ........... ........... ............. ........... ............

......... ........... ........... ............. ........... ............

                                    EXHIBIT E


                                   OPINION OF
                            COUNSEL FOR THE BORROWER

           [Dated as provided in Section 3.01 of the Credit Agreement]



To the Banks and the Administrative Agent, Referred to Below
c/o Wachovia Bank, National Association, as Administrative Agent
One Wachovia Center
301 South College Street
Charlotte, North Carolina  28288-0680
Attention: Syndication Agency Services

Dear Sirs:

     I have acted as counsel for Darden Restaurants, Inc., a Florida corporation (the "Borrower"), in my capacity as Senior Associate General Counsel of the Borrower, in connection with the Credit Agreement (the "Credit Agreement") dated as of August 16, 2005, among the Borrower, the banks listed on the signature pages thereof and Wachovia Bank, National Association, as Administrative Agent and Issuing Bank. Terms defined in the Credit Agreement are used herein as therein defined.

     I have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as I have deemed necessary or advisable for purposes of this opinion. As to questions of fact relating to the Borrower material to this opinion, I have relied upon representations of appropriate officers of the Borrower. I have assumed for purposes of my opinions set forth below, with the permission of the Administrative Agent and the Banks and without verification:

     (a)  the authenticity of all documents submitted to me as originals,

     (b)  the genuineness of all signatures,

     (c)  the legal capacity of natural persons,

     (d) the conformity to originals of all documents submitted to me as copies and the authenticity of the originals of such copies,

     (e) the accuracy as to factual matters of the representations and warranties of the Borrower contained in the Credit Agreement,

     (f) that all conditions precedent to the effectiveness of the Credit Agreement have been satisfied or waived,

     (g) that the execution and delivery of the Credit Agreement by each Bank and by the Administrative Agent have been duly authorized by each Bank and by the Administrative Agent, and

     (h) that the Credit Agreement is enforceable against the Administrative Agent and the Bank in accordance with its terms.

     I am qualified to practice in the State of Florida and do not purport to be an expert on any laws other than the laws of the United States and the State of Florida and this opinion is rendered only with respect to such laws. I have made no independent investigation of the laws of any other jurisdiction.

     Upon the basis of the foregoing, I am of the opinion that:

     1. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Florida and has all corporate powers required to carry on its business as now conducted.

     2. The execution, delivery and performance by the Borrower of the Credit Agreement and the Notes (i) are within the Borrower's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of, or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or of any agreement, judgment, injunction, order, decree or other instrument which to my knowledge is binding upon the Borrower, and (v) to my knowledge, except as provided in the Credit Agreement, do not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

     3. The Credit Agreement constitutes a valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms, and the Notes constitute valid and binding obligations of the Borrower, enforceable in accordance with their respective terms.

     4. To my knowledge, there is no action, suit or proceeding pending, or threatened, against or affecting the Borrower or any of its Material Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, consolidated financial position or consolidated results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole, or which in any manner questions the validity or enforceability of the Credit Agreement or any Note.

     5. Each of the Borrower's Material Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

     6. Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     7. Neither the Borrower nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

     8. The choice of New York law to govern the Credit Agreement, the Notes and the other Loan Documents in which such choice is stipulated is a valid and effective choice of law under the law of the State of Florida, and adherence to existing judicial precedents generally would require a court sitting in the State of Florida to abide by such choice of law. Such courts might not give effect to such choice of law provisions if giving effect to such provisions were determined to be contrary to a fundamental policy of the State of Florida at such time, but I am not aware of any existing precedent refusing to give effect to a choice of law provision in a substantial commercial contract on purely public policy grounds. I am not aware of any provision of the Credit Agreement, the Notes or the other Loan Documents which would violate a fundamental policy of the State of Florida. In addition, I have assumed for the purposes of this opinion that in selecting New York law the parties are acting in good faith and without an intent to evade the law of Florida.

     My opinions set forth above are subject to the following additional qualifications:

     (a) I express no opinion as to the effect of the law of any jurisdiction (other than the State of Florida and the United States) wherein any Bank may be located which limits rates of interest which may be charged or collected by such Bank.

     (b) I wish to point out that the provisions of the Credit Agreement that permit the Administrative Agent or any Bank to take action or make determinations, or to benefit from indemnities and similar undertakings of the Borrower, may be subject to a requirement that such action or inaction by the Administrative Agent or a Bank which may give rise to a request for payment under such an undertaking be taken or not taken on a reasonable basis and in good faith.

     (c) My opinions are subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer, statutes of limitation, or other similar laws and judicial decisions affecting or relating to the rights of creditors generally, and are further subject to the effect of general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, estoppel, election of remedies and other similar doctrines affecting the enforcement of agreements generally (regardless of whether enforcement is considered in a proceeding at law or in equity). In addition, the availability of specific performance, injunctive relief, the appointment of a receiver or other equitable remedies is subject to the discretion of the tribunal before which any proceeding therefor may be brought.

     (d) I express no opinion as to the enforceability of provisions of the Credit Agreement to the extent it contains:

          (i) choice of law or forum selection provisions except as set forth in paragraph 8, above,

          (ii) waivers by the Borrower of any statutory or constitutional rights or remedies,

          (iii) grants to the Administrative Agent or the Banks of powers of attorney,

          (iv) cumulative remedies to the extent such cumulative remedies purport to compensate, or would have the effect of compensating, the party entitled to the benefits thereof in an amount in excess of the actual loss suffered by such party,

          (v) obligations of the Borrower to pay any prepayment premium, default interest rate, early termination fee or other form of liquidated damages, if the payment of such premium, interest rate, fee or damages may be construed as unreasonable in relation to actual damages or disproportionate to actual damages suffered by the Banks as a result of such prepayment, default or termination,

          (vi) terms purporting to establish evidentiary standards, or

          (vii) terms to the effect that provisions in the Credit Agreement may not be waived or modified except in writing may be limited under certain circumstances.

     (e) I express no opinion as to compliance or the effect of noncompliance by the Administrative Agent or any Bank with any state or federal laws or regulations applicable to the Administrative Agent or such Bank in connection with the transactions described in the Credit Agreement.

     The opinions expressed herein are based on an analysis of existing laws and court decisions and cover certain matters not directly addressed by such authorities. This opinion is solely for the benefit of the addressees hereof in connection with the transaction described in the first paragraph of this letter, may not be relied upon by the addressee hereof for any other purpose, and may not be relied upon or used by, circulated, quoted, or referred to, nor may copies hereof be delivered to, another person, other than the Administrative Agent's and the Banks' participants and assigns permitted under the Agreement, for any purpose without my prior written approval; provided that copies hereof may be provided by a Bank to its auditors and counsel and to any governmental agency or authority having jurisdiction over such Bank. I disclaim any obligation to update this opinion letter for events occurring or coming to my attention, or any changes in the law taking effect, after the date hereof.

                                             Very truly yours,


                                             ----------------------------------
                                             Douglas E. Wentz
                                             Senior Associate General Counsel
                                             Darden Restaurants, Inc.

                                    EXHIBIT F

                           MONEY MARKET QUOTE REQUEST

                                     [Date]

To:               Wachovia Bank, National Association
                  as Administrative Agent

From:             Darden Restaurants, Inc.

Re:               Money Market Quote Request

     Pursuant to Section 2.03 of the Credit Agreement (the "Credit Agreement") dated as of August 16, 2005, among Darden Restaurants, Inc., the banks listed on the signature pages thereof, and Wachovia Bank, National Association, as Administrative Agent and Issuing Bank, we hereby give notice that we request Money Market Quotes for the following proposed Money Market Borrowing(s)

Date of Borrowing:   Principal Amount*   Applicable Currency   Interest Period**
------------------   -----------------   -------------------   -----------------






Terms used herein have the meanings assigned to them in the Credit Agreement.

                                      DARDEN RESTAURANTS, INC.

                                      By:
                                        ----------------------------------------
                                      Title:
                                           -------------------------------------



----------------------------
1 Amount  must be  $5,000,000  or a larger  multiple  of  $1,000,000.  Also,  if
  Alternative Currency is used, Principal Amount is the Dollar Equivalent.
2 A period of 7 to 180 days.

                                    EXHIBIT G

                               MONEY MARKET QUOTE

Wachovia Bank, National Association
  as Administrative Agent
301 South College Street
Charlotte, North Carolina 28288-0680

Attention:

     Re: Money Market Quote to Darden Restaurants, Inc. (the "Borrower")

     This Money Market Quote is given in accordance with Section 2.03(c)(ii) of the Credit Agreement (the "Credit Agreement") dated as of August 16, 2005, among Darden Restaurants, Inc., the banks listed on the signature pages thereof (the "Banks"), and Wachovia Bank, National Association, as Administrative Agent and Issuing Bank. Terms defined in the Credit Agreement are used herein as defined therein.

     In response to the Borrower's invitation dated ____________ __, ____, we hereby make the following Money Market Quote on the following terms:

     1.   Quoting Bank:

     2.   Person to contact at Quoting Bank:

     3.   Date of Borrowing:1

     4. We hereby offer to make Money Market Loan(s) in the following minimum and maximum principal amounts, for the following Interest Periods and at the following rates:

Minimum       Maximum
Principal    Principal                          Applicable
Amount2       Amount2      Interest Period3     Currency       Interest Rate
------       ---------     ----------------   -------------    -------------




-----------------------
1 As specified in the related Money Market Quote Request.
2 The principal amound bid for each Interest period may not exceed the principal amount requested. Bids must be made for at least $[5,000,000] or a larger multiple of $[1,000,000].
3 A period of 7 to 180 days.

     We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Credit Agreement, irrevocably obligate(s) us to make the Money Market Loan(s) for which any offer(s) [is] [are] accepted, in whole or in part (subject to the third sentence of Section 2.03(e) of the Credit Agreement).

                                       Very truly yours,

                                       [Name of Bank]


Dated:                                 By:
      ----------------------              --------------------------------------
                                          Authorized Officer

                                    EXHIBIT H

                               CLOSING CERTIFICATE
                                       OF
                            DARDEN RESTAURANTS, INC.

     Reference is made to the Credit Agreement (the "Credit Agreement") dated as of August 16, 2005, among Darden Restaurants, Inc. (the "Borrower"), the banks listed on the signature pages thereof, and Wachovia Bank, National Association, as Administrative Agent and Issuing Bank. Capitalized terms used herein have the meanings ascribed thereto in the Credit Agreement.

     Pursuant to Section 3.01 of the Credit Agreement, ___________________, the duly authorized ____________________ of the Borrower, hereby certifies to the Administrative Agent and the Banks that: (i) no Default has occurred and is continuing on the date hereof; and (ii) the representations and warranties of the Borrower contained in Article IV of the Credit Agreement are true on and as of the date hereof.

     Certified as of the 16th day of August, 2005.

                            DARDEN RESTAURANTS, INC.


                           By:
                             ------------------------------
                           Print:
                                 --------------------------
                           Title:
                                 --------------------------

                                    EXHIBIT I

                            DARDEN RESTAURANTS, INC.

                             SECRETARY'S CERTIFICATE

     The undersigned, _____________, in [his/her] capacity as Secretary of Darden Restaurants, Inc., a Florida corporation (the "Borrower"), hereby certifies that [he/she] has been duly elected, qualified and is acting in such capacity and that, as such, [he/she] is familiar with the facts herein certified and is duly authorized to certify the same, and hereby further certifies, in connection with the Credit Agreement dated as of August ___, 2005 among the Borrower, the banks listed on the signature pages thereof, and Wachovia Bank, National Association, as Administrative Agent and Issuing Bank, that:

     1. Attached hereto as Exhibit A is a complete and correct copy of the Certificate of Incorporation of the Borrower as in full force and effect on the date hereof as certified by the Secretary of State of the State of Florida, the Borrower's state of incorporation.

     2. Attached hereto as Exhibit B is a complete and correct copy of the Bylaws of the Borrower as in full force and effect on the date hereof.

     3. Attached hereto as Exhibit C is a complete and correct copy of the resolutions duly adopted by the Board of Directors of the Borrower on ___________ __, 2005 approving, and authorizing the execution and delivery of, the Credit Agreement, the Notes (as such term is defined in the Credit Agreement) and the other Loan Documents (as such term is defined in the Credit Agreement) to which the Borrower is a party. Such resolutions have not been repealed or amended and are in full force and effect, and no other resolutions or consents have been adopted by the Board of Directors of the Borrower in connection therewith.

     4. ____________, who as ________________________ of the Borrower signed the Credit Agreement, the Notes and the other Loan Documents to which the Borrower is a party, was duly elected, qualified and acting as such at the time [he/she] signed the Credit Agreement, the Notes and other Loan Documents to which the Borrower is a party, and [his/her] signature appearing on the Credit Agreement, the Notes and the other Loan Documents to which the Borrower is a party is [his/her] genuine signature.

     IN WITNESS WHEREOF, the undersigned has hereunto set [his/her] hand as of the 16th day of August, 2005.

                           DARDEN RESTAURANTS, INC.

                           By:
                             ------------------------------
                           Print:
                                 --------------------------
                           Title:
                                 --------------------------

                                    EXHIBIT J

                    FORM OF OFFICER'S COMPLIANCE CERTIFICATE

     The undersigned, on behalf of DARDEN RESTAURANTS, INC., a corporation organized under the laws of Florida (the "Borrower"), hereby certifies to Wachovia Bank, National Association (the "Administrative Agent"), and the Issuing Bank and the Banks (each as defined in the Credit Agreement described below) as follows:

     1. This Certificate is delivered to you pursuant to Section 5.01(b) of the Credit Agreement, dated as of August 16, 2005 (the "Credit Agreement"), among the Borrower, the Banks listed therein, and the Administrative Agent. Terms defined in the Credit Agreement are used herein as therein defined.

     2. I have  reviewed  the  financial  statements  of the  Borrower  and  its
Consolidated   Subsidiaries   dated   as  of   _________________   and  for  the
_____________ period[s] then ended and such statements fairly present the financial condition of the Borrower and its Consolidated Subsidiaries as of the dates indicated and the results of its operations and cash flows for the period[s] indicated.

     3. I have reviewed the terms of the Credit Agreement, the Notes and the related Loan Documents and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and the condition of the Borrower and its Consolidated Subsidiaries during the accounting period covered by the financial statements referred to in Paragraph 2 above. Such review has not disclosed the existence during or at the end of such accounting period of any condition or event that constitutes a Default, nor do I have any knowledge of the existence of any such condition or event as at the date of this Certificate [except, {if such condition or event existed or exists, describe the nature and period of existence thereof and what action the Company has taken, is taking and proposes to take with respect thereto}].

     4. The Pricing Level and the Applicable Margin are set forth on the attached Schedule 1, the Borrower is in compliance with the covenant contained in Section 5.19 of the Credit Agreement as shown on such Schedule 1, and the Borrower and its Subsidiaries, as applicable, are in compliance with the other covenants and restrictions contained in Article V of the Loan Agreement.

     5. Schedule 2 sets forth a list of Material Subsidiaries and the percent of total revenues of the Borrower and its Subsidiaries and percent of total assets of the Borrower and its Subsidiaries which each such Material Subsidiary represents.

     WITNESS the following signature as of the ______ day of ____________, 20__.

                           DARDEN RESTAURANTS, INC.


                           By:
                             ------------------------------
                           Print:
                                 --------------------------
                           Title:
                                 --------------------------

                                   Schedule 1
                                       to
                        Officer's Compliance Certificate

     1. Pricing Level

          (a) Debt Rating of the Company's Senior Debt by

               (i) S&P                ___________

               (ii) Moody's           ___________

          (b) Pricing Level:          ___________

          (c) Applicable Margin:

               (i) Base Rate Loan                ____%
                   Eurocurrency Loan             ____%

               (ii) Applicable Facility Fee Rate ____%

     2. Ratio of Consolidated Total Debt to Consolidated Total Capitalization (Section 5.19)

          Ratio of Consolidated Total Debt
          to Consolidated Total Capitalization:

          (a) Consolidated Total Debt as of the end of the Fiscal Quarter ending on or immediately prior to the date hereof: $___________

          (b) Consolidated Total Capitalization as of the end of the Fiscal Quarter ending on or immediately prior to the date hereof:
               $___________

          (c)  Ratio of (a) to (b): ___________

          (d)  Maximum Ratio permitted: 0.65 to 1.00

                                   Schedule 2
                                       to
                        Officer's Compliance Certificate


..................... .................. ......... ........... ..................
Material Subsidiary    Incorporated In   % of Total Revenues   % of Total Assets
..................... .................. ..................... ..................

..................... .................. ..................... ..................

..................... .................. ..................... ..................

..................... .................. ..................... ..................

..................... .................. ..................... ..................

..................... .................. ..................... ..................

..................... .................. ..................... ..................

..................... .................. ..................... ..................

..................... .................. ..................... ..................

..................... .................. ..................... ..................

..................... .................. ..................... ..................

                                    EXHIBIT K

                            ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (the "Assignment and Assumption") is dated as of the Effective Date set forth below and is entered into by and between [the][each]1 Assignor identified in item 1 below ([the][each, an] "Assignor") and [the][each]2 Assignee identified in item 2 below ([the][each, an] "Assignee"). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]3 hereunder are several and not joint.]4 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the "Credit Agreement"), receipt of a copy of which is hereby acknowledged by [the][each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor's][the respective Assignors'] rights and obligations in [its capacity as a Bank][their respective capacities as Banks] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including without limitation any letters of credit, guarantees, and swingline loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Bank)][the respective Assignors (in their respective capacities as Banks)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] "Assigned Interest"). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

1.       Assignor[s]:              -------------------------------

------------------------------
1 For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language.
2 For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language.
3 Select as appropriate.
4 Include bracketed  language if there are either multiple Assignors or multiple
  Assignees.

                                    --------------------------------

2.       Assignee[s]:               --------------------------------

                                    --------------------------------
   [for each Assignee, indicate [Affiliate][Approved Fund] of [identify Bank]

3.      Borrower(s):                Darden Restaurants, Inc., a
                                    Florida corporation

4.      Administrative Agent:       Wachovia Bank,
                                    National Association, as the administrative agent under the Credit Agreement

5.      Credit Agreement:           The $500,000,000 Credit
                                    Agreement dated as of August 16, 2005 among Darden Restaurants, Inc., a Florida corporation, the Banks parties thereto,
                                    Wachovia Bank, National Association, as
                                    Administrative Agent and Issuing Bank, and the other agents parties thereto

6.      Assigned Interest[s]:

-------------------- ------------------- -------------------- ---------------------- ----------------- -----------------
Assignor[s]5         Assignee[s]6         Aggregate Amount          Amount of           Percentage       CUSIP Number
                                                 of             Commitment/Loans       Assigned of
                                          Commitment/Loans          Assigned8        Commitment/Loans8
                                         for all Banks7
-------------------- ------------------- -------------------- ---------------------- ----------------- -----------------
                                         $                    $
                                                                                              %
-------------------- ------------------- -------------------- ---------------------- ----------------- -----------------
                                         $                    $
                                                                                              %
-------------------- ------------------- -------------------- ---------------------- ----------------- -----------------
                                         $                    $
                                                                                              %
-------------------- ------------------- -------------------- ---------------------- ----------------- -----------------

[7.      Trade Date:                ______________]9

Effective Date: _____________ ___, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]



-------------------------
5 List each Assignor, as appropriate.
6 List each Assignee, as appropriate.
7 Amount to be adjusted by the  counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.
8 Set forth, to at least 9 decimals,  as a percentage of the  Committement/Loans of all Banks thereunder.
9 To be completed if the Assignor(s) and the Assignee(s) intend that the minimum assignment amount is to be determined as of the Trade Date.

The terms set forth in this Assignment and Assumption are hereby agreed to:

                                  ASSIGNOR[S]10
                                  [NAME OF ASSIGNOR]


                                  By:
                                     -----------------------------
                                  Title:
                                        --------------------------

                                  [NAME OF ASSIGNOR]


                                  By:
                                     -----------------------------
                                  Title:
                                        --------------------------

                                  ASSIGNEE[S]11
                                  [NAME OF ASSIGNEE]


                                  By:
                                     -----------------------------
                                  Title:
                                        --------------------------

                                  [NAME OF ASSIGNEE]


                                  By:
                                     -----------------------------
                                  Title:
                                        --------------------------





---------------------
10 Add additional signature blocks as needed.
11 Add additional signature blocks as needed.

[Consented to and]12 Accepted:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:
   -----------------------------
Title:
      --------------------------

[Consented to:]13

[NAME OF RELEVANT PARTY]

By:
   -----------------------------
Title:
      --------------------------









----------------------
12 To be added only if the  consent of the  Administrative  Agent is required by the terms of the Credit Agreement.
13 To be added only if the consent of the Borrower  and/or other  parties  (e.g.
   Issuing Bank) is required by the terms of the Credit Agreement.

                                                                         ANNEX 1

   The $500,000,000 Credit Agreement dated as of August 16, 2005 among Darden Restaurants, Inc., a Florida corporation, the Banks parties thereto, Wachovia Bank, National Association, as Administrative Agent and Issuing Bank, and the
                          other agents parties thereto]

                        STANDARD TERMS AND CONDITIONS FOR
                            ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor[s]. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document,
(ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee[s]. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Bank under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 9.07(c)(iii), (v) and
(vi) of the Credit Agreement (subject to such consents, if any, as may be required under Section 9.01(c)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit
Agreement as a Bank thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Bank thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to
Section 5.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest,
(vi) it has, independently and without reliance upon the Administrative Agent or any other Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and
(vii) if it is a Foreign Bank14, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by

----------------------
14 The concept of "Foreign Bank" should be conformed to the section in the Credit Agreement governing withholding taxes and gross-up.

[the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, [the][any] Assignor or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Bank.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

                                    EXHIBIT L

                               NOTICE OF BORROWING



                               __________, 20____


Wachovia Bank, National Association,
   as Administrative Agent
One Wachovia Center
301 South College Street
Charlotte, North Carolina 28288-0680
Attention: Syndication Agency Services

     Re: Credit Agreement (as amended and modified from time to time, the "Credit Agreement") dated as of August 16, 2005 by and among Darden Restaurants, Inc., the Banks from time to time parties thereto, and Wachovia Bank, National Association, as Administrative Agent and Issuing Bank

Gentlemen:

     Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Credit Agreement.

     This Notice of Borrowing is delivered to you pursuant to Section 2.02 of the Credit Agreement.

     The Borrower hereby requests a [Eurocurrency Borrowing][Base Rate Borrowing] in the aggregate principal amount of ___________ [APPLICABLE CURRENCY] to be made on ________, ____, and for interest to accrue thereon at the rate established by the Credit Agreement for [Eurocurrency Loans] [Base Rate Loans]. [The Interest Period with respect to such Eurocurrency Loan shall be for [1 month] [2 months] [3 months] [6 months].]

     The Borrower has caused this Notice of Borrowing to be executed and delivered by its duly authorized officer this ___ day of ___________, 20____.

                           DARDEN RESTAURANTS, INC.


                           By:
                             ------------------------------
                           Print:
                                 --------------------------
                           Title:
                                 --------------------------

                                    EXHIBIT M

                      NOTICE OF CONTINUATION OR CONVERSION

                          _____________________, 20____



Wachovia Bank, National Association,
   as Administrative Agent
One Wachovia Center
301 South College Street
Charlotte, North Carolina 28288-0680
Attention: Syndication Agency Services

     Re: Credit Agreement (as amended and modified from time to time, the "Credit Agreement") dated as of August 16, 2005 by and among Darden Restaurants, Inc., the Banks from time to time parties thereto, and Wachovia Bank, National Association, as Administrative Agent and Issuing Bank.

Gentlemen:

     Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Credit Agreement.

     This Notice of  Continuation  or Conversion is delivered to you pursuant to
Section 2.04 of the Credit Agreement.

     With respect to the [Base Rate Loans] [Eurocurrency Loans] in the aggregate amount of __________ [APPLICABLE CURRENCY] [which has an Interest Period ending on _____________], the Borrower hereby requests that such loan be [converted to a] [Base Rate Loan] [Eurocurrency Loan] [continued as a] [Eurocurrency Loan] in the aggregate principal amount of __________ [APPLICABLE CURRENCY] to be made on such date, and for interest to accrue thereon at the rate established by the Credit Agreement for [Base Rate Loans] [Eurocurrency Loans]. [The Interest Period with respect to such Eurocurrency Loan shall be for [1 month] [2 months] [3 months] [6 months]].

     The Borrower has caused this Notice of Continuation or Conversion to be executed and delivered by its duly authorized officer this ______ day of ____________, 20___.

                            DARDEN RESTAURANTS, INC.


                           By:
                             ------------------------------
                           Print:
                                 --------------------------

                                    EXHIBIT N

               NOTICE IN RESPECT OF ISSUANCE OF LETTERS OF CREDIT

     TO: The Banks party to the Credit Agreement, dated as of August 16, 2005 (the "Credit Agreement"), among Darden Restaurants, Inc., such Banks and Wachovia Bank, National Association, as Administrative Agent (the "Administrative Agent").

     Pursuant to Section 2.16 of the Credit Agreement, the Issuing Bank hereby certifies to the Banks that it has issued the following Letters of Credit pursuant to Article II of the Credit Agreement:

  -------------- -------------- ---------------- -------------------------
                      Face        Applicable             Date of
     Number           Amount      Currency           Issuance/Expiration

  -------------- -------------- ---------------- -------------------------

  -------------- -------------- ---------------- -------------------------


     A copy of each of the Letters of Credit listed above has been attached hereto.

     Unless otherwise defined herein, terms defined in the Credit Agreement shall have the same meaning in this notice.

         Date:  ______________, ____.

                           Wachovia Bank, National Association, as Issuing Bank


                           By:
                             ------------------------------
                           Print:
                                 --------------------------
                           Title:
                                 --------------------------





N-1